UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

US AIRWAYS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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US AIRWAYS GROUP, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

April 9, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of US Airways Group, Inc. to be held at the Legends Conference Center, 2500 Legends Circle, Prattville, Alabama on Wednesday, May 19, 2004 at 9:30 a.m. local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Our Chairman and certain officers, as well as representatives from our independent auditors, KPMG LLP, will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

Sincerely,

/s/ David N. Siegel

David N. Siegel
President and Chief Executive Officer

2345 Crystal Drive Arlington, VA 22227 (703) 872-7000

US AIRWAYS GROUP, INC.

2345 CRYSTAL DRIVE

ARLINGTON, VIRGINIA 22227

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

MAY 19, 2004

PRATTVILLE, ALABAMA

April 9, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of US Airways Group, Inc. will be held at the Legends Conference Center, 2500 Legends Circle, Prattville, Alabama on Wednesday, May 19, 2004 at 9:30 a.m. local time, for the purposes of considering and voting upon:

1.	A proposal to elect ten directors to serve until the 2005 Annual Meeting of Stockholders;

2.	A proposal to ratify the appointment of KPMG LLP as independent auditors of US Airways Group for the fiscal year ending December 31, 2004;

3.	A proposal to approve the 2003 Stock Incentive Plan, as amended and restated;

4.	A proposal to approve the Incentive Compensation Plan, as amended and restated; and

5	Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Eligible stockholders of record at the close of business on March 24, 2004 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the meeting may be examined at the executive offices of US Airways Group at 2345 Crystal Drive, Arlington, Virginia or at the Annual Meeting.

By Order of the Board of Directors.

/s/ Elizabeth K. Lanier

Elizabeth K. Lanier
Executive Vice President– Corporate Affairs,
General Counsel and Secretary

Arlington, Virginia

April 9, 2004

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

US AIRWAYS GROUP, INC.

2345 CRYSTAL DRIVE

ARLINGTON, VIRGINIA 22227

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2004

INTRODUCTION

This Proxy Statement is furnished to the stockholders of US Airways Group, Inc. in connection with the solicitation by our Board of Directors of proxies to be voted at the 2004 Annual Meeting of Stockholders and any adjournments thereof. The Annual Meeting will be held at the Legends Conference Center, 2500 Legends Circle, Prattville, Alabama on Wednesday, May 19, 2004 at 9:30 a.m., local time. When used in this Proxy Statement, the terms “we,” “us,” “our,” “the Company” and “US Airways Group” refer to US Airways Group, Inc.

The approximate date on which this Proxy Statement and the accompanying proxy card(s) will first be sent to our stockholders is April 9, 2004.

Since the mailing of our last Proxy Statement, there have been many significant changes at US Airways Group. On August 11, 2002, we and seven of our domestic subsidiaries, which account for substantially all of our operations, including our principal operating subsidiary US Airways, Inc. (“US Airways”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division. We have emerged from bankruptcy protection under our Plan of Reorganization, which was confirmed pursuant to the Bankruptcy Court’s confirmation order on March 18, 2003 and, after each of the conditions precedent to consummation was satisfied or waived, became effective on March 31, 2003.

In connection with the consummation of our First Amended Joint Plan of Reorganization on March 31, 2003 (the “Plan of Reorganization”), Retirement Systems of Alabama Holdings LLC (“RSA”) made an equity investment in US Airways Group in the amount of $240 million. In exchange for its $240 million investment, RSA received 20,652,593 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock, 75,000 shares of Class B Preferred Stock, 1,380,570 Class A-1 Warrants and 1,380,570 shares of Class A Preferred Stock, representing approximately 36.2%, on a fully-diluted basis, of our equity and approximately 71.6% of our outstanding voting interests. RSA is the sole holder of our Class B Common Stock and Class B Preferred Stock.

VOTING

General

The securities that can be voted at the Annual Meeting consist of our Class A Common Stock, Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock. The Class A Common Stock, par value $1.00 per share, and the Class B Common Stock, par value $1.00 per share (sometimes collectively referred to herein as the “Common Stock”), vote together as a single class on all matters with respect to which stockholders are entitled to vote. Each share of Class A Common Stock entitles its holder to cast one vote and each share of Class B Common Stock entitles its holder to cast 20 votes on each matter submitted to the stockholders.

In addition to the Common Stock, we have shares of Class A Preferred Stock and Class B Preferred Stock outstanding that are entitled to vote at the Annual Meeting. The Class A Preferred Stock, nominal value $.0001 per share, is entitled to vote on all matters voted on by the holders of Common Stock, voting together with the Common Stock as a single class. Shares of Class A Preferred Stock are issued in connection with our Class A-1 Warrants (referred to herein as the “Warrants”), and each share of Class A Preferred Stock is entitled to one vote, unless there is an anti-dilution adjustment under the Warrants, in which case each holder’s shares of Class A Preferred Stock are entitled to a number of votes equal to the number of shares of Class A Common Stock for which that holder’s Warrant is exercisable. Currently, each share of Class A Preferred Stock entitles its holder to one vote on each matter presented to the stockholders. The Class B Preferred Stock, nominal value $1,000 per share, is entitled to vote on all matters voted on by the holders of Common Stock, voting together with the Common Stock as a single class. Each share of Class B Preferred Stock entitles its holder to one vote on each matter presented to the stockholders.

US Airways Group also has outstanding four series of Class C Preferred Stock (Series 1, 2, 3 and 4), nominal value $1.00 per share, each of which is entitled to designate and elect one director. The shares of Class C Preferred Stock are not entitled to vote on any other matters presented to the stockholders, including the election of the other directors. This Proxy Statement is also being furnished to the holders of each series of Class C Preferred Stock in connection with their election of their respective directors.

At the time our Plan of Reorganization became effective, RSA was entitled, pursuant to the terms of its investment agreement, to designate eight of the 15 members of our new board of directors. RSA is also entitled, until September 26, 2007 and as long as it retains at least 50% of the shares of Common Stock acquired pursuant to its investment, to nominate eight directors for election to the board. The investment agreement further provides that the remaining nominees for director must consist of our chief executive officer and two individuals who are not employees or affiliates of US Airways Group or RSA, as well as the four directors elected by the Class C Preferred Stock. Until September 26, 2007, RSA has agreed to vote all of its shares of voting capital stock received in connection with the consummation of the Plan of Reorganization in favor of all of the directors nominated in accordance with the investment agreement at each annual meeting of our stockholders or at any meeting of our stockholders at which members of our board of directors are to be elected. These obligations are contingent and conditioned upon our chief executive officer agreeing in writing with RSA and us to vote his or her shares of capital stock received in connection with the consummation of the Plan of Reorganization in favor of the directors so nominated in accordance with the terms of the investment agreement. Our current chief executive officer, David Siegel, has entered into an agreement to this effect.

Stockholders of record at the close of business on March 24, 2004 (the “Record Date”) are entitled to vote at the meeting. On the Record Date, we had 52,166,815 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock, 18,930,579 shares of Class A Preferred Stock and 75,000 shares of Class B Preferred Stock outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of the holders of a majority of our Common Stock, Class A Preferred Stock and Class B Preferred Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote).

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to ratify the directors’ appointment of independent auditors (Proposal 2), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and, therefore, will have the same legal effect as voting against the proposal.

In voting with regard to the proposal to approve the 2003 Stock Incentive Plan, as amended and restated (Proposal 3), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and, therefore, will have the same legal effect as voting against the proposal.

In voting with regard to the proposal to approve the Incentive Compensation Plan, as amended and restated (Proposal 4), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and, therefore, will have the same legal effect as voting against the proposal.

Under the rules of the national stock exchanges (the “Exchanges”) that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals that are considered “discretionary” proposals under the rules of the Exchanges. These votes by brokers are considered as votes cast in determining the outcome of any discretionary proposal. We believe that Proposal 1 and Proposal 2 are discretionary. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting, but “broker non-votes” are not considered as votes cast in determining the outcome of any proposal.

As of March 24, 2004, our directors and executive officers, together with RSA, beneficially owned or controlled approximately 23,334,904 shares of our Class A Common Stock, 5,000,000 shares of our Class B Common Stock, 3,611,219 shares of our Class A Preferred Stock and 75,000 shares of our Class B Preferred Stock, constituting approximately 44.7% of the outstanding Class A Common Stock, 100% of the outstanding Class B Common Stock, 19.1% of the outstanding Class A Preferred Stock and 100% of the outstanding Class B Preferred Stock. We believe that these holders will vote all of their shares of common stock in favor of each of the proposals and, therefore, that the presence of a quorum and the approval of the proposals is assured.

Proxies

You should specify your choices with regard to each of the proposals on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to US Airways Group in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted on the proxy card. In the absence of any instructions, the shares represented by a signed and dated proxy card will be voted “FOR” the election of all director nominees, “FOR” the ratification of the appointment of independent auditors, “FOR” the approval of the 2003 Stock Incentive Plan, as amended and restated, and “FOR” the Incentive Compensation Plan, as amended and restated. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (i) by giving written notice of revocation to our Secretary at 2345 Crystal Drive, Arlington, Virginia 22227 (for mail or overnight delivery), (ii) by executing and delivering to the Secretary a proxy card relating to the same shares bearing a later date or (iii) by voting in person at the Annual Meeting. Please note, however, that under the rules of the Exchanges and the Nasdaq National Market (“Nasdaq”), any beneficial owner of our Class A Common Stock (which is listed on Nasdaq) whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges or Nasdaq, as employed by the beneficial owner’s brokerage firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and Class A Preferred Stock as of March 1, 2004, by (i) each of our directors, (ii) each of our executive officers named in the Summary Compensation Table herein and (iii) all of our directors and executive officers as a group, based in each case on information furnished to us by such persons. Each share of Class A Preferred Stock is issued with a corresponding Warrant that is exercisable for Class A Common Stock. The Warrants do not have voting rights but the corresponding Class A Preferred Stock issued with each Warrant entitles the holder to one vote per share of Class A Preferred Stock (subject to adjustment in certain circumstances). Each Warrant is only exercisable, redeemable or transferable when delivered together with the corresponding shares of Class A Preferred Stock. In no event will a holder be entitled to vote both the shares of Class A Preferred Stock corresponding to the Warrant and the shares of Class A Common Stock that may be issued to the holder upon exercise of the Warrant. Therefore, the information in the table below regarding beneficial ownership of Class A Common Stock excludes the shares of Class A Common Stock that are deemed to be beneficially owned by holders of Warrants due to the fact that the Warrants are exercisable within 60 days of March 1, 2004, since the holders of Warrants must surrender their Class A Preferred Stock prior to receiving the shares of Class A Common Stock. This excluded beneficial ownership information is disclosed in the footnotes. We believe that each of the named individuals and each director and executive officer included in the group has sole voting and investment power with regard to the shares shown, except as otherwise noted.

	Class A Common Stock Beneficially Owned (1)			Class A Preferred Stock Beneficially Owned (1)(2)
Name and Title	Number of Shares		Percent of Class	Number of Shares		Percent of Class
David N. Siegel	1,130,400	(3)	2.17%	669,600	(3)	3.53%
President, Chief Executive Officer and Director, US Airways Group and US Airways
Neal S. Cohen	376,800	(4)	*	223,200	(4)	1.18%
Executive Vice President – Finance and Chief Financial Officer, US Airways Group and US Airways
B. Ben Baldanza	188,400	(5)	*	111,600	(5)	*
Senior Vice President – Marketing and Planning of US Airways
Alan W. Crellin	188,400	(6)	*	111,600	(6)	*
Executive Vice President – Operations, US Airways
Elizabeth K. Lanier	188,400	(7)	*	111,600	(7)	*
Executive Vice President– Corporate Affairs, General Counsel and Secretary, US Airways Group and US Airways
William D. Pollock	2,643		*	0		—
Director
Perry Hayes	90		*	0		—
Director
David G. Bronner	0		—	0		—
Chairman of the Board
Rono J. Dutta	0		—	0		—
Director
Cheryl G. Gordon	0		—	0		—
Director
Magdalena Jacobsen	0		—	0		—
Director
Robert L. Johnson	0		—	0		—
Director
Bruce R. Lakefield	0		—	0		—
Director
Joseph J. Mantineo	0		—	0		—
Director
John A. McKenna, Jr.	0		—	0		—
Director

	Class A Common Stock Beneficially Owned (1)		Class A Preferred Stock Beneficially Owned (1)(2)
Name and Title	Number of Shares	Percent of Class	Number of Shares	Percent of Class
Hans Mirka	0	—	0	—
Director
James M. Simon	0	—	0	—
Director
Raymond W. Smith	0	—	0	—
Director
William T. Stephens	0	—	0	—
Director
Directors and executive officers of US Airways Group as a group (25 persons)	2,682,311	5.14%	1,594,400	8.42%

*	Represents less than 1% of the class.

(1)	The number shown reflects the number of Class A Common Stock and Class A Preferred Stock owned beneficially as of March 1, 2004, based on information furnished by the persons named, public filings and US Airways Group’s records. A person is deemed to be a beneficial owner if such person, either alone or with others, has the power to vote or to dispose of such common shares. Except as otherwise indicated below and subject to applicable community property laws, we believe each owner has sole voting and sole investment authority with respect to the shares listed. Except as indicated in the notes below, shares of Class A Common Stock beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after March 1, 2004. There were 52,167,715 shares of Class A Common Stock and 18,943,179 shares of Class A Preferred Stock outstanding as of March 1, 2004.

(2)	Each share of Class A Preferred Stock is issued with a corresponding Warrant that is exercisable for Class A Common Stock. The Warrants do not have any voting rights. Each Warrant is only exercisable, redeemable or transferable when delivered together with the corresponding shares of Class A Preferred Stock. Therefore, a holder of Class A Preferred Stock will be entitled either to (i) vote the shares of Class A Preferred Stock, or (ii) upon exercise of the Warrants and the required surrender of the corresponding number of shares of Class A Preferred Stock, vote the number of shares of Class A Common Stock received upon exercise. In no event will a holder be entitled to vote both the shares of Class A Preferred Stock corresponding to the Warrant and the shares of Class A Common Stock that may be issued to the holder upon exercise of the Warrant.

(3)	Please see Note 2 above regarding the surrender of Class A Preferred Stock upon the exercise of the Warrants, which is required to receive the underlying Class A Common Stock.

(4)	The Class A Common Stock Beneficially Owned excludes Warrants to purchase 223,200 shares of our Class A Common Stock that are immediately exercisable. Please see Note 2 above regarding the surrender of Class A Preferred Stock upon the exercise of the Warrants, which is required to receive the underlying Class A Common Stock.

(5)	The Class A Common Stock Beneficially Owned excludes Warrants to purchase 111,600 shares of our Class A Common Stock that are immediately exercisable. Please see Note 2 above regarding the surrender of Class A Preferred Stock upon the exercise of the Warrants, which is required to receive the underlying Class A Common Stock.

(6)	The Class A Common Stock Beneficially Owned excludes Warrants to purchase 111,600 shares of our Class A Common Stock that are immediately exercisable. Please see Note 2 above regarding the surrender of Class A Preferred Stock upon the exercise of the Warrants, which is required to receive the underlying Class A Common Stock.

(7)	The Class A Common Stock Beneficially Owned excludes Warrants to purchase 111,600 shares of our Class A Common Stock that are immediately exercisable. Please see Note 2 above regarding the surrender of Class A Preferred Stock upon the exercise of the Warrants, which is required to receive the underlying Class A Common Stock.

Set forth below are the number of options to purchase Class A Common Stock and deferred stock units held by each non-employee director who participates in our director compensation programs. See “Compensation of Directors” below. Although each deferred stock unit represents the economic equivalent of a share of Class A Common Stock, no voting rights or other rights of a stockholder of US Airways Group attach to the deferred stock units. Although David G. Bronner and William T. Stephens, as non-employee members of the Board, are entitled to receive stock options and deferred stock units, each waived all director compensation.

Owner	Number of Deferred Stock Units	Number of Director Stock Options (1)
Directors
Rono J. Dutta	1,362.4	5,000
Cheryl G. Gordon	1,362.4	5,000
Magdalena Jacobsen	1,362.4	5,000
Robert L. Johnson	1,362.4	5,000
Bruce R. Lakefield	1,362.4	5,000
Joseph J. Mantineo	1,362.4	5,000
John A. McKenna, Jr.	1,362.4	5,000
Hans Mirka	1,362.4	5,000
James M. Simon	1,362.4	5,000
Raymond W. Smith	1,362.4	5,000

(1)	None of these options vest within 60 days of March 1, 2004.

The following table sets forth information regarding the beneficial ownership of our Class A Common Stock, Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock as of the date indicated for each person, other than our officers and directors, known to us to be the beneficial owner of more than 5% of our outstanding Class A Common Stock, Class B Common Stock, Class A Preferred Stock and Class B Preferred Stock.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Retirement Systems of Alabama Holdings LLC	Class A Common Stock	22,669,412(1)	41.84%
135 South Union Street	Class B Common Stock	5,000,000(1)	100.00%
Montgomery, Alabama 36104 (1)	Class A Preferred Stock	2,016,819(1)	10.65%
	Class B Preferred Stock	75,000	100.00%

OCM Principal Opportunities Fund II, LP, Aviation Acquisition LLC, and Goldman Sachs & Co. as a Group (2)	Class A Common Stock	4,679,000(2)	8.97%

OCM Principal Opportunities Fund II, LP 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 (3)

Aviation Acquisition LLC One Maritime Plaza, Suite 1325 San Francisco, California 94111 (4)

Goldman, Sachs & Co. 85 Broad Street New York, NY 10004 (5)

ATSB Securities Trust u/a/d March 31, 2003	Class A Common Stock	7,635,000(6)	12.77%
120 Vermont Avenue, Suite 970 Washington, DC 20005 (6)	Class A Preferred Stock	7,635,000(6)	40.30%

(1)

The amount shown and the following information was provided in a Schedule 13D filed by RSA on August 25, 2003 reporting beneficial ownership on May 13, 2003. RSA reported beneficial ownership with sole voting power and sole dispositive power of 22,669,412 shares of Class A Common Stock (which includes 2,016,819 shares of Class A Preferred Stock that must be surrendered upon exercise of the Warrants) and 5,000,000 shares of Class B Common Stock. The Schedule 13D was filed by RSA, on behalf of (i) itself, (ii) The Teachers’ Retirement System of Alabama (“TRSA”) and (iii) The Employees’ Retirement System of Alabama (“ERSA”), for the purpose of disclosing the acquired beneficial ownership pursuant to (a) an investment agreement by and between US Airways Group and RSA, dated as of September 26, 2002, as amended by that certain Amendment No. 1 by and among US Airways Group, TRSA and RSA, dated as of January 17, 2003, and as further amended by that certain Amendment No. 2 by and among US Airways Group, TRSA and RSA, dated as of March 30, 2003 and (b) the Plan of Reorganization. TRSA is one of two members of RSA, and has a 66 2/3% interest in RSA. ERSA is the other member of RSA, and has a 33 1/3% interest in RSA. By reason of these relationships, TRSA and ERSA may be deemed to beneficially own and have shared voting and dispositive power over the Class A Common Stock and Class B Common Stock owned by RSA. TRSA and ERSA disclaim beneficial ownership of the shares of Class A Common Stock and Class B Common Stock beneficially owned by RSA or by ERSA and TRSA, respectively. By reason of TRSA’s and ERSA’s ownership of RSA, TRSA, ERSA and RSA may be deemed to constitute a group within the meaning of Section 13d-5(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, RSA, TRSA and ERSA each disclaims the existence of a group.

The Amount and Nature of Beneficial Ownership for the Class A Common Stock includes Warrants to purchase 2,016,819 shares of our Class A Common Stock that are exercisable within sixty days of March 1, 2004.

(2)	OCM Principal Opportunities Fund II, L.P., Aviation Acquisition, LLC and Goldman, Sachs & Co. purchased, in aggregate, 4,679,000 shares of Class A Common Stock from us in a private placement transaction that closed in two installments in August 2003. These entities have disclosed in Schedule 13Gs filed with the Securities and Exchange Commission that certain terms and conditions in connection with their investment in the Class A Common Stock, including the signing by these entities of the Stockholder Agreement, dated as of August 14, 2003, as amended by Amendment No. 1 to the Stockholder Agreement, dated as of August 27, 2003, could be deemed to make them members of a group as defined by Rule 13d-5(b) of the Exchange Act (these entities, along with their respective affiliates who may be deemed to beneficially own the shares, are referred to as the “Purchase Group”). Pursuant to Rule 13d-5(b) of the Exchange Act, each member of the Purchase Group may be deemed to beneficially own any equity securities of US Airways Group that the other members of the Purchase Group beneficially own. Each of these entities expressly disclaims that it is the beneficial owner of any securities except to the extent of the entity’s pecuniary interest in the shares of Class A Common Stock.

The amount shown and the information in Notes 2, 3, 4 and 5 was provided in (1) an Amendment No. 1 to Schedule 13G filed by Aviation Acquisition, LLC on January 9, 2004, reporting ownership on January 1, 2004, (2) a Schedule 13G filed by OCM Principal Opportunities Fund II, LP on September 5, 2003, reporting ownership on August 26, 2003 and (3) a Schedule 13G filed by Goldman Sachs & Co. on September 5, 2003, reporting ownership on August 27, 2003.

(3)	OCM Principal Opportunities Fund II, LP and Oaktree Capital Management, LLC reported in a Schedule 13G filed on September 5, 2003, that they each beneficially owned, with shared voting power and shared dispositive power, 1,871,600 shares of Class A Common Stock, which constituted 3.9% of the outstanding shares of Class A Common Stock. Oaktree Capital Management, LLC is the sole general partner of OCM Principal Opportunities Fund II, L.P., which holds 1,871,600 shares of Class A Common Stock. OCM Principal Opportunities Fund II, LP and Oaktree Capital Management, LLC disclaim any beneficial ownership of the 2,807,400 shares owned by the other members of the Purchase Group.

(4)	Aviation Acquisition, LLC, Farallon Capital Management, L.L.C., David I. Cohen, Chun R. Ding, Joseph F. Downes, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Rajiv A. Patel, Derek C. Schrier, Thomas F. Steyer, and Mark C. Wehrly (collectively referred to herein as the “Reporting Persons”) reported in an Amendment No. 1 to Schedule 13G filed on January 1, 2004 that they each beneficially owned, with shared voting power and shared dispositive power, 1,871,600 shares of Class A Common Stock, which constituted 3.9% of the outstanding shares of Class A Common Stock. The Amendment No. 1 to Schedule 13G amends the Schedule 13G initially filed on September 5, 2003. The Amendment was filed to reflect that effective on January 1, 2004, each of Charles E. Ellwein and Rajiv A. Patel became a managing member of Farallon Capital Management, L.L.C., and as such may be deemed to be a beneficial owner of the securities beneficially owned by such entity as of that date. Aviation Acquisition, LLC is currently the record owner of the 1,871,600 shares of Class A Common Stock. The Reporting Persons disclaim any beneficial ownership of the 2,807,400 shares of Class A Common Stock beneficially owned, in the aggregate, by the other members of the Purchase Group. Farallon Capital Management, L.L.C. is the management company of Aviation Acquisition, L.L.C. and the individuals named are managing members of Farallon Capital Management, L.L.C.

(5)	Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. reported in a Schedule 13G filed on September 5, 2003 that they each beneficially owned, with shared voting power and shared dispositive power, 935,800 shares of Class A Common Stock, which constituted 1.9% of the outstanding shares of Class A Common Stock. The shares of Class A Common Stock reported for Goldman, Sachs & Co. are owned directly by Goldman, Sachs & Co. The Goldman Sachs Group, Inc., as the parent holding company of Goldman, Sachs & Co., may be deemed to be the beneficial owner of all the Class A Common Stock owned by Goldman, Sachs & Co. Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. expressly disclaim beneficial ownership of the 3,743,200 shares of Class A Common Stock owned by the other members of the Purchase Group. The Goldman Sachs Group, Inc. disclaims any beneficial ownership of the 935,800 shares of Class A Common Stock held by Goldman, Sachs & Co.

(6)

The ATSB Securities Trust beneficially owns 7,635,000 shares of Class A Common Stock through its ownership of 7,635,000 Warrants. As disclosed above, the Warrants are issued with a corresponding number of shares of Class A Preferred Stock, which has voting rights. The ATSB Securities Trust holds 7,635,000 shares of Class A Preferred Stock, which must be surrendered upon exercise of the Warrants. The Warrants have an exercise price of $7.42 per share and are immediately exercisable. In addition, the ATSB Securities Trust, under certain interpretations of Rule 13d-5 of the Exchange Act, may be deemed to possess shared investment power with respect to 14,456,815 shares of Class A Common Stock owned by RSA pursuant to the terms of an Undertaking Agreement entered into by RSA for the benefit of the ATSB Securities Trust. The ATSB Securities Trust expressly disclaims that it is the beneficial owner of any securities except to the extent of its pecuniary interest in shares of Class A Common Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

The Board of Directors currently consists of 15 members. All of the directors were appointed in April 2003 pursuant to the terms of the Plan of Reorganization and our investment agreement with RSA. Nine of our directors are also directors of our principal operating subsidiary, US Airways, Inc. One of our current directors, Raymond W. Smith, has recently informed us that he will not stand for re-election at this Annual Meeting. As a result, only 14 directors have been nominated for re-election at this Annual Meeting, and following the Annual Meeting, one seat may remain vacant while the Board seeks a qualified candidate to serve as director. Of the 14 directors nominated for re-election, ten will be elected by the holders of the Common Stock, Class A Preferred Stock and Class B Preferred Stock, voting together as a single class, and each of the remaining four directors will be elected by one of the series of Class C Preferred Stock. Holders of Common Stock, Class A Preferred Stock and Class B Preferred Stock may only vote to elect ten directors at the Annual Meeting. Each of the nominees is currently a director of US Airways Group, and there are no family relationships among the directors or the executive officers.

The Corporate Governance and Nominating Committee reviewed all 14 director nominees with respect to their independence and general qualifications. Upon the recommendation of the Corporate Governance and Nominating Committee, and in accordance with the investment agreement with RSA and our Amended and Restated Certificate of Incorporation, the Board of Directors has nominated all 14 director nominees, of whom the following ten directors are nominated for election as directors by the Common Stock, Class A Preferred Stock and Class B Preferred Stock at the 2004 Annual Meeting: David G. Bronner, Rono J. Dutta, Cheryl G. Gordon, Robert L. Johnson, Bruce R. Lakefield, John A. McKenna, Hans Mirka, David N. Siegel, James M. Simon and William T. Stephens.

Of the ten directors nominated for election by the Common Stock, Class A Preferred Stock and Class B Preferred Stock, Dr. Bronner, Ms. Gordon, and Messrs. Dutta, Lakefield, McKenna, Mirka, Simon and Stephens are the eight nominees designated by RSA in accordance with the terms of its investment agreement with US Airways Group. As set forth in the investment agreement, the other two nominees are Mr. Siegel, our chief executive officer, and Mr. Johnson, one of the two nominees who may not be an employee or affiliate of us or RSA. The remaining seat on the Board, which also may not be filled by an employee or affiliate of us or RSA, may be vacant following the Annual Meeting while the Board seeks a replacement for Mr. Smith.

The four nominees designated and to be elected by the series of Class C Preferred Stock are as follows:

Director	Series of Class C Preferred	Holder of Series

William D. Pollock	Series 1	Air Line Pilots Association

Joseph J. Mantineo	Series 2	International Association of Machinists and Aerospace Workers

Perry L. Hayes	Series 3	Association of Flight Attendants – Communications Workers of America AFL-CIO, International and Transport Workers Union of America

Magdelena Jacobsen	Series 4	Communications Workers of America

Each of the holders of the four series of Class C Preferred Stock has informed us that it intends to vote for the respective director indicated above.

If re-elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the 2005 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. In addition, each of the series of Class C Preferred Stock has the ability, under the provisions of our Amended and Restated Certificate of Incorporation, to remove the director elected by that series and designate and elect a new director to fill that seat on the Board of Directors.

Each of the nominees has consented to serve as a director if re-elected. If any of the ten nominees to be elected by the Common Stock, Class A Preferred Stock and Class B Preferred Stock should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate, or in the case of the eight directors designated by RSA, RSA may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy cards will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), or allow the vacancies to remain open until a suitable candidate or candidates are located.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to re-elect David G. Bronner, Rono J. Dutta, Cheryl G. Gordon, Robert L. Johnson, Bruce R. Lakefield, John A. McKenna, Hans Mirka, David N. Siegel, James M. Simon and William T. Stephens as directors for a one year term expiring at the 2005 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Information Regarding Directors

Set forth below is certain information as of March 1, 2004, regarding our directors, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

		Served as director since

David G. Bronner, 59	Dr. Bronner has been the Chief Executive Officer of Retirement Systems of Alabama since 1973. He serves as Executive Director of the Public Education Employees’ Health Insurance, and is a member of the State Employees’ Insurance Board. He is a member of the Editorial Board, Southern Business & Economics Journal, Auburn University at Montgomery, a member of the Board of Visitors, University of Alabama School of Business, New Water Corporation and Children First. Dr. Bronner has been Chairman of our Board of Directors since April 2003 and is a member of the Strategy and Finance Committee of the Board of Directors.	2003

Rono J. Dutta, 52	Mr. Dutta served as Vice President and President for United Airlines from 1985 until his retirement in 2002. He is a member of the Board of Directors for Marscico Capital and a member of the Board of Trustees for the Ravinia Festival, Chicago. He is a member of the Audit, Human Resources and Strategy and Finance Committees of the Board of Directors. Mr. Dutta served as President of United Airlines until September 2002. On December 9, 2002, United Airlines, its parent company UAL Corporation, and 26 direct and indirect wholly owned subsidiaries of UAL filed voluntary petitions to reorganize their businesses under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. The cases are still pending, and the Bankruptcy Court is jointly administering these cases as “In re UAL Corporation, et al., Case No. 02-48191.”	2003

Cheryl G. Gordon, 48	Ms. Gordon is a Partner for Apollo Management, L.P. Ms. Gordon was the Chief Executive Officer of Rothschild Asset Management from 1995 to April 15, 2000. She served as Senior Managing Director for Rothschild North America from 1993 until 2000. She is a Governor for the Iowa State University Board of Governors. Ms. Gordon is also a member of the Dean’s Advisory Council, Iowa State University College of Business. Ms. Gordon is a director and chairperson of the Investment Committee for the Iowa State University Foundation. She is Trustee of the Mount Sinai Medical Center.	2003

		Served as director since

	Ms. Gordon is a member of the Human Resources and Strategy and Finance Committees of the Board of Directors.

Perry L. Hayes, 47	Mr. Hayes is President of the Master Executive Council for the US Airways Association of Flight Attendants. He has served as a flight attendant for US Airways, Inc. since 1988. He is a member of the Safety and Social Responsibility Committees of the Board of Directors. In April 2003, Mr. Hayes filed for personal bankruptcy under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court in the Western District of North Carolina. The bankruptcy was discharged in July 2003.	2003

Magdalena Jacobsen, 63	Ms. Jacobsen currently owns a private consulting firm, which she founded in September 2002. Ms. Jacobsen is the former Chairwoman and a board member of the National Mediation Board, in which positions she served from 1993 until 2002. She was also Commissioner of the Federal Mediation and Conciliation Service, Director of the Employee Relations division for the City and County of San Francisco, Manager of Labor Relations, Flight Department of Continental Airlines, and Secretary Treasurer and Local Officer of the Air Line Pilots Association, Flight Attendants Division. She is a member of the Corporate Governance and Nominating and Social Responsibility Committees of the Board of Directors.	2003

Robert L. Johnson, 57	Mr. Johnson has served the Chief Executive Officer of BET Holdings, Inc., a subsidiary of Viacom Inc. (media-entertainment holding company) from 1980 to the present. Mr. Johnson also serves as a Director of the Hilton Hotels Corporation, the American Film Institute, General Mills Corporation, Johns Hopkins University, Strayer Education and Jazz @ Lincoln Center. He is a member of the Corporate Governance and Nominating and Social Responsibility Committees of the Board of Directors.	1998

Bruce R. Lakefield, 60	Mr. Lakefield served as Chairman and Chief Executive Officer of the Lehman Brothers International from 1995 until 1999. He has served as a Senior Advisor to the Investment Policy Committee of HGK Asset Management since 2000. Mr. Lakefield serves as a Non-Executive Director of Constellation Corporation PLC. Mr. Lakefield is Chairman of the Human Resources and Strategy and Finance Committees and a member of the Audit Committee of the Board of Directors.	2003

Joseph J. Mantineo, 72	Mr. Mantineo is a retired Aircraft & Powerplant Mechanic with US Airways. In addition to being employed by US Airways from 1957 through 1996, he served on negotiating committees for the International Association of Machinists and Aerospace Workers, from 1957 until his retirement in 1996. He became full-time Assistant General Chairman for District Lodge 141-M, in 1991, until his retirement in November 1996. He served as Secretary-Treasurer for twelve years in Lodge 1445, as well as worked on the mergers of Allegheny/Mohawk, USAir/PSA and USAir/Piedmont. Mr. Mantineo is a member of the Safety and Social Responsibility Committees of the Board of Directors.	2002

John A. McKenna, Jr., 36	Mr. McKenna has served as Director and Managing Director of Houlihan Lokey Howard & Zukin, Inc. since 1999. He served as Vice President of Wasserstein Perella & Co. during 1998 and 1999. Prior to 1998, he served in various capacities at Houlihan Lokey Howard & Zukin. Mr. McKenna has been a Panelist on restructuring and investment banking topics before the World Bank and the American Bankruptcy Institute. He is Chairman of the Social Responsibility Committee and a member of the Strategy and Finance Committee of the Board of Directors.	2003

		Served as director since

Hans Mirka, 67	Mr. Mirka served as Senior Vice President, International Division for American Airlines, Inc. from 1992 until his retirement in 1998. He also served as Executive Vice President and General Manager for Pan American World Airways, Inc. from 1984 until 1989 and Vice President, Field Sales and Services for Continental Airlines until 1984. He is Chairman of the Safety Committee and a member of the Strategy and Finance Committee of the Board of Directors.	2003

William D. Pollock, 47	Capt. Pollock is Chairman of the US Airways Air Line Pilots Association (ALPA) Master Executive Council. An 18-year veteran of US Airways, he holds a captain position on the A320. His previous ALPA experience includes serving as MEC Vice Chairman for three years and MEC Legislative Affairs Committee Chairman for more than 12 years. As a veteran pilot for US Airways, Pollock has flown the F-100 and B-737. In the Navy, he served 21 years of combined active and reserve service and flew the P-3 Orion. Capt. Pollock is a member of the Corporate Governance and Nominating and Safety Committees of the Board of Directors.	2002

David N. Siegel, 42	Mr. Siegel has served as President and Chief Executive Officer of US Airways Group and US Airways since March 2002. Immediately prior to joining US Airways, Mr. Siegel was Chairman and Chief Executive Officer of Avis Rent A Car until September 2001. He also served as Managing Director of eVolution Global Partners from June 2000 until August 2001. Prior thereto, Mr. Siegel was President and Chief Operating Officer of Budget Group from November 1999 to May 2000. Mr. Siegel previously served in a variety of management roles at Continental Airlines, Inc. including President–Continental Express from November 1995 to October 1999, Senior Vice President–Planning and Scheduling from August 1994 to October 1995, and Vice President–Corporate Development from June 1993 to July 1994. Prior to joining Continental, Mr. Siegel was a Director–Corporate Planning at Northwest Airlines Corporation. Mr. Siegel is a member of the Strategy and Finance Committee of the Board of Directors.	2002

James M. Simon, Jr., 56	Mr. Simon has served as the President and Senior Founding Partner of Intelligence Enterprises, LLC since 2003. He formerly served in the Office of the Deputy Director of Central Intelligence for Community Management from 1999 until 2003. Mr. Simon serves as a member of the Board of Directors of United Devices, Inc. He is a member of the Corporate Governance and Nominating and Safety Committees of the Board of Directors.	2003

Raymond W. Smith, 66	Mr. Smith is the founding partner of Arlington Capital Partners. He has also served as Chairman of Rothschild North America, Inc. (international investment banking) since 1999 and has served as Chairman of Verizon Ventures since 1999. Prior to that, Mr. Smith was Chairman of the Board and Chief Executive Officer of Bell Atlantic Corporation from 1989 until December 1998. Previously, Mr. Smith had served as Vice Chairman and President of Bell Atlantic and Chairman of The Bell Telephone Company of Pennsylvania. He is a trustee of Carnegie Mellon University and the Lincoln Center Theater and serves on the boards of Carnegie Corporation, Rothschild Continuation Holdings AG and NTT DoCoMo. He is Chairman of the Audit Committee and a member of the Human Resources Committee of the Board of Directors. As discussed above, Mr. Smith has determined not to stand for re-election at the Annual Meeting, and therefore will not serve as a director after May 19, 2004.	1990

Served as director since
William T. Stephens, 60	Mr. Stephens has served as General Counsel of the Retirement Systems of Alabama since 2000, and previously from 1980 to 1998. From 1998 to 2000, Mr. Stephens served as Deputy Director resident in the Montgomery, Alabama headquarters of Retirement Systems of Alabama. Mr. Stephens is a Director of New Water Street Corporation, a director of the American Village Citizenship Trust, a member of the Alumni Advisory Council, Auburn University School of Engineering and Treasurer of the Auburn University Bar Association. He is the Chairman of the Corporate Governance and Nominating Committee, has served as a member of the Audit Committee and is a member of the Human Resources Committee of the Board of Directors.	2003

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board of Directors. The Board of Directors held 17 meetings in 2003. During the fiscal year ended December 31, 2003, the following standing committees as established by the Board of Directors were in effect: Audit Committee, Corporate Governance and Nominating Committee, Human Resources Committee, Safety Committee, Social Responsibility Committee and Strategy and Finance Committee. During 2003, the Audit Committee held ten meetings, the Corporate Governance and Nominating Committee held four meetings, the Human Resources Committee held nine meetings, the Safety Committee held two meetings, the Social Responsibility Committee held two meetings and the Strategy and Finance Committee held ten meetings. During 2003, each of the incumbent directors attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which the director served, except for Mr. Johnson, who attended 48%.

As a result of the new Nasdaq and Securities and Exchange Commission independence requirements, as well as Mr. Smith’s decision not to stand for re-election, the Board, with the assistance of the Corporate Governance and Nominating Committee, is in the process of evaluating the memberships on the various committees described below. As of the date of the Annual Meeting, the composition of the Board committees is likely to change to meet the new requirements and to ensure the appropriate number of members on each committee. Because RSA holds more than 50% of the voting power of US Airways Group, our Board of Directors may determine to use the Controlled Company exemption under the Nasdaq listing standards that go into effect as of the date of our Annual Meeting. Under this exemption, we would not be required to have a majority of our Board consist of independent directors, nor would our Human Resources Committee or Corporate Governance and Nominating Committees have to consist solely of independent directors; however the Audit Committee members would still be required to meet the independence requirements.

The Audit Committee, in consultation with our financial officers and our independent auditors, assists in establishing the scope of the annual audit. The Audit Committee (1) reviews annual and quarterly financial statements and periodic reports filed with the Securities and Exchange Commission, (2) appoints, ensures the independence of, and oversees the performance of our independent auditors, (3) reviews the annual programs of the internal audit staff and (4) reviews programs designed to protect and maintain our assets, including insurance, internal controls and internal security programs. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com and is attached to this Proxy Statement as Appendix A. The Audit Committee is composed of Raymond W. Smith, Rono J. Dutta, Bruce R. Lakefield and William T. Stephens. Messrs. Smith, Dutta and Lakefield are independent under Nasdaq listing standards currently in effect. Due to his relationship with RSA, Mr. Stephens is not independent under current Nasdaq listing standards. The Board of Directors determined, however, that due to his professional expertise, as well as his extensive knowledge of our reorganization process, our recapitalization in connection with the reorganization, and the documentation under which we currently operate, Mr. Stephens has been able to provide valuable insight and information to the Audit Committee, and that it was in the best interests of US Airways Group and our stockholders, due to these exceptional and limited circumstances, for him to serve as a member of the Audit Committee. Under the new Nasdaq and Securities and Exchange Commission requirements for Audit Committee independence that will go into effect as of the date of our Annual Meeting, Mr. Stephens is not independent and will no longer be eligible to continue to serve as a voting member of the Audit Committee after the Annual Meeting. The Board has also determined that Mr. Smith is an Audit Committee financial expert.

The Corporate Governance and Nominating Committee is responsible for making recommendations regarding the nomination of individuals for election to the Board of Directors and overseeing matters of corporate governance. The Corporate Governance and Nominating Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com. The Corporate Governance and Nominating Committee is composed of Magdalena Jacobsen, Robert L. Johnson, William D. Pollock, James M. Simon and William T. Stephens. Ms. Jacobsen and Messrs. Johnson and Simon are “independent directors” as such term is defined under Nasdaq listing standards currently in effect, as well as the Nasdaq listing standards that become effective as of the date of our Annual Meeting. Mr. Pollock, who is an employee of US Airways, is not independent. Due to his relationship with RSA, Mr. Stephens may not be independent under the Nasdaq listing standards that go into effect as of the date of the Annual Meeting. We anticipate that the Board of Directors may determine to use an exemption from the independence requirements of the Nasdaq listing standards so that one or more directors who are not independent under those standards may serve as members of the Corporate Governance and Nominating Committee.

The Human Resources Committee determines the salaries, incentive compensation, stock option and restricted stock grants, retirement benefits and other benefits which accrue to our officers and officers of our subsidiaries. The Human Resources Committee makes recommendations to the Board of Directors concerning the levels of compensation and benefits for the Chief Executive Officer. The Human Resources Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com. The Human Resources Committee is composed of Rono J. Dutta, Cheryl G. Gordon, Bruce R. Lakefield, Raymond W. Smith and William T. Stephens. Due to his relationship with RSA, Mr. Stephens may not be independent under the Nasdaq listing standards that go into effect as of the date of the Annual Meeting. We anticipate that the Board of Directors may determine to use an exemption from the independence requirements of the Nasdaq listing standards so that one or more directors who are not independent under those standards may serve as members of the Human Resources Committee. However, any equity compensation grants or awards to our directors or executive officers will be approved by a committee or subcommittee consisting solely of two or more directors who are “non-employee directors” under Rule 16b-3 under the Exchange Act and “outside directors” under Internal Revenue Code Section 162(m) and related regulations.

The Safety Committee oversees our compliance with safety-related statutes and regulations under the jurisdiction of the Federal Aviation Administration, the Occupational Safety and Health Administration and the Food and Drug Administration, which relate to our aircraft maintenance and operations, including equipment, ground facilities, dispatch, communications, flight training, personnel and other matters affecting air safety and security. The Safety Committee makes recommendations to the Board of Directors concerning changes in our established safety policies and procedures. The Safety Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com. The Safety Committee is composed of Perry L. Hayes, Joseph J. Mantineo, Hans Mirka, William D. Pollock and James M. Simon, each of whom is a non-management director as required by the Safety Committee charter.

The Social Responsibility Committee is responsible for reviewing management’s policies, practices and performance related to work force diversity, community affairs activities and charitable contributions. The Social Responsibility Committee makes recommendations to management and/or the Board of Directors concerning changes in our established diversity practices and community affairs activities. The Social Responsibility Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com. The Social Responsibility Committee is composed of Perry L. Hayes, Magdalena Jacobsen, Robert L. Johnson, Joseph J. Mantineo and John A. McKenna, Jr.

The Strategy and Finance Committee is responsible for reviewing and approving agreements, financings, capital spending, long-term purchase agreements and other transactions presented by management which require Board approval, and recommending such transactions to the Board for approval or ratification. The Strategy and Finance Committee is also responsible for overseeing strategic planning activities, including operating and capital budgets, reviewing our programs for risk management, overseeing the labor relations strategy and reviewing labor agreements. The Strategy and Finance Committee operates under a charter approved by the Board of Directors. The charter is posted on our website at www.usairways.com. The Strategy and Finance Committee is composed of David G. Bronner, Rono J. Dutta, Cheryl G. Gordon, Bruce R. Lakefield, John A. McKenna, Jr., Hans Mirka and David N. Siegel.

We do not currently have a policy regarding director attendance at the Annual Meeting. Due to our recent reorganization, we did not hold an annual meeting in 2003. All of the members of our Board of Directors at the time of our last annual meeting in May 2002 attended that meeting.

Nomination of Directors

The Corporate Governance and Nominating Committee will consider nominations submitted by stockholders. In considering nominees for director, however, the Corporate Governance and Nominating Committee is limited by the requirements of our investment agreement with RSA and the rights of the Class C Preferred Stock under our Amended and Restated Articles of Incorporation, as described in more detail above under “Voting.” Under the investment agreement, until September 26, 2007, eight of the 14 nominees are designated by RSA and one nominee is our chief executive officer. Furthermore, our Amended and Restated Articles of Incorporation provide that four of the nominees are designated and elected by the four series of Class C Preferred Stock. Consequently, only two seats remain on the Board for additional nominees. Under the terms of the investment agreement, neither of these nominees may be an employee or affiliate of US Airways Group or RSA.

Subject to these limitations, the Corporate Governance and Nominating Committee seeks to create a Board that is as a whole strong in its collective knowledge of and diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. When the Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of the needs of the Board of Directors and US Airways Group at that time given the then current mix of director attributes.

In accordance with Nasdaq listing standards, we ensure that at least a majority of our Board of Directors is independent under the Nasdaq definition of independence, and that the members of the Board of Directors as a group maintain the requisite qualifications under Nasdaq listing standards for populating the Audit, Human Resources and Corporate Governance and Nominating Committees. Because RSA holds more than 50% of the voting power of US Airways Group, our Board of Directors may determine to use the Controlled Company exemption under the Nasdaq listing standards that go into effect as of the date of our Annual Meeting. Under this exemption, we would not be required to have a majority of our Board consist of independent directors, nor would our Human Resources Committee or Corporate Governance and Nominating Committees have to consist solely of independent directors.

To recommend a nominee, a stockholder should write to the Corporate Governance and Nominating Committee, care of the Secretary of US Airways Group, at 2345 Crystal Drive, Arlington, Virginia 22227. Any such recommendation must include:

•	the name, age, business address and residence address of the candidate;

•	the principal occupation or employment of the candidate;

•	the class or series and number of shares of capital stock of US Airways Group which are owned of record by the candidate;

•	any other information relating to the candidate that would be required to be disclosed in a proxy statement or in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder;

•	the nominating stockholder’s name and record address;

•	the class or series and number of shares of capital stock of US Airways Group which are owned of record by such stockholder;

•	a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice;

•	any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations thereunder; and

•	the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

To be considered by the Corporate Governance and Nominating Committee for nomination and inclusion in our proxy statement for the 2005 Annual Meeting, stockholder recommendations for director must be received by us no later than December 10, 2004. Once we receive the recommendation, we will deliver a questionnaire to the candidate which requests additional information about the candidate’s independence, qualifications and other information that would assist the Corporate Governance and Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Corporate Governance and Nominating Committee.

All of the nominees for director recommended for election by the stockholders at the 2004 Annual Meeting are currently members of the Board. In evaluating candidates for director, the Corporate Governance and Nominating Committee uses the qualifications described above, and evaluates stockholder candidates in the same manner as candidates from all other sources. Based on the Corporate Governance and Nominating Committee’s evaluation of each nominee’s satisfaction of the qualifications described above and their performance as directors in 2003, and subject to the requirements of the RSA investment agreement and our Amended and Restated Certificate of Incorporation, the Committee determined to recommend each director for re-election. The Corporate Governance and Nominating Committee has not received any nominations from stockholders for the 2004 Annual Meeting.

Stockholder Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board of Directors. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matters, as well as any issues arising under our Business Conduct and Ethics Policy or other matters that you wish to communicate to our Audit Committee or Board of Directors, you can reach our Board of Directors by calling our toll-free hotline at 1-800-886-2304. The hotline number can be found on our website at www.usairways.com under the links “Investor Relations – Business Conduct and Ethics Policy.”

All submissions are received and reviewed by the Assistant Secretary to the Board of Directors, who prepares a report for the Board of Directors summarizing all items received. The Assistant Secretary to the Board of Directors then directs matters most properly addressed by other departments, such as customer service or accounts payable, to those departments and follows up with the assigned case owner to ensure that the matters are responded to in a timely manner. Any matter that presents an issue relevant to corporate governance, accounting, audit or internal controls, or similar subjects, is presented in greater detail in the report to the Board of Directors and the Audit Committee, along with the status of any actions taken to address the issue. The Board of Directors, and, in the case of accounting, audit or internal controls matters, the Audit Committee, then has the opportunity to discuss these inquiries internally and with the Assistant Secretary to the Board of Directors and directs any additional action it determines is necessary or appropriate. All matters remain on the Board of Directors’ report until they have been resolved.

Director Compensation

The annual retainer payable to non-employee directors in 2003 was $12,000, plus an additional annual amount of $10,000 for the Audit Committee Chairman, $10,000 for the Human Resources Committee Chairman, $5,000 for the Corporate Governance and Nominating Committee Chairman, $5,000 for the Safety Committee Chairman, $5,000 for the Social Responsibility Chairman, and $5,000 for the Strategy and Finance Committee Chairman. Each non-employee director also receives $5,000 for each regularly scheduled Board meeting attended, $2,000 for each other Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,000 for each meeting of any other Board committee attended by such non-employee director. Pursuant to the terms of the US Airways Group, Inc. 2003 Nonemployee Director Deferred Stock Unit Plan (described below), the directors may be permitted to elect to receive all or a portion of their retainer and meeting fees in the form of deferred stock units. During 2003, directors who were also employees received their compensation in their capacities as employees of US Airways Group and US Airways, Inc. and received no additional compensation as directors of US Airways Group and US Airways, Inc. Mr. Stephens and Dr. Bronner waived all director compensation for 2003. All directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings upon the submission of receipts.

Each director, director’s spouse and the director’s dependent children, as well as a limited number of non-eligible family members and unrelated persons, are provided free transportation on US Airways and reimbursement for federal and state income taxes incurred thereon. Additionally, these benefits are provided for retired directors. During 2003, non-employee directors received the following benefits under this program: Dr. Bronner - $0.00; Mr. Dutta - $2,605.49; Ms. Gordon - $5,570.11; Ms. Jacobsen - $5,477.59; Mr. Johnson - $2,037.48; Mr. Lakefield - $4,148.60; Mr. Mantineo - $319.62; Mr. McKenna - $1,318.80; Mr. Mirka - $3,144.53; Mr. Simon - $5,238.33; Mr. Smith - $7,514.95; Mr. Stephens - $0.00. Former directors received the following benefits under this program during 2003: Mathias J. DeVito - $389.94; Peter M. George - $2,699.48; Robert L. LeBuhn - $9,511.86; John G. Medlin, Jr. - $1,227.62; Hanne M. Merriman (estate) - $3,464.36; Thomas H. O’Brien - $900.84; Hilda Ochoa-Brillembourg - $7,246.90; Richard B. Priory - $1,439.46. Directors emeriti received the following benefits under this program during 2003: Gilbert T. Bowman - $396.76; Edwin I. Colodny - $5,423.34; George J. W. Goodman - $2,199.52; John W. Harris - $3,640.21; Edward A. Horrigan, Jr. - $1,602.36; David C. Jones - $938.00.

The compensation for non-employee directors consists of cash and flight benefits as described above, and stock-based compensation. Each year active non-employee directors receive a grant of 5,000 stock options pursuant to the US Airways Group, Inc. 2003 Nonemployee Director Stock Incentive Plan and $10,000 worth of deferred stock units pursuant to the US Airways Group, Inc. 2003 Nonemployee Director Deferred Stock Unit Plan. Using stock-based compensation for directors is intended to more closely align directors’ financial interests with that of our stockholders.

The US Airways Group, Inc. 2003 Nonemployee Director Stock Incentive Plan (the “NDSIP”) is administered by our Human Resources Committee, which has the power to interpret the NDSIP and to determine rules and procedures under the NDSIP. As of December 31, 2003, there were a total of 500,000 shares of our Class A Common Stock reserved for issuance under the NDSIP, of which 50,000 shares were subject to outstanding options and 450,000 shares were available for future option grants. As of December 31, 2003, there were 12 directors eligible to participate in the NDSIP. The directors eligible for grants under the NDSIP are those who are not employees of US Airways Group or its subsidiaries on the date that an option would be granted. On July 31, 2003, each eligible director (who did not waive the grant) received an option to purchase 5,000 shares of stock under the NDSIP. Beginning in 2004, eligible directors will receive an option to purchase 5,000 shares of stock on the first business day following our annual stockholders meeting. The exercise price of options under the NDSIP is the fair market value (generally, the closing price on the most recent date preceding the date of grant for which a price was reported) of a share of our Class A Common Stock on the date of grant of the option, and is payable in cash. Each option becomes exercisable on the earliest to occur of: (i) the first anniversary of the date of grant, (ii) the director’s death, disability, or completion of the last term of office to which the director was elected, or (iii) a “change of control” of US Airways Group (described below). Upon termination of the director’s service, options that have not become exercisable terminate, and options that are exercisable remain exercisable for two years after the date of termination of the director’s service, or such other period as the Human Resources Committee may determine. Options expire ten years after the date of grant and are not transferable except by the laws of descent and distribution. No options may be granted under the NDSIP more than ten years after its effective date. The Board may alter, amend, suspend or terminate the NDSIP at any time, but any such action may not affect a director’s rights under the NDSIP without his or her consent.

The US Airways Group, Inc. 2003 Nonemployee Director Deferred Stock Unit Plan (the “DSUP”) is administered by our Human Resources Committee, which has the power to interpret the DSUP and to determine rules and procedures under the DSUP. As of December 31, 2003, there were a total of 13,624 shares of our Class A Common Stock subject to outstanding deferred stock units. As of December 31, 2003, there were 12 directors eligible to participate in the DSUP. The directors eligible for grants under the DSUP are those who are not employees of US Airways Group or its subsidiaries on the date that a deferred stock unit is granted. Deferred stock units under the DSUP are reflected in a bookkeeping account until distributed to the director, and reflect an unsecured promise for us to pay benefits under the DSUP. On July 31, 2003, each eligible director (who did not waive the grant) was credited with a number of deferred stock units equal to the quotient obtained by dividing $10,000 by the fair market value (generally, the closing price on the most recent date preceding the date of grant for which a price was reported) of a share of our Class A Common Stock on the date of grant. Beginning in 2004, on the first business day following our annual stockholders meeting, eligible directors will be credited with a number of deferred stock units equal to the quotient obtained by dividing $10,000 by the fair market value of a share of our Class A Common Stock on the date of grant. The Committee may also permit eligible directors to defer receipt of their annual retainers and meeting fees and in exchange receive deferred stock units on such terms and conditions as the Human Resources Committee deems appropriate. Each deferred stock unit (other than deferred stock units issued upon the deferral of retainers and meeting fees, which are always fully vested) becomes vested and nonforfeitable on the director’s termination of service as a member of the Board. Upon our payment of a dividend on our Class A Common Stock, each bookkeeping account under the DSUP will be credited with an additional number of deferred stock units equal to the product of the dividend per share multiplied by the number of deferred stock units in the account on the dividend record date, divided by the fair market value of a share of Class A Common Stock on the dividend payment date. On the February 1st immediately following termination of the director’s service as a non-employee director, the director will generally receive a lump-sum cash payment equal to the number of deferred stock units credited to the director’s account multiplied by the average of the fair market value of a share of Class A Common Stock for the five business days immediately preceding such February 1st; however, a director may elect instead to receive payment in up to four annual installments. If the termination of service is after a change of control (described below): (i) payment will be made as soon as practicable following termination of the director’s service, rather than on the next February 1st; (ii) installment payments will not be available; (iii) the director’s payment will be based on the number of shares in his or her account immediately prior to the change of control; and (iv) with respect to the fair market value used to determine the value of stock units for payment, no averaging will be used and fair market value will generally be the closing price on the immediately preceding date for which a price was reported, except that if consideration is received by our stockholders in the change of control transaction, the fair market value of a share of stock will be the value of per-share consideration received by our stockholders pursuant to the change of control transaction. If the director was a member of the Board for at least five years prior to termination of service, or if the director terminated service due to death or disability, at the time of payment of benefits under the DSUP the director will receive an additional tax-gross up payment such that the net amount of the gross-up payment after deduction of federal, state and local income tax on the gross-up payment equals the total federal, state and local income tax owed by the director on the DSUP distribution payment. Deferred stock units are not transferable except by the laws of descent and distribution. No deferred stock units may be granted under the DSUP more than ten years after its effective date. The Board may alter, amend, suspend or terminate the DSUP at any time, but any such action may not affect a director’s rights under the DSUP without his or her consent.

Change of control is defined under the NDSIP and the DSUP as any of the following events: (i) an individual, entity or group acquires 30% or more of either the then-outstanding shares of our common stock (the “Outstanding Common Stock”) or the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), excluding: (A) acquisitions from us, (B) certain acquisitions by groups related to us and our stockholders, (C) acquisitions following which the holders of Outstanding Common Stock and Outstanding Voting Securities prior to the acquisition own, in substantially the same proportions as their ownership immediately prior to the acquisition, more than 85% of the common stock and voting securities, respectively, of the acquiring corporation, and (D) acquisitions where the acquirer reports its beneficial ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13G pursuant to Rule 13d-1 of the Exchange Act; (ii) incumbent board members and individuals whose nomination or election is approved by a majority of the incumbent board members (or their incumbent-approved successors) cease to constitute a majority of the Board; (iii) a reorganization, merger or consolidation is consummated under which the beneficial owners of the Outstanding Common Stock or Outstanding Voting Securities immediately prior to such event beneficially own less than 85% of the resulting shares of common stock or voting securities, respectively, following the transaction, in substantially the same proportions as their ownership prior to the transaction; (iv) approval by our stockholders of a complete liquidation or dissolution of us; or (v) consummation of the sale or other disposition of all or substantially all of our assets, other than to a corporation with respect to which beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities before the transaction own more than 85% of the resulting shares of common stock or voting securities, respectively, in substantially the same proportions as their ownership prior to the transaction.

EXECUTIVE OFFICERS

The following individuals are our executive officers as of March 1, 2004:

Name	Age	Position
David N. Siegel	42	President and Chief Executive Officer, US Airways Group and US Airways
Elizabeth K. Lanier	52	Executive Vice President – Corporate Affairs, General Counsel and Secretary, US Airways Group and US Airways
Neal S. Cohen	43	Executive Vice President – Finance and Chief Financial Officer, US Airways Group and US Airways
Alan W. Crellin	57	Executive Vice President – Operations, US Airways
N. Bruce Ashby	43	Senior Vice President – Alliances of US Airways Group and US Airways and President – US Airways Express
B. Ben Baldanza	42	Senior Vice President – Marketing and Planning of US Airways
Christopher L. Chiames	44	Senior Vice President – Corporate Affairs of US Airways
David M. Davis	37	Senior Vice President – Finance of US Airways
Jerrold A. Glass	49	Senior Vice President – Employee Relations of US Airways
John Prestifilippo	46	Senior Vice President – Maintenance of US Airways
Anita P. Beier	48	Vice President and Controller, US Airways Group and US Airways

Mr. Siegel has served as President and Chief Executive Officer of US Airways Group and US Airways since March 2002. Immediately prior to joining US Airways, Mr. Siegel was Chairman and Chief Executive Officer of Avis Rent A Car until September 2001. He also served as Managing Director of eVolution Global Partners from June 2000 until August 2001. Prior thereto, Mr. Siegel was President and Chief Operating Officer of Budget Group from November 1999 to May 2000. Mr. Siegel previously served in a variety of management roles at Continental Airlines, Inc. including President–Continental Express from November 1995 to October 1999, Senior Vice President–Planning and Scheduling from August 1994 to October 1995, and Vice President–Corporate Development from June 1993 to July 1994. Prior to joining Continental, Mr. Siegel was a Director–Corporate Planning at Northwest Airlines Corporation.

Ms. Lanier joined US Airways Group and US Airways in March 2003 as Executive Vice President – Corporate Affairs and General Counsel, and was appointed as our Secretary in January 2004. Previously, Ms. Lanier was Senior Vice President – General Counsel for Trizec Properties, Inc. from April to December 2002, and prior to that, Vice President – General Counsel for General Electric Power Systems from 1998 to 2002, and Vice President and Chief of Staff for Cinergy Corporation from 1996 to 1998. Ms. Lanier has been a member of the board of directors of Patina Oil & Gas Corporation since 1998. She serves as a member of the audit and compensation committees and chair of the corporate goverance and nominating committee of Patina. Ms. Lanier was associated with Davis Polk & Wardell and was an associate and partner of Frost & Jacobs now Frost Brown Todd, LLC.

Mr. Cohen joined US Airways Group and US Airways in April 2002. Previously, Mr. Cohen held a number of executive positions, including Senior Vice President and Treasurer, during his nine years from 1991 to 2000 with Northwest Airlines Corporation. After leaving Northwest, Mr. Cohen served as Chief Financial Officer for Conseco Finance from 2001 until 2002, Sylvan Learning Systems from 2000 until 2001 and the Budget Group also in 2000. Prior to Northwest, Mr. Cohen spent eight years at General Motors.

Mr. Crellin joined US Airways in 1988 as a result of our acquisition of Pacific Southwest Airlines. He was promoted to serve as Vice President–Ground Services of US Airways in 1995. Mr. Crellin served as Senior Vice President–Customer Service of US Airways from 2000 until his election as Executive Vice President–Operations in January 2002. Prior to joining US Airways, Mr. Crellin held a variety of management positions with Pacific Southwest Airlines from 1971 to 1988, including Vice President–Customer Service.

Mr. Ashby served as Vice President–Financial Planning and Analysis of US Airways from April 1996 until his election as Senior Vice President–Planning of US Airways in January 1998. In June 1999, Mr. Ashby was elected Senior Vice President–Corporate Development of US Airways Group and US Airways. In March 2003, Mr. Ashby was elected Senior Vice President–Alliances of US Airways Group and US Airways and President–US Airways Express. He previously served as Vice President–Marketing Development at Delta Air Lines from June 1995 to April 1996, and in several management positions at United from January 1989 to June 1995, including Vice President–Financial Planning and Analysis and Vice President and Treasurer.

Mr. Baldanza joined US Airways in September 1999 from Grupo Taca and was appointed Senior Vice President–Marketing and Planning. Mr. Baldanza served as Managing Director and Chief Operating Officer at Grupo Taca from April 1997 until joining US Airways. Mr. Baldanza previously served in a variety of management roles with Continental Airlines, Inc. from 1994 to 1997, where he rose to become Executive Vice President–Marketing, before joining Grupo Taca. Prior to joining Continental, Mr. Baldanza served in a variety of roles at American Airlines, Inc. and Northwest Airlines Corporation.

Mr. Chiames joined US Airways in May 2002. Mr. Chiames is responsible for US Airways’ government relations and corporate communications functions. Mr. Chiames has almost 15 years of airline industry experience, including leadership of Burson-Marsteller’s transportation and tourism public affairs practice from 2001 to 2002 and Managing Director of Public Relations at American Airlines, Inc from 1996 to 2001.

Mr. Davis joined US Airways in April 2002 as Vice President – Financial Planning and Analysis, and was promoted to Senior Vice President – Finance in January 2004. Mr. Davis is responsible for operating and capital budgeting processes, labor cost and profitability analysis, financial forecasting, purchasing and fleet planning. Prior to joining US Airways, Davis held the position of Vice President – Financial Planning and Analysis for Budget Group, Inc., the parent company of Budget Rent A Car and Ryder Truck Rental System, from 2000 to 2002. Previously, he was the Director of Finance at both Delta Air Lines from 1999 to 2000 and at Northwest Airlines from 1997 to 1999.

Mr. Glass joined US Airways in April 2002 and is a recognized expert in airline and railroad labor and employee relations issues. Mr. Glass joined US Airways from J. Glass and Associates, of which he was the founder and where he served as President from 1989 until April 2002. At US Airways, he is responsible for labor relations, human resources policy and development, compensation, corporate learning and development, recruiting and benefits.

Mr. Prestifilippo joined US Airways in August 2002. With nearly 20 years of airline maintenance management experience, Mr. Prestifilippo previously held the position of Vice President–Technical Services and Operations for Continental Express Airlines from 1986 to 2001 and other senior-level management positions for Continental Express and Continental Airlines.

Ms. Beier joined US Airways in June 1999 from CSX Corporation. At CSX Corporation, Ms. Beier held a number of positions in financial management, including Vice President–Financial Planning. Prior to being named Vice President–Financial Planning at CSX Corporation in September 1998, Ms. Beier was Chief Financial Officer of American Commercial Lines in 1997-1998. Ms. Beier served in a variety of financial positions in economic and financial analysis, budgeting and accounting at CSX Corporation from 1981 to 1997.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the total compensation paid for the fiscal years ended December 31, 2003, 2002 and 2001 to our Chief Executive Officer and each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2003 of US Airways Group or its subsidiaries (collectively referred to as the “named executive officers”). For information regarding the various factors considered by the Human Resources Committee and the Board of Directors in determining the compensation of the Chief Executive Officer and, generally, our other executive officers, see “Human Resources Committee Report on Executive Compensation” below.

The amounts shown in the table below for Restricted Stock Awards reflect amounts granted since we emerged from Chapter 11 Reorganization on March 31, 2003. The named executive officers also had previous restricted stock awards granted by our predecessor company, but these shares were cancelled as a part of our Plan of Reorganization and the named executive officers received no consideration for this cancellation. The prior awards are described in the footnotes to the table.

TABLE 1: SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation		Restricted Stock Awards(2)		Securities Underlying Options/ Warrants(#)		All Other Compensation (14)
David N. Siegel	2003	$600,000	—	$47,939	(3)	$8,297,136	(8)	669,600	(13)	$50,951
President and	2002	$533,654	$750,000	$47,637	(3)		(8)	750,000	(13)	$115,465
Chief Executive Officer	2001	—	—	—		—		—		—

Elizabeth K. Lanier	2003	$284,914	$250,000	$182,217	(4)	$1,382,856	(9)	111,600	(13)	$269,541
Executive Vice President	2002	—	—	—		—		—		—
–Corporate Affairs, General Counsel and Secretary	2001	—	—	—		—		—		—

Neal S. Cohen	2003	$394,250	—	$255,473	(5)	$2,765,712	(10)	223,200	(13)	$365,292
Executive Vice President	2002	$306,923	$435,000	$40,523	(5)		(10)	300,000	(13)	$46,099
–Finance and Chief Financial Officer	2001	—	—	—		—		—		—

Alan W. Crellin	2003	$352,750	$72,915	$224,638	(6)	$1,469,530	(11)	111,600	(13)	$378,986
Executive Vice	2002	$392,962	$102,081	$19,116	(6)		(11)	25,000	(13)	$75,375
President–Operations	2001	$278,346	—	$1,565	(6)		(11)	50,000	(13)	$63,100

B. Ben Baldanza	2003	$352,750	—	$200,693	(7)	$1,382,856	(12)	111,600	(13)	$286,378
Senior Vice President–	2002	$397,212	—	$17,041	(7)	—		—		$54,454
Marketing and Planning	2001	$200,384	—	$9,632	(7)		(12)	—		$731

(1)	Amounts reflected for Mr. Crellin were earned in 2001 and paid in 12 monthly installments beginning in June 2002. Amounts reflected for Messrs. Siegel and Cohen and Ms. Lanier were paid in connection with their commencement of employment by US Airways and in lieu of foregone compensation from prior employers due to the change of employment.

(2)

The figures in this column for 2003 reflect the value of shares of our Class A Common Stock subject to certain restrictions (“Restricted Stock”) on the date of grant using the per share value of the stock on the date of grant, as further described in footnotes 8 through 12 below. None of the named executive officers have sold any of these shares of Restricted Stock. Additionally, in connection with our reorganization under Chapter 11 of the U.S. Bankruptcy Code, under our Plan of Reorganization all outstanding shares of common stock of our predecessor corporation were cancelled on March 31, 2003, the effective date of the Plan of Reorganization. Consequently, all shares of predecessor corporation restricted stock granted to the named executive officers in 2002 and 2001 have been cancelled, as further described below. The aggregate number of shares of Restricted Stock held by each of Ms. Lanier and Messrs. Siegel, Cohen, Crellin and Baldanza on December 31,

2003, and the respective fair market value of the stock on such date were, respectively: Mr. Siegel – 1,130,400 shares, $7,031,088; Ms. Lanier – 188,400 shares, $1,171,848; Mr. Cohen – 376,800 shares, $2,343,696; Mr. Crellin – 188,400 shares, $1,171,848; and Mr. Baldanza – 188,400 shares, $1,171,848. The Restricted Stock is entitled to the same dividends, if any, payable on outstanding shares of Class A Common Stock.

(3)	Amount disclosed for 2003 includes $8,570 for tax and financial planning services, $18,000 paid for automobile expenses and $21,369 in income and tax liability payments related to personal travel provided by US Airways. Amount disclosed for 2002 includes $31,663 for tax liability related to relocation and moving expenses, $13,500 paid for automobile expenses and $2,474 in income and tax liability payments related to personal travel provided by US Airways.

(4)	Amount disclosed for 2003 includes $30,345 for tax liability related to temporary living expenses, $6,750 paid for automobile expenses, $20,650 in income and tax liability payments related to personal travel provided by US Airways, and $124,472 for tax liability payments related to company contributions under the US Airways Group, Inc. Funded Executive Defined Contribution Plan (as described in footnote 14).

(5)	Amount disclosed for 2003 includes $1,500 for tax and financial planning services, $31,465 for tax liability related to temporary living expenses, $9,000 paid for automobile expenses, $13,701 in income and tax liability payments related to personal travel provided by US Airways and $199,807 for tax liability payments related to company contributions under the US Airways Group, Inc. Funded Executive Defined Contribution Plan (as described in footnote 14). Amount disclosed for 2002 includes $31,392 for tax liability related to temporary living expenses, $6,000 paid for automobile expenses and $3,131 for income and tax liability payments related to personal travel provided by US Airways.

(6)	Amount disclosed for 2003 includes $9,000 paid for automobile expenses, $1,081 in income and tax liability payments related to personal travel provided by US Airways and $214,557 for tax liability payments related to company contributions under the US Airways Group, Inc. Funded Executive Defined Contribution Plan (as described in footnote 14). Amount disclosed for 2002 includes $10,229 in income and tax liabilities incurred in connection with certain compensation related expenses, $8,250 paid for automobile expenses and $637 for income and tax liability payment related to personal travel provided by US Airways. Amount disclosed for 2001 includes $1,565 in income and tax liability payments related to personal travel provided by US Airways.

(7)	Amount disclosed for 2003 includes $10,000 for tax and financial planning services, $5,250 paid for automobile expenses, $3,229 in income and tax liability payments related to personal travel provided by US Airways and $182,214 for tax liability payments related to company contributions under the US Airways Group, Inc. Funded Executive Defined Contribution Plan (as described in footnote 14). Amount disclosed for 2002 includes $13,884 in income and tax liabilities incurred in connection with certain compensation related expenses, and $3,157 for income and tax liability payment related to personal travel provided by US Airways. Amount disclosed for 2001 includes $9,632 in income and tax liability payments related to personal travel provided by US Airways.

(8)	Amount disclosed for 2003 reflects an award of 1,130,400 shares of Restricted Stock to Mr. Siegel, based on a per share value of $7.34 on the grant date, vesting no later than January 1, 2006. Because our Class A Common Stock was not listed on the grant date, the $7.34 per share value is based on the per share value determined pursuant to our Plan of Reorganization and also subsequently paid in a private placement of our Class A Common Stock in August 2003. Mr. Siegel also had shares of restricted stock of our predecessor corporation which were canceled on March 31, 2003, the effective date of our Plan of Reorganization in the Chapter 11 bankruptcy proceeding, and Mr. Siegel received no payment with respect to such cancellation. These cancelled shares were received pursuant to an award effective March 11, 2002 of 350,000 shares of restricted common stock of our predecessor corporation, vesting 100% on March 11, 2005, with a value of $2,359,000 based on the closing price ($6.74) on the grant date.

(9)	Amount disclosed for 2003 reflects an award of 188,400 shares of Restricted Stock effective July 31, 2003, vesting 50% on January 1, 2005 and 50% on January 1, 2006, based on a per share value of $7.34 on the grant date. Because our Class A Common Stock was not listed on the grant date, the $7.34 per share value is based on the per share value determined pursuant to our Plan of Reorganization and also subsequently paid in a private placement of our Class A Common Stock in August 2003.

(10)	The amount disclosed for 2003 reflects an award of 376,800 shares of Restricted Stock effective July 31, 2003, vesting 50% on January 1, 2005 and 50% on January 1, 2006, based on a per share value of $7.34 on the grant date. Because our Class A Common Stock was not listed on the grant date, the $7.34 per share value is based on the per share value determined pursuant to our Plan of Reorganization and also subsequently paid in a private placement of our Class A Common Stock in August 2003. Mr. Cohen had shares of restricted stock of our predecessor corporation which were canceled on March 31, 2003, the effective date of our Plan of Reorganization in the Chapter 11 bankruptcy proceeding, and Mr. Cohen received no payment with respect to such cancellation. These cancelled shares were received pursuant to an award effective April 8, 2002 of 100,000 shares of restricted common stock of our predecessor corporation, vesting 34% on April 8, 2003, and 33% on each of April 8, 2004 and April 8, 2005, with a value of $604,000 based on the closing price ($6.04) on the grant date.

(11)

The amount disclosed for 2003 reflects an award of (a) 102,584 shares of Restricted Stock effective July 31, 2003, vesting 50% on January 1, 2005 and 50% on January 1, 2006, based on a per share value of $7.34 on the grant date, and (b) 85,816 shares of Restricted Stock effective October 16, 2003, vesting 100% on January 1, 2006, based on a per share value of $8.35 on the grant date. Because our Class A Common Stock was not listed on the grant dates, the $7.34 per share value is based on the per share value determined pursuant to our Plan of Reorganization and also subsequently paid in a private placement of our Class A Common Stock in August 2003, and the $8.35 per share value is based on the weighted average trading price on the over-the-counter bulletin board for the five preceding days, due to the low trading volume on October 16, 2003.

Mr. Crellin had shares of restricted stock of our predecessor corporation which were canceled on March 31, 2003, the effective date of our Plan of Reorganization in the Chapter 11 bankruptcy proceeding, and Mr. Crellin received no payment with respect to such cancellation. These cancelled shares were received pursuant to (a) an award effective January 16, 2002 of 10,000 shares of restricted common stock of our predecessor corporation, vesting 25% on each of January 16, 2003 and the three succeeding anniversaries thereafter, with a value of $56,100 based on the closing price ($5.61) on the grant date; and (b) an award effective October 16, 2001 of 15,000 shares of restricted common stock of our predecessor corporation, vesting 25% on November 15, 2001, 25% on December 1, 2002 and 25% on each of October 16, 2003 and October 16, 2004, with a value of $80,400 based on the closing price ($5.36) on the grant date.

(12)	The amount disclosed for 2003 reflects an award of 188,400 shares of Restricted Stock effective July 31, 2003, vesting 50% on January 1, 2005 and 50% on January 1, 2006, based on a per share value of $7.34 on the grant date. Because our Class A Common Stock was not listed on the grant date, the $7.34 per share value is based on the per share value determined pursuant to our Plan of Reorganization and also subsequently paid in a private placement of our Class A Common Stock in August 2003. Mr. Baldanza had shares of restricted stock of our predecessor corporation which were canceled on March 31, 2003, the effective date of our Plan of Reorganization in the Chapter 11 bankruptcy proceeding, and Mr. Baldanza received no payment with respect to such cancellation. These cancelled shares were received pursuant to an award effective October 16, 2001 of 15,000 shares of restricted common stock of our predecessor corporation, vesting 25% on November 15, 2001, 25% on December 1, 2002 and 25% on each of October 16, 2003 and October 16, 2004, with a value of $80,400 based on the closing price ($5.36) on the grant date.

(13)	Amounts shown for 2003 reflect Warrants granted in 2003, as described under “Warrant Grants” below. Amounts shown for 2002 and 2001 reflect options exercisable for shares of common stock of our predecessor corporation, all of which were cancelled on March 31, 2003, the effective date of our Plan of Reorganization. The respective officer did not receive any payment in connection with the cancellation of the options.

(14)	As further described herein, amounts disclosed include the value of life insurance benefits for the named executive officers and contributions to various defined contribution pension plans. Under the US Airways life insurance plan, individual life insurance coverage is available to executive officers, with US Airways paying the premium associated with this coverage. The following amounts reflect the dollar value of premiums paid by US Airways on life insurance policies for its executives, plus the amount of the tax liability payment related to the premium: Mr. Siegel – $4,336; Ms. Lanier – $5,093; Mr. Cohen – $2,711; Mr. Crellin – $6,111; and Mr. Baldanza – $2,657. Prior to our reorganization under Chapter 11, we maintained split dollar life insurance policies for certain executives. Subsequent to our filing for Chapter 11 reorganization on August 11, 2002, the split dollar life insurance plan of US Airways, Inc. was terminated, and we have received a refund of most of the premiums we paid into that plan. Amounts disclosed for 2003 include US Airways contributions to the US Airways Funded Executive Defined Contribution Plan and accruals under the US Airways Unfunded Executive Defined Contribution Plan, which were adopted during 2003 to replace supplemental retirement arrangements in effect before our bankruptcy reorganization, and which provide supplemental retirement benefits to the executives. Benefits accrued under these two plans during 2003 reflect in part the replacement of amounts cancelled during 2003 that had accrued under the pre-bankruptcy supplemental retirement arrangements. The US Airways Funded Executive Defined Contribution Plan also provides for full funding of the benefits in a secular trust. The following amounts reflect the value of the benefits accrued under the US Airways Unfunded Executive Defined Contribution Plan during 2003 to the named executives: Mr. Siegel – $0; Ms. Lanier – $34,333; Mr. Cohen – $28,908; Mr. Crellin – $53,550; and Mr. Baldanza – $17,678. The following amounts reflect the value of the benefits contributed to the US Airways Funded Executive Defined Contribution Plan during 2003 to the named executives: Mr. Siegel – $0; Ms. Lanier – $171,891; Mr. Cohen – $275,925; Mr. Crellin – $296,293; and Mr. Baldanza – $251,628. During 2003, US Airways also made contributions to the named executives’ accounts in tax-qualified defined contribution plans, in the following amounts: Mr. Baldanza – $14,415; Mr. Cohen – $12,910; Mr. Crellin – $23,032; Ms. Lanier – $14,986; Mr. Siegel – $14,573. Messrs. Baldanza, Cohen and Crellin and Ms. Lanier received accruals under our Supplemental Executive Defined Contribution Plan during 2003, but those benefits were cancelled during 2003, so no amounts are reflected for these accruals. Mr. Siegel accrued $32,042 under our Supplemental Executive Defined Contribution Plan during 2003. Amounts reported for 2002 include contributions that US Airways made to the accounts of Messrs. Siegel, Cohen and Crellin in certain defined contribution plans, in the following amounts, respectively: $16,269, $5,459 and $57,168. The amount reflected for 2003 also includes $43,238 in temporary living expenses for Ms. Lanier and $44,838 in temporary living expenses for Mr. Cohen. During 2002, US Airways paid $68,087 in relocation and moving expenses for Mr. Siegel and $40,640 in temporary living expenses for Mr. Cohen.

Warrant Grants

No stock options were granted to the named executive officers, or to any employees, in 2003. Pursuant to the terms of our Plan of Reorganization, however, 2,220,570 Warrants were reserved for issuance to management. All of the Warrants expire on April 1, 2010, the seventh anniversary of the effective date of our Plan of Reorganization. Effective July 31, 2003, the Human Resources Committee approved grants under our 2003 Stock Incentive Plan, as amended and restated, of restricted stock and Warrants to our senior officers reflecting an allocation of approximately 62% restricted stock to 38% Warrants. The Human Resources Committee also approved a pool of shares of restricted stock and Warrants for other eligible participants under the plan, and authorized Mr. Siegel to allocate these shares and Warrants to the participants. This pool of shares was granted using an allocation of 60% restricted stock to 40% Warrants. The Warrant agreements and restricted stock agreements for all of the July 31, 2003 grants, including those made to senior officers, were drafted using the ratio of 60% restricted stock to 40% Warrants, with the result that the agreements for the senior officers reflected the incorrect amounts of restricted stock and Warrants. The agreements for the senior officers have subsequently been revised, effective as of the date of grant, to reflect the correct grant amounts.

The following table sets forth information regarding the number and terms of Warrants granted to the named executive officers pursuant to our 2003 Stock Incentive Plan, as amended and restated, during the fiscal year ended December 31, 2003.

TABLE 2: WARRANT GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Warrants Granted (1)		Percent of Total Warrants Granted to Employees in 2003	Exercise or Base Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Warrant Term (2)
						5% ($)	10% ($)
David N. Siegel	669,600	(3)	30.1%	$7.42	4/01/10	$1,909,984	$4,411,169
Elizabeth K. Lanier	111,600	(4)	5.0%	$7.42	4/01/10	$318,331	$735,195
Neal S. Cohen	223,200	(4)	10.1%	$7.42	4/01/10	$636,661	$1,470,390
Alan W. Crellin	111,600	(4)	5.0%	$7.42	4/01/10	$318,331	$735,195
B. Ben Baldanza	111,600	(4)	5.0%	$7.42	4/01/10	$318,331	$735,195

(1)	Each Warrant is exercisable for a share of Class A Common Stock. Each Warrant is granted with a corresponding share of Class A Preferred Stock, such that the total number of shares of Class A Common Stock underlying the Warrants equals the number of shares of Class A Preferred Stock issued with the Warrants, subject to adjustment upon the occurrence of certain anti-dilution events. Warrants cannot be transferred separately from the corresponding shares of Class A Preferred Stock, and the shares of Class A Preferred Stock are cancelled upon exercise of the Warrant.

(2)	Amounts represent hypothetical gains assuming exercise at the end of the Warrant term and assuming rates of stock price appreciation of 5% and 10% compounded annually from the date the respective Warrants were granted to their expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of Warrant exercises or sales of appreciated stock. The actual gains, if any, on the Warrant exercises will depend on the future performance of our Class A Common Stock, the Warrant holder’s continued employment through applicable vesting periods and the date on which the Warrants are exercised and the underlying shares are sold. The closing price of our Class A Common Stock on March 24, 2004, the record date, was $4.50 per share.

(3)	The Warrants vest no later than January 1, 2006.

(4)	The Warrants vested on December 31, 2003.

Warrant Exercises

There were no option and/or Warrant exercises by the named executive officers during the fiscal year ended December 31, 2003. The following table sets forth (i) the number of shares covered by Warrants (both exercisable and unexercisable) as of December 31, 2003 and (ii) the respective value for “in-the-money” Warrants, which represents the positive spread between the exercise price of existing Warrants and the fair market value of our Class A Common Stock at December 31, 2003.

TABLE 3: AGGREGATED WARRANT EXERCISES

IN LAST FISCAL YEAR AND FISCAL YEAR-END WARRANT VALUES

	Shares Acquired on Exercise (#)	Value Realized $	Number of Shares Underlying Unexercised Warrants at Year-End (#)		Value of Unexercised In-The-Money Warrants at Year-End (#)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David N. Siegel	0	$0	0	669,600	$0	$0
Elizabeth K. Lanier	0	$0	111,600	0	$0	$0
Neal S. Cohen	0	$0	223,200	0	$0	$0
Alan W. Crellin	0	$0	111,600	0	$0	$0
B. Ben Baldanza	0	$0	111,600	0	$0	$0

Retirement Benefits

Qualified Retirement Plan. US Airways previously maintained a defined benefit retirement plan (the “Retirement Plan”) for its salaried employees which provided noncontributory benefits based upon years of service and the employee’s highest three-year average annual compensation during the last ten calendar years of service. The Retirement Plan was frozen in 1991, but benefits accrued as of the date the plan was frozen remain outstanding until they are paid to participants. Under the Retirement Plan, benefits were generally payable commencing at age 65. However, the Retirement Plan provided reduced early retirement benefits commencing as early as age 55. Benefits under the Retirement Plan were integrated with the Social Security program. Compensation under the Retirement Plan included the employee’s total compensation as reported on Form W-2, plus exclusions from income due to employee elections under Sections 401(k), 125 and 132(f)(4) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), minus any imputed income due to the exercise of stock options, income resulting from group term insurance, income imputed due to air pass privileges, expense reimbursements and deferred compensation received in the form of a lump sum distribution. This definition of compensation excludes the following items reported as compensation under the Summary Compensation Table: (i) imputed income from stock options, (ii) income resulting from group term insurance, (iii) income imputed due to air pass privileges, and (iv) certain expense reimbursements. Other than Mr. Crellin, none of the named executive officers participate in the Retirement Plan. Mr. Crellin has two years of Credited Service under the Retirement Plan.

Supplemental Retirement Benefit. Prior to the date that we filed for protection under Chapter 11 of the Bankruptcy Code in August 2002, Messrs. Siegel, Cohen, Crellin and Baldanza entered into agreements which provided for the payment of supplemental retirement benefits in the same amount as would have been payable had they participated in the Retirement Plan, assuming that the Retirement Plan had not been frozen and assuming that pertinent Internal Revenue Code limits did not apply to compensation or annual accruals under the plan. Ms. Lanier was also promised a supplemental retirement arrangement on these terms and conditions in her offer letter dated February 26, 2003. The benefits under the supplemental retirement arrangements, which were payable when the executive was no longer a full-time employee, were based on actual salary and assumed target bonus (unreduced for pay reductions). The reduction factors, actuarial assumptions, definitions and other provisions of the Retirement Plan were generally applicable to the supplemental retirement arrangements. The benefits payable to Messrs. Siegel, Cohen and Crellin were subject to an offset for benefits payable attributable to company contributions under all tax-qualified and nonqualified defined contribution plan retirement plans maintained by US Airways. As described below, as a consequence of the Plan of Reorganization, these arrangements for Ms. Lanier and Messrs. Cohen, Crellin and Baldanza have been replaced and a new arrangement for Mr. Siegel is being negotiated.

The prior supplemental retirement agreements provided that benefits would be based on the assumption that the Retirement Plan had not been frozen, and in addition, an assumption that each covered executive would receive extra credited service. The credited years of service under these supplemental arrangements for Mr. Siegel are as follows: three years of credited service for each of his first four years of actual service, eight years of credited service upon the completion of his fifth year of actual service, and thereafter 1.5 years of credited service for each year of actual service up to a maximum of 30 years of credited service. Mr. Siegel is also to receive a benefit based on 30 years of service upon a change in control. Mr. Cohen was to receive two years of credited service for each of the first five years of service, and thereafter one year of credited service for each actual year of service up to a maximum of 30 years of credited service. Mr. Cohen also was to receive three years of credited service upon a change in control. Mr. Baldanza was to receive one year of credited service for each of the first seven years of actual service, and three years of credited service for the eighth year of service, up to a maximum of ten years of credited service. Mr. Baldanza was to receive a benefit based on five years of credited service upon his termination of employment or resignation for good reason after a change of control. Under his agreement, Mr. Crellin was entitled to receive a benefit based upon 30 years of credited service under the Retirement Plan, and vested in such benefit at 10% per year beginning on July 17, 2003 and an additional 10% on each of the nine succeeding anniversaries, or immediately upon a change in control. Messrs. Siegel, Cohen and Baldanza were fully vested in their benefits. Ms. Lanier’s benefit as promised in her offer letter would have been fully vested and would have given her two years of credited service for each of the first five years of employment and one year of credited service for each year thereafter, up to a maximum of 30 years of credited service.

The following table presents the estimated noncontributory benefits payable per year for life to employees under the Retirement Plan and the supplemental retirement benefits described above, assuming normal retirement in the current year. The table also assumes the retiree would be entitled to the maximum Social Security benefit in addition to the amounts shown.

TABLE 4: PENSION PLAN TABLE I

	Credited Service
Final Average Earnings	10 Years	15 Years	20 Years	25 Years	30 Years
$ 250,000	$53,801	$80,701	$107,602	$134,502	$147,002
500,000	$113,801	$170,701	$227,602	$284,502	$309,502
750,000	$173,801	$260,701	$347,602	$434,502	$472,002
1,000,000	$233,801	$350,701	$467,602	$584,502	$634,502
1,250,000	$293,801	$440,701	$587,602	$734,502	$797,002
1,500,000	$353,801	$530,701	$707,602	$884,502	$959,502
1,750,000	$413,801	$620,701	$827,602	$1,034,502	$1,122,002
2,000,000	$473,801	$710,701	$947,602	$1,184,502	$1,284,502
2,250,000	$533,801	$800,701	$1,067,602	$1,334,502	$1,447,002
2,500,000	$593,801	$890,701	$1,187,602	$1,484,502	$1,609,502

The values reflected in the above chart represent the application of the Retirement Plan and supplemental retirement benefit formula to the specified amounts of compensation and years of credited service.

As provided in our Plan of Reorganization, the supplemental retirement arrangements for Messrs. Cohen, Crellin and Baldanza and Ms. Lanier were cancelled and replaced with defined contribution supplemental retirement arrangements during 2003. In connection with this change, effective January 1, 2004, Messrs. Siegel, Cohen, Crellin and Baldanza and Ms. Lanier ceased receiving employer contributions under all of the tax-qualified retirement plans sponsored by US Airways (including the 401(k) and money purchase pension plans) and under any other nonqualified defined contribution plans associated with the tax-qualified retirement plans.

The Plan of Reorganization provides that Mr. Siegel is also entitled to a modified supplemental retirement arrangement, as described in the Plan. Mr. Siegel and the Board of Directors are currently in the process of discussing the terms of this arrangement, and once the arrangement is finalized, contributions and allocations will be made for prior years in addition to future years. If the modified retirement arrangement, when finalized, adopts the credited service provisions of his prior retirement arrangements as described above, Mr. Siegel could receive four years of credited service for each of his first four years of actual service, nine years of credited service upon the completion of his fifth year of actual service, and thereafter an additional 2.5 years of credited service for each year of actual service up to a maximum of 30 years of credited service. The initial contributions and allocations under such a modified retirement arrangement for Mr. Siegel could be approximately $2 million for his prior years. The Plan of Reorganization provides that Mr. Siegel’s supplemental retirement arrangement would be assumed by us with the following modifications: the arrangement was to be modified to provide for a defined contribution benefit amount, which would be individually determined based upon age, service and projected earnings, such that the annual contribution plus an assumed 8% investment return would permit him to achieve 50% of final average earnings (based on total cash compensation) at normal retirement age, with such arrangement to be similar in nature to that proposed for our pilots.

Executive Defined Contribution Plans. Under the terms of the new defined contribution retirement arrangements that replaced the prior supplemental retirement arrangements, Messrs. Cohen, Crellin and Baldanza and Ms. Lanier will receive a defined contribution benefit under the US Airways Funded Executive Defined Contribution Plan and the US Airways Unfunded Executive Defined Contribution Plan (the “Executive Plans”). Under the Executive Plans, a contribution is credited to each participant each year, the amount of which is individually determined based upon age, service and projected earnings (including target annual bonus) such that the annual contribution to the Executive Plans and an assumed 8% investment return will achieve a target annual benefit of 50% of final average earnings (based on total cash compensation) at normal retirement age (age 62) when combined with the executive’s benefits under the tax-qualified retirement plans maintained by US Airways. The annual contribution to the Funded Executive Defined Contribution Plan may not exceed 64% of the executive’s earnings for the year, and the annual allocation to the Unfunded Executive Defined Contribution Plan may not exceed 16% of the executive’s earnings for the year. Under the Executive Plans, contributions for disabled executives will continue during the period of disability benefits, and contributions continue for the first twelve months following an executive starting an absence from work due to the birth, adoption or caring for a child after birth or adoption, or due to pregnancy. Furthermore, upon termination of an executive on or after the occurrence of a change in control (as defined in the Executive Plans), we will make an additional contribution or allocation to the Executive Plans for the year in which the termination of employment occurs, in the amount equal to the allocations that we would have had to make during the years for which we would be required to continue to provide such benefits under the executive’s employment agreement or severance agreement.

The following table presents the target noncontributory benefits payable per year for life to employees under the Executive Plans, assuming life annuities payable at normal retirement in the current year, with no caps on compensation applied, even though the actual benefits payable will be based on account balance. Although the Executive Plans are defined contribution plans, we are providing the table merely for comparison purposes due to the conversion of the prior defined benefit arrangements to defined contribution arrangements during 2003.

TABLE 5: PENSION PLAN TABLE II

	Credited Service
Final Average Earnings	10 Years	15 Years	20 Years	25 Years	30 Years
$ 250,000	$45,000	$67,500	$90,000	$112,500	$125,000
500,000	$90,000	$135,000	$180,000	$225,000	$250,000
750,000	$135,000	$202,500	$270,000	$337,500	$375,000
1,000,000	$180,000	$270,000	$360,000	$450,000	$500,000
1,250,000	$225,000	$337,500	$450,000	$562,500	$625,000
1,500,000	$270,000	$405,000	$540,000	$675,000	$750,000
1,750,000	$315,000	$472,500	$630,000	$787,500	$875,000
2,000,000	$360,000	$540,000	$720,000	$900,000	$1,000,000
2,250,000	$405,000	$607,500	$810,000	$1,012,500	$1,125,000
2,500,000	$450,000	$675,000	$900,000	$1,125,000	$1,250,000
2,750,000	$495,000	$742,500	$990,000	$1,237,500	$1,375,000

Messrs. Cohen, Crellin and Baldanza and Ms. Lanier receive a benefit based upon three years of credited service for each of the first five years of service (beginning on date of hire), and thereafter two years of credited service for each actual year of service up to a maximum of 30 years of credited service. Contributions and allocations are fully vested.

Eighty percent (80%) of the target benefit amount is calculated under the Funded Executive Defined Contribution Plan and reduced to present value based on actuarial assumption under that plan, which amount, less the maximum amount of 401(k) contributions permitted for the year, is contributed to a secular trust on a monthly basis, subject to certain limitations on the total amount that can be contributed on an annual basis. Participants also receive a payment to cover any income tax liabilities incurred in connection with the contributions to the secular trust. The remainder of the target benefit amount is unfunded and is credited to an account with an assumed annual 8% rate of return. Distributions from the Executive Plans will be made to participants upon termination of employment in a single lump sum payment in cash.

Employment and Severance Agreements

US Airways has entered into employment agreements with David N. Siegel and Elizabeth K. Lanier. In addition, US Airways is a party to severance agreements, which in substance are employment agreements as well, with Neal S. Cohen, Alan W. Crellin and B. Ben Baldanza.

Employment Agreement with David N. Siegel

US Airways’ Employment Agreement with Mr. Siegel is dated as of March 11, 2002 and is filed as Exhibit 10.41 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2001. In addition, a letter agreement between US Airways and Mr. Siegel dated as of March 11, 2002, which supplements the employment agreement, was filed as Exhibit 10.49 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2001. US Airways also entered into a restricted stock grant letter agreement and a stock option letter agreement with Mr. Siegel dated as of March 11, 2002, which were rejected under our Plan of Reorganization and thus are no longer in effect.

Term of Employment. The agreement provides for Mr. Siegel to serve as US Airways’ President and Chief Executive Officer for an initial term of three years, to be extended each year by one additional year unless either US Airways or Mr. Siegel provides notice that the term will not be extended, or, if a shorter period, until the first day of the month following Mr. Siegel’s 65th birthday (which is defined in the agreement as Mr. Siegel’s “normal retirement date”). Upon a “change of control” (as defined in the agreement), the term of the agreement is automatically extended through the third anniversary of the date of the change of control or through Mr. Siegel’s normal retirement date, whichever is earlier.

Salary and Benefits. Under the agreement, Mr. Siegel is entitled to an annual base salary of not less than $750,000 for the initial 12 months of the term. Mr. Siegel is entitled to salary increases in accordance with increases awarded to other key employees and his salary generally may not be decreased. In August of 2002, Mr. Siegel agreed to a salary reduction of 20% in connection with our cost savings initiatives and restructuring plan, which reduction will continue for the entire term of the loan guaranteed by the Air Transportation Stabilization Board. In addition to base salary, the agreement provides that Mr. Siegel will be awarded an annual bonus determined by the Board or the Human Resources Committee in accordance with our Incentive Compensation Plan (or successor plan). Mr. Siegel’s target percentage under the annual ICP each year will be no less than 100% of his base salary, and his maximum bonus opportunity each year will be no less than 200% of such base salary. Mr. Siegel was entitled to receive a bonus for the 2002 fiscal year at no less than his target percentage, but in connection with our cost savings initiatives and restructuring efforts, the ICP was suspended during 2002 for payments that would be made in 2003, which resulted in no payments to Mr. Siegel for the 2002 fiscal year. In addition, the ICP payments were foregone for 2003 for payments that would otherwise have been made in 2004. Mr. Siegel is also entitled to participate in our Long-Term Incentive Plan (or successor plan) with a target percentage set at 220% of his base salary, and a maximum bonus opportunity set at 440% of base salary. However, the LTIP was not implemented for fiscal year 2003 and no subsequent payments will be made on account of 2003. Mr. Siegel is entitled to participate in all incentive, savings, retirement and welfare benefit plans provided to other key employees. Under the agreement, Mr. Siegel is also entitled to fringe benefits (including but not limited to pass privileges for non-revenue transportation), office and support staff, and paid vacation, all in accordance with the most favorable practices with respect to other key employees. Mr. Siegel is also entitled to appropriate club memberships. Upon the fifth anniversary of Mr. Siegel’s employment, he will become fully vested in lifetime officer travel benefits. Mr. Siegel is also entitled to a car allowance of $18,000 per year and reimbursement up to $15,000 per year for tax preparation and financial planning services.

Mr. Siegel was entitled to a hiring bonus of $750,000, which was paid in 2002, and we agreed to pay Mr. Siegel’s former employer expenses that Mr. Siegel was required to repay, up to a maximum of $100,000. We also agreed to pay relocation assistance in the form of (i) the purchase of Mr. Siegel’s home in Houston, (ii) reimbursement for reasonable living expenses near our headquarters for up to six months, (iii) reasonable closing costs on the purchase of a residence, and (iv) reimbursement for moving household goods. We agreed to “gross up”

all such relocation payments for Mr. Siegel’s tax liability. We also agreed to grant Mr. Siegel 500,000 additional stock options at fair market value to vest one-third per year over a three-year period upon commencement of his second year of employment.

Termination of Employment. Mr. Siegel’s employment may be terminated at any time by mutual agreement, and terminates automatically upon his death. US Airways may also terminate the agreement upon written notice after six months of Mr. Siegel’s continuous total and permanent disability, if Mr. Siegel does not return to work within 90 days after the written notice. US Airways may also terminate the agreement at any time for “cause” (as defined in the agreement). Mr. Siegel may voluntarily terminate his employment, which may constitute termination for “good reason” upon certain events defined in the agreement. In the event of any termination by US Airways for cause or by Mr. Siegel for good reason, the terminating party must give written notice that indicates the specific termination provision in the agreement that is relied upon and sets forth in reasonable detail the facts and circumstances that are the basis for the termination, as well as the termination date, which may not be more than 15 days after the notice date. In the event of a dispute regarding termination, the agreement and compensation continue in effect until the earlier of the resolution of the dispute or the end of the term of the agreement.

Obligations Upon Termination. If Mr. Siegel’s employment is terminated for cause, due to death or disability, or is voluntarily terminated by Mr. Siegel without “good reason,” US Airways must pay all salary (disregarding any impermissible salary decrease), deferred compensation and vacation accrued through the date of termination within 30 days of the date of termination. If Mr. Siegel’s employment is terminated due to death or disability, or is voluntarily terminated by Mr. Siegel without “good reason,” US Airways must also pay a prorated annual bonus based on the amount of Mr. Siegel’s annual bonus for the previous fiscal year. If, prior to a change of control and not in connection with a change of control, US Airways terminates Mr. Siegel’s employment other than for cause, disability or death or if Mr. Siegel terminates his employment for good reason: (i) US Airways will pay to Mr. Siegel a lump sum in cash within five days after the date of termination equal to the aggregate of Mr. Siegel’s accrued but unpaid base salary (disregarding any impermissible reductions), a prorated annual bonus (based on the higher of the target bonus applicable under the agreement, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year), three times such annual base salary, any previously deferred compensation, and any accrued vacation pay; and (ii) for three years after the date of termination, US Airways will continue benefits to Mr. Siegel and/or his family as if the agreement had continued. If, after a change of control or prior to a change in control and in connection with a change of control, US Airways terminates Mr. Siegel’s employment other than for cause, disability or death or if Mr. Siegel terminates his employment for good reason: (i) US Airways will pay to Mr. Siegel a lump sum in cash within five days after the date of termination equal to the aggregate of Mr. Siegel’s accrued but unpaid base salary (disregarding any impermissible reductions), a prorated annual bonus (based on the higher of the target bonus applicable under the agreement, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year), three times the sum of such annual base salary and such annual bonus, any previously deferred compensation, any accrued vacation pay and an amount equal to the amount of additional benefits Mr. Siegel would receive under all US Airways retirement plans if Mr. Siegel continued employment through the term of the agreement; (ii) for purposes of eligibility for retiree benefits, Mr. Siegel shall be considered to have remained employed and retired on the last day of the term of the agreement; (iii) for three years after the date of termination, US Airways will continue benefits to Mr. Siegel and/or his family as if the agreement had continued; and (iv) at the end of the three-year period, US Airways will continue health insurance and on-line travel privileges to Mr. Siegel for life. Under the terms of his prior supplemental retirement arrangement that was assumed by the bankruptcy court, Mr. Siegel is also to receive a retirement benefit based on 30 years of service upon a change in control. As stated above, Mr. Siegel is in active negotiations with the Board of Directors to modify his prior supplemental retirement arrangement as required by the Plan of Reorganization. In addition, as a participant in the LTIP, upon a change of control, he would be eligible for a payment for each three-year performance period under the LTIP that has not yet been completed in an amount that would have been payable to him if target performance had been met for each performance period.

Other Obligations. US Airways agreed to pay Mr. Siegel’s reasonable legal fees and expenses incurred as a result of any contest by US Airways or others of the validity or enforceability of, or liability under, the agreement, plus interest. In addition, in the event that any of Mr. Siegel’s compensation (whether required under the agreement or otherwise) would be subject to an excise tax under Internal Revenue Code Section 4999, US Airways is required to pay Mr. Siegel an additional gross-up payment, such that after payment of all taxes, including interest or penalties, on the gross-up payment, Mr. Siegel will retain an amount of the gross-up payment equal to the excise tax

(and any penalties and interest on the excise tax). Mr. Siegel agreed to hold our and US Airways’ secret or confidential information, knowledge or data as confidential, including after termination of employment.

First Amendment to Employment Agreement. US Airways also entered into a First Amendment to Mr. Siegel’s Employment Agreement on March 31, 2003 that is filed as Exhibit 10.1 to US Airways’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003. The Amendment provides that (1) no “change of control” will be deemed to have occurred in connection with transactions under the RSA investment agreement or in connection with US Airways’ emergence from bankruptcy; (2) effective January 15, 2003, travel privileges provided to Mr. Siegel include the right to receive annually during the employment period positive space travel for otherwise non-eligible family members and unrelated persons and a tax gross-up on the value of such travel subject to a $25,000 annual maximum on the tax gross-up amount; and (3) the following events were added to the list of events that permit Mr. Siegel to terminate his employment for “good reason”: (a) any relocation of US Airways’ headquarters outside of the Washington, D.C. metropolitan area, or (b) the termination by Mr. Siegel of his own employment during the period starting on the first anniversary of the date US Airways emerges from bankruptcy and ending on the last day of the thirteenth complete month following the emergence date (April 30, 2004), with a “good reason” termination during this window to be treated as a termination prior to a “change of control.” Furthermore, the amendment adds an amount to the payment due equal to three times Mr. Siegel’s target annual bonus for the year in which the termination occurs, if, prior to a change of control and not in connection with a change of control, US Airways terminates Mr. Siegel’s employment other than for cause, disability or death or if Mr. Siegel terminates his employment for good reason.

Mr. Siegel and the Board of Directors are currently in active negotiations regarding the terms and conditions of Mr. Siegel’s employment agreement, including his ability to terminate for good reason prior to April 30, 2004 under the First Amendment to his employment agreement, as discussed above. Among other matters under discussion with respect to Mr. Siegel’s new employment contract are terms that are competitive with those of chief executive officers of the low cost carriers.

Employment Agreement with Elizabeth K. Lanier

US Airways’ Employment Agreement with Ms. Lanier is dated as of March 1, 2003 and is filed as Exhibit 10.5 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Term of Employment. The agreement provides for Ms. Lanier to serve as US Airways’ Executive Vice President as of March 1, 2003 and as Executive Vice President-Corporate Affairs and General Counsel upon occurrence of the effective date of US Airways’ reorganization. Ms. Lanier will serve for an initial term of three years, to be extended each year by one additional year unless either US Airways or Ms. Lanier provides notice that the term will not be extended, or, if a shorter period, until the first day of the month following Ms. Lanier’s 65th birthday (which is defined in the agreement as Ms. Lanier’s “normal retirement date”). Upon a “change of control” (as defined in the agreement), the term of the agreement is automatically extended through the third anniversary of the date of the change of control or through Ms. Lanier’s normal retirement date, whichever is earlier.

Salary and Benefits. Under the agreement, Ms. Lanier is entitled to an annual base salary of not less than $425,000 (subject to a 17% reduction consistent with the salary reduction being taken by senior officers of US Airways) for the initial 12 months of the term. Ms. Lanier is entitled to salary increases in accordance with increases awarded to other key employees and her salary generally may not be decreased. In addition to base salary, the agreement provides that Ms. Lanier will be awarded an annual bonus determined by the Board or the Human Resources Committee in accordance with our Incentive Compensation Plan (or successor plan). Ms. Lanier’s target percentage under the annual ICP each year will be no less than 60% of her base salary, and her maximum bonus opportunity each year will be no less than 120% of base salary. Under the concession program, no ICP awards were to be made with respect to calendar year 2003. Ms. Lanier is eligible to participate in the Long-Term Incentive Plan with a target percentage no less than 80% of her base salary, and a maximum percentage no less than 160% of base salary. Under the concession program currently in place, no LTIP awards were to be made in calendar year 2003. Ms. Lanier was entitled to a hiring bonus of $250,000, which was paid in 2003. The agreement provides that Ms. Lanier will receive supplemental executive retirement benefits (which she now receives through participation in the Company’s executive defined contribution plans), and is entitled to equity awards consistent with those provided to other Executive Vice Presidents. Ms. Lanier is also entitled to participate in all incentive, savings, retirement and welfare benefit plans provided to other key employees. Under the agreement, Ms. Lanier is entitled to fringe benefits, office and support staff, and paid vacation, all in accordance with the most favorable practices with respect to other key employees. At the time the agreement was executed, those benefits included on-line first class, positive space travel privileges for business and pleasure for Ms. Lanier and her eligible family members, as well as a limited number of non-eligible family members and unrelated persons, a gross-up payment (up to a maximum of $10,000) to cover her tax liability resulting from such travel, free access to US Airways Club facilities for her and her eligible family members, an annual car allowance of $9,000 which is paid in monthly installments, and certain relocation benefits including up to 24 months of reasonable temporary living expenses.

Termination of Employment. Ms. Lanier’s employment may be terminated at any time by mutual agreement, and terminates automatically upon her death. US Airways may also terminate the agreement upon written notice after six months of Ms. Lanier’s continuous total and permanent disability, if Ms. Lanier does not return to work within 90 days after the written notice. US Airways may also terminate the agreement at any time for “cause” (as defined in the agreement). Ms. Lanier may voluntarily terminate her employment, which may constitute termination for “good reason” upon certain events defined in the agreement. In the event of any termination by US Airways for cause or by Ms. Lanier for good reason, the terminating party must give written notice that indicates the specific termination provision in the agreement that is relied upon and sets forth in reasonable detail the facts and circumstances that are the basis for the termination, as well as the termination date, which may not be more than 15 days after the notice date. In the event of a dispute regarding termination, the agreement and compensation continue in effect until the earlier of the resolution of the dispute or the end of the term of the agreement.

Obligations Upon Termination. If Ms. Lanier’s employment is terminated for cause, due to death or disability, or is voluntarily terminated by Ms. Lanier without “good reason,” US Airways must pay all salary (disregarding any impermissible salary decrease), deferred compensation and vacation accrued through the date of termination within 30 days of the date of termination. If Ms. Lanier’s employment is terminated due to death or disability, or is voluntarily terminated by Ms. Lanier without “good reason,” US Airways must also pay a prorated annual bonus based on the amount of Ms. Lanier’s annual bonus for the previous fiscal year. If, prior to a change of control and not in connection with a change of control, US Airways terminates Ms. Lanier’s employment other than for cause, disability or death or if Ms. Lanier terminates her employment for good reason: (i) US Airways will pay to Ms. Lanier a lump sum in cash within five days after the date of termination equal to the aggregate of Ms. Lanier’s accrued but unpaid base salary (disregarding any impermissible reductions), a prorated annual bonus (based on the higher of the target bonus applicable under the agreement, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year), two times the sum of such annual base salary and Ms. Lanier’s target annual bonus for the year in which the termination occurs, any previously deferred compensation, and any accrued vacation pay; and (ii) for two years after the date of termination, US Airways will continue benefits to Ms. Lanier and/or her family as if the agreement had continued. If, after a change of control or prior to a change in control and in connection with a change of control, US Airways terminates Ms. Lanier’s employment other than for cause, disability or death or if Ms. Lanier terminates her employment for good reason: (i) US Airways will pay to Ms. Lanier a lump sum in cash within five days after the date of termination equal to the aggregate of Ms. Lanier’s accrued but unpaid base salary (disregarding any impermissible reductions), a prorated annual bonus (based on the higher of the target bonus applicable under the agreement, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year), three times the sum of such annual base salary and such annual bonus, any previously deferred compensation, any accrued vacation pay, and an amount equal to the amount of additional benefits Ms. Lanier would receive under all US Airways retirement plans if Ms. Lanier continued employment through the term of the agreement; (ii) for purposes of eligibility for retiree benefits, Ms. Lanier shall be considered to have remained employed and retired on the last day of the term of the agreement; (iii) for three years after the date of termination, US Airways will continue benefits to Ms. Lanier and/or her family as if the agreement had continued; and (iv) at the end of the three-year period, US Airways will continue health insurance and on-line travel privileges to Ms. Lanier for life. In addition, as a participant in the LTIP, upon a change of control, she would be eligible for a payment for each three-year performance period under the LTIP that has not yet been completed in an amount that would have been payable to her if target performance had been met for each performance period. Further, upon termination of Ms. Lanier’s employment for any reason following the completion of at least 5 years of service, US Airways will continue to provide Ms. Lanier with on-line travel privileges for life.

Other Obligations. US Airways agreed to pay Ms. Lanier’s reasonable legal fees and expenses incurred as a result of any contest by US Airways or others of the validity or enforceability of, or liability under the agreement, plus interest. In addition, in the event that any of Ms. Lanier’s compensation (whether required under the agreement or otherwise) would be subject to an excise tax under Internal Revenue Code Section 4999, US Airways is required to pay Ms. Lanier an additional gross-up payment, such that after payment of all taxes, including interest or penalties, on the gross-up payment, Ms. Lanier will retain an amount of the gross-up payment equal to the excise tax (and any penalties and interest on the excise tax). Ms. Lanier agreed to hold our and US Airways’ secret or confidential information, knowledge or data as confidential, including after termination of employment.

Severance Agreement with Neal S. Cohen

US Airways’ Severance Agreement with Mr. Cohen is dated as of April 8, 2002 and is filed as Exhibit 10.8 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Term of Employment. The agreement provides for Mr. Cohen to serve as Senior Vice President of US Airways for an initial term of three years, to be extended each year by one additional year unless either US Airways or Mr. Cohen provides notice that the term will not be extended, or, if a shorter period, until the first day of the month following Mr. Cohen’s 65th birthday (which is defined in the agreement as Mr. Cohen’s “normal retirement date”). Upon a “change of control” (as defined in the agreement), the term of the agreement is automatically extended to the third anniversary of the date of the change of control or through Mr. Cohen’s normal retirement date, whichever is earlier.

Salary and Benefits. The agreement does not specify Mr. Cohen’s salary and benefits prior to the date of a change of control. Beginning on the date of a change of control and continuing for a period of three years thereafter, or until Mr. Cohen’s normal retirement date, if earlier, the agreement provides for minimum salary and benefits that must be provided to Mr. Cohen. US Airways will pay Mr. Cohen a base salary for the first 12 months of such period at a rate not less than his base salary in effect on the date of the change of control. Mr. Cohen’s salary may not be decreased thereafter and must be increased in accordance with pay increases provided to other senior vice president level employees. In addition, Mr. Cohen will be awarded an annual bonus determined by the Board or the Human Resources Committee in accordance with our Incentive Compensation Plan or successor plan. In addition to base salary and annual bonus, Mr. Cohen will be entitled to participate in all incentive, savings, retirement and welfare benefit plans applicable to senior vice president level employees, under terms at least as favorable as the most favorable plans provided during the 90-day period prior to the change of control. Mr. Cohen will also be entitled to fringe benefits, including but not limited to space positive and space available travel privileges in all classes of service and cabins on all air carriers owned by US Airways and any of its affiliates, including all carriers owned by any individual, entity or group that has entered into an agreement that constitutes a change of control, and to paid vacation under terms at least as favorable as the most favorable travel privileges and vacation program provided during the 90-day period prior to the change of control. Mr. Cohen will continue to be entitled to all of the foregoing compensation and benefits, if applicable, during the first six months of Mr. Cohen’s total and permanent disability.

Termination of Employment. Mr. Cohen’s employment may be terminated at any time by mutual agreement, and terminates automatically upon his death. US Airways may also terminate the agreement upon written notice after six months of Mr. Cohen’s continuous total and permanent disability, if Mr. Cohen does not return to work within 90 days after the written notice. US Airways may also terminate the agreement at any time for “cause” (as defined in the agreement). Mr. Cohen may voluntarily terminate his employment, which may constitute termination for “good reason” upon certain events defined in the agreement. In the event of any termination by US Airways for cause or by Mr. Cohen for good reason within three years after a change of control and before Mr. Cohen’s normal retirement date, the terminating party must give written notice that indicates the specific termination provision in the agreement that is relied upon and sets forth in reasonable detail the facts and circumstances that are the basis for the termination, as well as the termination date, which may not be more than 15 days after the notice date. For post-change of control terminations, in the event of a dispute regarding termination, the agreement and compensation continue in effect until the earlier of the resolution of the dispute, Mr. Cohen’s normal retirement date, or the third anniversary of the date of the change of control.

Obligations Upon Termination. If Mr. Cohen’s employment is terminated for cause, due to death or disability, or is voluntarily terminated by Mr. Cohen without “good reason,” US Airways must pay all salary, deferred compensation and vacation accrued through the date of termination within 30 days of the date of termination. If termination is due to death or disability and occurs within three years after a change of control and before Mr. Cohen’s normal retirement date, US Airways must also pay a prorated annual bonus based on the amount of Mr. Cohen’s annual bonus for the previous fiscal year. If, prior to a change of control and not in connection with a change of control, US Airways terminates Mr. Cohen’s employment other than for cause, disability or death or if Mr. Cohen terminates his employment for good reason, US Airways will pay to Mr. Cohen in a lump sum in cash within 30 days after the date of termination the aggregate of Mr. Cohen’s accrued but unpaid base salary, deferred compensation and benefits, plus an amount equal to two times the sum of his annual rate of base salary and his target annual bonus. If, after a change of control, or prior to a change of control but in connection with a change of control, US Airways terminates Mr. Cohen’s employment other than for cause, disability or death or if Mr. Cohen terminates his employment for good reason: (i) US Airways will pay to Mr. Cohen a lump sum in cash within 30 days after the date of termination equal to the aggregate of Mr. Cohen’s accrued but unpaid base salary (disregarding any impermissible reductions in Mr. Cohen’s salary), a prorated annual bonus (based on the higher of the target bonus immediately in effect prior to the change of control, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year ending after the change of control), three times the sum of such annual base salary and such annual bonus, any previously deferred compensation, and any accrued vacation pay; (ii) for three years after the date of termination, US Airways will continue benefits to Mr. Cohen and/or his family as if the agreement had continued; (iii) for purposes of eligibility for retirement, Mr. Cohen shall be considered to have remained employed until the third anniversary of the date of termination; and (iv) US Airways will provide continuation of travel privileges for life. In addition, as a participant in the LTIP, upon a change of control, he would be eligible for a payment for each three-year performance period under the LTIP that has not yet been completed in an amount that would have been payable to him if target performance had been met for each performance period. Upon termination of Mr. Cohen’s employment for any reason following the fifth anniversary of his date of employment, he will be entitled to lifetime travel privileges.

Other Obligations. US Airways agreed to pay Mr. Cohen’s reasonable legal fees and expenses incurred as a result of any contest by US Airways or others of the validity or enforceability of, or liability under the agreement, plus interest. In the case of a contest regarding (i) payments upon termination of Mr. Cohen’s employment prior to a change of control and not in connection with a change of control other than for cause, disability or death or termination by Mr. Cohen for good reason, or (ii) lifetime travel privileges following Mr. Cohen’s fifth anniversary of employment, US Airways is only required to make such payments if Mr. Cohen prevails on at least one material issue in such contest. In addition, in the event that any of Mr. Cohen’s compensation (whether required under the agreement or otherwise) would be subject to an excise tax under Section 4999 of the Internal Revenue Code, US Airways is required to pay Mr. Cohen an additional gross-up payment, such that after payment of all taxes, including interest or penalties, on the gross-up payment, Mr. Cohen will retain an amount of the gross-up payment equal to the excise tax (and any penalties and interest on the excise tax). Mr. Cohen agreed to hold our and US Airways’ confidential and proprietary information as confidential, including after termination of employment. If Mr. Cohen violates this confidentiality agreement, any payments due under the agreement are forfeited.

First Amendment to Severance Agreement. US Airways entered into a First Amendment to Mr. Cohen’s Severance Agreement on March 31, 2003 that is filed as Exhibit 10.2 to US Airways’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003. The Amendment provides that (1) no change of control will be deemed to have occurred in connection with transactions under the RSA investment agreement or in connection with US Airways’ emergence from bankruptcy and (2) the following events were added to the list of events that permit Mr. Cohen to terminate his employment for “good reason”: (a) the termination by the Chief Executive Officer of US Airways of his own employment during the period starting on the first anniversary of the date of US Airways’ emergence from bankruptcy and ending on the last day of the thirteenth complete month following the emergence (the “Emergence Window Period”), but only if Mr. Cohen also terminates his employment during the Emergence Window Period and such Chief Executive Officer is the individual who was serving as Chief Executive Officer on the date of emergence from bankruptcy; and (b) any relocation of US Airways’ headquarters outside of the Washington, D.C. metropolitan area.

Severance Agreement with Alan W. Crellin

US Airways’ Severance Agreement with Mr. Crellin is dated as of June 26, 2002 and is filed as Exhibit 10.9 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Term of Employment. The agreement provides for Mr. Crellin to serve as Executive Vice President of US Airways for an initial term of three years, to be extended each year by one additional year unless either US Airways or Mr. Crellin provides notice that the term will not be extended, or, if a shorter period, until the first day of the month following Mr. Crellin’s 65th birthday (which is defined in the agreement as Mr. Crellin’s “normal retirement date”). Upon a “change of control” (as defined in the agreement), the term of the agreement is automatically extended to the third anniversary of the date of the change of control or through Mr. Crellin’s normal retirement date, whichever is earlier.

Salary and Benefits. The agreement does not specify Mr. Crellin’s salary and benefits prior to the date of a change of control. Beginning on the date of a change of control and continuing for a period of three years thereafter, or until Mr. Crellin’s normal retirement date, if earlier, the agreement provides for minimum salary and benefits that must be provided to Mr. Crellin. US Airways will pay Mr. Crellin a base salary for the first 12 months of such period at a rate not less than his base salary in effect on the date of the change of control. Mr. Crellin’s salary may not be decreased thereafter and must be increased in accordance with pay increases provided to other executive vice president level employees. In addition, Mr. Crellin will be awarded an annual bonus determined by the Board or the Human Resources Committee in accordance with our Incentive Compensation Plan or successor plan. In addition to base salary and annual bonus, Mr. Crellin will be entitled to participate in all incentive, savings, retirement and welfare benefit plans applicable to executive vice president level employees, under terms at least as favorable as the most favorable plans provided during the 90-day period prior to the change of control. Mr. Crellin will also be entitled to fringe benefits, including but not limited to space positive and space available travel privileges in all classes of service and cabins on all air carriers owned by US Airways and any of its affiliates, including all carriers owned by any individual, entity or group that has entered into an agreement that constitutes a change of control, and to paid vacation under terms at least as favorable as the most favorable travel privileges and vacation program provided during the 90-day period prior to the change of control. Mr. Crellin will continue to be entitled to all of the foregoing compensation and benefits, if applicable, during the first six months of Mr. Crellin’s total and permanent disability.

Termination of Employment. Mr. Crellin’s employment may be terminated at any time by mutual agreement, and terminates automatically upon his death. US Airways may also terminate the agreement upon written notice after six months of Mr. Crellin’s continuous total and permanent disability, if Mr. Crellin does not return to work within 90 days after the written notice. US Airways may also terminate the agreement at any time for “cause” (as defined in the agreement). Mr. Crellin may voluntarily terminate his employment, which may constitute termination for “good reason” upon certain events defined in the agreement. In the event of any termination by US Airways for cause or by Mr. Crellin for good reason within three years after a change of control and before Mr. Crellin’s normal retirement date, the terminating party must give written notice that indicates the specific termination provision in the agreement that is relied upon and sets forth in reasonable detail the facts and circumstances that are the basis for the termination, as well as the termination date, which may not be more than 15 days after the notice date. For post-change of control terminations, in the event of a dispute regarding termination, the agreement and compensation continue in effect until the earlier of the resolution of the dispute, Mr. Crellin’s normal retirement date, or the third anniversary of the date of the change of control.

Obligations Upon Termination. If Mr. Crellin’s employment is terminated for cause, due to death or disability, or is voluntarily terminated by Mr. Crellin without “good reason,” US Airways must pay all salary, deferred compensation and vacation accrued through the date of termination within 30 days of the date of termination. If termination is due to death or disability and occurs within three years after a change of control and before Mr. Crellin’s normal retirement date, US Airways must also pay a prorated annual bonus based on the amount of Mr. Crellin’s annual bonus for the previous fiscal year. If, prior to a change of control and not in connection with a change of control, US Airways terminates Mr. Crellin’s employment other than for cause, disability or death or if Mr. Crellin terminates his employment for good reason, US Airways will pay to Mr. Crellin in a lump sum in cash within 30 days after the date of termination the aggregate of Mr. Crellin’s accrued but unpaid base salary, deferred compensation and benefits, plus an amount equal to two times the sum of his annual rate of base salary and his target annual bonus. If, after a change of control, or prior to a change of control but in connection with a change of control, US Airways terminates Mr. Crellin’s employment other than for cause, disability or death or if Mr. Crellin terminates his employment for good reason: (i) US Airways will pay to Mr. Crellin a lump sum in cash within 30 days after the date of termination equal to the aggregate of Mr. Crellin’s accrued but unpaid base salary (disregarding any impermissible reductions in Mr. Crellin’s salary), a prorated annual bonus (based on the higher of the target bonus immediately in effect prior to the change of control, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year ending after the change of control), three times the sum of such annual base salary and such annual bonus, any previously deferred compensation, and any accrued vacation pay; (ii) for three years after the date of termination, US Airways will continue benefits to Mr. Crellin and/or his family as if the agreement had continued; (iii) for purposes of eligibility for retirement, Mr. Crellin shall be considered to have remained employed until the third anniversary of the date of termination; and (iv) US Airways will provide continuation of travel privileges for life. In addition, as a participant in the LTIP, upon a change of control, he would be eligible for a payment for each three-year performance period under the LTIP that has not yet been completed in an amount that would have been payable to him if target performance had been met for each performance period. Upon termination of Mr. Crellin’s employment for any reason following the fifth anniversary of his date of employment, he will be entitled to lifetime travel privileges.

Other Obligations. US Airways agreed to pay Mr. Crellin’s reasonable legal fees and expenses incurred as a result of any contest by US Airways or others of the validity or enforceability of, or liability under the agreement, plus interest. In the case of a contest regarding (i) payments upon termination of Mr. Crellin’s employment prior to a change of control and not in connection with a change of control other than for cause, disability or death or termination by Mr. Crellin for good reason, or (ii) lifetime travel privileges following Mr. Crellin’s fifth anniversary of employment, US Airways is only required to make such payments if Mr. Crellin prevails on at least one material issue in such contest. In addition, in the event that any of Mr. Crellin’s compensation (whether required under the agreement or otherwise) would be subject to an excise tax under Section 4999 of the Internal Revenue Code, US Airways is required to pay Mr. Crellin an additional gross-up payment, such that after payment of all taxes, including interest or penalties, on the gross-up payment, Mr. Crellin will retain an amount of the gross-up payment equal to the excise tax (and any penalties and interest on the excise tax). Mr. Crellin agreed to hold our and US Airways’ confidential and proprietary information as confidential, including after termination of employment. If Mr. Crellin violates this confidentiality agreement, any payments due under the agreement are forfeited.

First Amendment to Severance Agreement. US Airways entered into a First Amendment to Mr. Crellin’s Severance Agreement on March 31, 2003 that is filed as Exhibit 10.3 to US Airways’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003. The Amendment provides that (1) no change of control will be deemed to have occurred in connection with transactions under the RSA investment agreement or in connection with US Airways’ emergence from bankruptcy and (2) any relocation of US Airways’ headquarters outside of the Washington, D.C. metropolitan area will constitute good reason for Mr. Crellin to terminate his employment.

Severance Agreement with B. Ben Baldanza

US Airways’ Severance Agreement with Mr. Baldanza is dated as of June 26, 2002 and is filed as Exhibit 10.14 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Term of Employment. The agreement provides for Mr. Baldanza to serve as Senior Vice President of US Airways for an initial term of three years, to be extended each year by one additional year unless either US Airways or Mr. Baldanza provides notice that the term will not be extended, or, if a shorter period, until the first day of the month following Mr. Baldanza’s 65th birthday (which is defined in the agreement as Mr. Baldanza’s “normal retirement date”). Upon a “change of control” (as defined in the agreement), the term of the agreement is automatically extended to the third anniversary of the date of the change of control or through Mr. Baldanza’s normal retirement date, whichever is earlier.

Salary and Benefits. The agreement does not specify Mr. Baldanza’s salary and benefits prior to the date of a change of control. Beginning on the date of a change of control and continuing for a period of three years thereafter, or until Mr. Baldanza’s normal retirement date, if earlier, the agreement provides for minimum salary and benefits that must be provided to Mr. Baldanza. US Airways will pay Mr. Baldanza a base salary for the first 12 months of such period at a rate not less than his base salary in effect on the date of the change of control. Mr. Baldanza’s salary may not be decreased thereafter and must be increased in accordance with pay increases provided to other senior vice president level employees. In addition, Mr. Baldanza will be awarded an annual bonus determined by the Board or the Human Resources Committee in accordance with our Incentive Compensation Plan or successor plan. In addition to base salary and annual bonus, Mr. Baldanza will be entitled to participate in all incentive, savings, retirement and welfare benefit plans applicable to senior vice president level employees, under terms at least as favorable as the most favorable plans provided during the 90-day period prior to the change of control. Mr. Baldanza will also be entitled to fringe benefits, including but not limited to space positive and space available travel privileges in all classes of service and cabins on all air carriers owned by US Airways and any of its affiliates, including all carriers owned by any individual, entity or group that has entered into an agreement that constitutes a change of control, and to paid vacation under terms at least as favorable as the most favorable travel privileges and vacation program provided during the 90-day period prior to the change of control. Mr. Baldanza will continue to be entitled to all of the foregoing compensation and benefits, if applicable, during the first six months of Mr. Baldanza’s total and permanent disability.

Termination of Employment. Mr. Baldanza’s employment may be terminated at any time by mutual agreement, and terminates automatically upon his death. US Airways may also terminate the agreement upon written notice after six months of Mr. Baldanza’s continuous total and permanent disability, if Mr. Baldanza does not return to work within 90 days after the written notice. US Airways may also terminate the agreement at any time for “cause” (as defined in the agreement). Mr. Baldanza may voluntarily terminate his employment, which may constitute termination for “good reason” upon certain events defined in the agreement. In the event of any termination by US Airways for cause or by Mr. Baldanza for good reason within three years after a change of control and before Mr. Baldanza’s normal retirement date, the terminating party must give written notice that indicates the specific termination provision in the agreement that is relied upon and sets forth in reasonable detail the facts and circumstances that are the basis for the termination, as well as the termination date, which may not be more than 15 days after the notice date. For post-change of control terminations, in the event of a dispute regarding termination, the agreement and compensation continue in effect until the earlier of the resolution of the dispute, Mr. Baldanza’s normal retirement date, or the third anniversary of the date of the change of control.

Obligations Upon Termination. If Mr. Baldanza’s employment is terminated for cause, due to death or disability, or is voluntarily terminated by Mr. Baldanza without “good reason,” US Airways must pay all salary, deferred compensation and vacation accrued through the date of termination within 30 days of the date of termination. If termination is due to death or disability and occurs within three years after a change of control and before Mr. Baldanza’s normal retirement date, US Airways must also pay a prorated annual bonus based on the amount of Mr. Baldanza’s annual bonus for the previous fiscal year. If, prior to a change of control and not in connection with a change of control, US Airways terminates Mr. Baldanza’s employment other than for cause, disability or death or if Mr. Baldanza terminates his employment for good reason, US Airways will pay to Mr. Baldanza in a lump sum in cash within 30 days after the date of termination the aggregate of Mr. Baldanza’s accrued but unpaid base salary, deferred compensation and benefits, plus an amount equal to two times the sum of his annual rate of base salary and his target annual bonus. If, after a change of control, or prior to a change of control but in connection with a change of control, US Airways terminates Mr. Baldanza’s employment other than for cause, disability or death or if Mr. Baldanza terminates his employment for good reason: (i) US Airways will pay to Mr. Baldanza a lump sum in cash within 30 days after the date of termination equal to the aggregate of Mr. Baldanza’s accrued but unpaid base salary (disregarding any impermissible reductions in Mr. Baldanza’s salary), a prorated annual bonus (based on the higher of the target bonus immediately in effect prior to the change of control, the bonus paid during, or the bonus paid with respect to, the most recent fiscal year ending after the change of control), three times the sum of such annual base salary and such annual bonus, any previously deferred compensation, and any accrued vacation pay; (ii) for three years after the date of termination, US Airways will continue benefits to Mr. Baldanza and/or his family as if the agreement had continued; (iii) for purposes of eligibility for retirement, Mr. Baldanza shall be considered to have remained employed until the third anniversary of the date of termination; and (iv) US Airways will provide continuation of travel privileges for life. In addition, as a participant in the LTIP, upon a change of control, he would be eligible for a payment for each three-year performance period under the LTIP that has not yet been completed in an amount that would have been payable to him if target performance had been met for each performance period. Upon termination of Mr. Baldanza’s employment for any reason following the fifth anniversary of his date of employment, he will be entitled to lifetime travel privileges.

Other Obligations. US Airways agreed to pay Mr. Baldanza’s reasonable legal fees and expenses incurred as a result of any contest by US Airways or others of the validity or enforceability of, or liability under the agreement, plus interest. In the case of a contest regarding (i) payments upon termination of Mr. Baldanza’s employment prior to a change of control and not in connection with a change of control other than for cause, disability or death or termination by Mr. Baldanza for good reason, or (ii) lifetime travel privileges following Mr. Baldanza’s fifth anniversary of employment, US Airways is only required to make such payments if Mr. Baldanza prevails on at least one material issue in such contest. In addition, in the event that any of Mr. Baldanza’s compensation (whether required under the agreement or otherwise) would be subject to an excise tax under Section 4999 of the Internal Revenue Code, US Airways is required to pay Mr. Baldanza an additional gross-up payment, such that after payment of all taxes, including interest or penalties, on the gross-up payment, Mr. Baldanza will retain an amount of the gross-up payment equal to the excise tax (and any penalties and interest on the excise tax). Mr. Baldanza agreed to hold our and US Airways’ confidential and proprietary information as confidential, including after termination of employment. If Mr. Baldanza violates this confidentiality agreement, any payments due under the agreement are forfeited.

First Amendment to Severance Agreement. US Airways entered into a First Amendment to Mr. Baldanza’s Severance Agreement on March 31, 2003 that is filed as Exhibit 10.15 to US Airways’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Amendment provides that (1) no change of control will be deemed to have occurred in connection with transactions under the RSA investment agreement or in connection with US Airways’ emergence from bankruptcy and (2) any relocation of US Airways’ headquarters outside of the Washington, D.C. metropolitan area will constitute good reason for Mr. Baldanza to terminate his employment.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Class A Common Stock and Warrants that may be issued under all of our existing equity compensation plans as of December 31, 2003, which include:

•	2003 Stock Incentive Plan, as amended and restated, of US Airways Group, Inc.

•	2003 Nonemployee Director Stock Incentive Plan.

•	Shares of restricted Class A Common Stock issued to employees in accordance with the terms of our Plan of Reorganization and our collective bargaining agreements with certain labor groups.

While none of the above have previously been specifically approved by our stockholders, the allocation of equity securities to the original 2003 Stock Incentive Plan, as well as the allocation of shares for the grants to employees, were approved by the bankruptcy court as part of our Plan of Reorganization during 2003, which under Section 303 of the Delaware General Corporation Law has like effect to stockholder approval. The amendment and restatement of the 2003 Stock Incentive Plan, effective June 6, 2003, was not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (4)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))		(d) Total of Securities Reflected in Columns (a) and (c)
Equity Compensation Plans Approved by Stockholders (1)	11,098,229	(2)	—	0		11,098,229
Equity Compensation Plans Not Approved by Stockholders (1)	5,515,138	(3)	$7.42	563,677	(5)	6,078,815

TOTAL	16,613,367			563,677		17,177,044

(1)	As noted above, the allocation of securities to our 2003 Stock Incentive Plan, as amended and restated, and to the grants to employees were approved by the Plan of Reorganization, which has the same effect as stockholder approval. The amendment and restatement of the 2003 Stock Incentive Plan, effective June 6, 2003, was not approved by our stockholders.

(2)	Includes all shares of restricted Class A Common Stock allocated to the various labor groups under our Plan of Reorganization, as described below, that had not vested as of December 31, 2003.

(3)	Includes 3,241,788 shares of restricted Class A Common Stock granted under our 2003 Stock Incentive Plan, as amended and restated, that had not vested as of December 31, 2003; 2,223,350 Warrants exercisable for shares of Class A Common Stock granted under our 2003 Stock Incentive Plan, as amended and restated; and 50,000 stock options exercisable for shares of Class A Common Stock granted under our 2003 Nonemployee Director Stock Incentive Plan. All Warrants are issued with a corresponding number of shares of Class A Preferred Stock equal to the number of shares of Class A Common Stock for which the Warrants are exercisable.

(4)	Does not include the shares of restricted Class A Common Stock included in column (a), due to the fact that the restricted stock does not have an exercise price.

(5)	Includes 113,677 shares of Class A Common Stock under our 2003 Stock Incentive Plan, as amended and restated; and 450,000 shares of Class A Common Stock under our 2003 Nonemployee Director Stock Incentive Plan.

2003 Stock Incentive Plan, as Amended and Restated

The allocation of equity securities to the original 2003 Stock Incentive Plan (the “SIP”) was approved by the Bankruptcy Court as part of our Plan of Reorganization during 2003, which under Section 303 of the Delaware General Corporation Law has like effect to stockholder approval. However, upon its amendment and restatement effective June 6, 2003, the plan was not approved by our stockholders. In addition, the SIP has been further amended and restated and is being submitted for stockholder approval in this proxy. The material terms and conditions of the SIP are described below under “Proposal 3 – Approval of 2003 Stock Incentive Plan.”

2003 Nonemployee Director Stock Incentive Plan

The US Airways Group, Inc. 2003 Nonemployee Director Stock Incentive Plan has not been approved by our stockholders. See the description of this plan under the “Director Compensation” section above for the material terms of the plan.

Restricted Class A Common Stock

Under the terms of our Plan of Reorganization and collective bargaining agreements, we were required to issue a total of 23,028,687 shares of restricted stock to individuals designated by various labor groups. The restricted stock is subject to restrictions on sale, assignment, transfer and other encumbrance prior to vesting, but holders of the restricted shares otherwise have all of the rights of a stockholder. The restricted stock generally became vested and nonforfeitable with respect to 50% of each grant on July 31, 2003, and an additional 25% will vest on January 1, 2005 and 25% will vest on January 1, 2006. These vesting provisions are subject to the provisions of the Notices of Restricted Stock Grant as described below for each union. Except as provided in the Notices of Restricted Stock Grant for each union, a holder of restricted stock must be employed by US Airways on each vesting date in order for the shares of restricted stock to vest. Except for certain members of the Air Line Pilots Association who elected to have withholding deducted from their paychecks or to pay withholding by check, shares are withheld upon vesting to satisfy income tax withholding requirements. Any shares forfeited are re-allocated as directed by the applicable union. US Airways set up accounts with E*Trade to administer the restricted stock for all of our employees.

The Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the International Association of Machinists and Aerospace Workers provide that an employee who retires or dies prior to full vesting will receive the next 25% of vesting as of the vesting date immediately after retirement or death, but will not vest in any additional shares thereafter. Employees who retired before June 1, 2003 received 25% vesting. Employees who retired before July 31, 2003 received 50% vesting. An employee who resigns or is terminated for cause will forfeit any unvested shares, except that an employee who resigned or was terminated for cause between June 1, 2003 and July 31, 2003 received the first 25% of vesting. Employees who take a leave of absence or are furloughed continue to vest on the same schedule as active employees, and are taxed on all remaining shares granted but not yet vested on the first vesting date after the furlough begins. Except as described in the preceding sentences, upon termination of employment, all unvested shares are forfeited.

The Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Communications Workers of America provide that in order for the employees’ shares of restricted stock to vest on any vesting date, the individual must have been on the CWA Passenger Service Employees seniority list as of September 17, 2002. In addition, in order to receive the first 50% vesting on July 31, 2003, the employee (i) must have worked as a Passenger Service Employee on at least one date between September 17, 2002 and July 31, 2003, and (ii) must continue to be on the Passenger Service Employees seniority list as of July 31, 2003. Individuals who met those eligibility criteria as of May 31, 2003, but were not on the seniority list as of

July 31, 2003, vested in 25% of their restricted stock and the remainder was forfeited. In order to receive the next 25% vesting on January 1, 2005, the eligible employee (i) must have worked as a Passenger Service Employee on at least one date between August 1, 2003 and December 31, 2004, and (ii) must continue to be on the Passenger Service Employees seniority list as of January 1, 2005. In order to receive the final 25% vesting on January 1, 2006, the eligible employee (i) must have worked as a Passenger Service Employee on at least one date between January 1, 2005 and December 31, 2005, and (ii) must continue to be on the Passenger Service Employees seniority list as of January 1, 2006. Upon termination of employment, all unvested shares are forfeited, and upon each vesting date, all shares which do not vest are forfeited.

The Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Association of Flight Attendants, International provide that all eligible employees on each vesting date will receive an equal number of whole shares from the union’s vested pool on that vesting date. Shares remaining from the July 31, 2003 and January 1, 2005 vesting dates will go into a pool for distribution among eligible employees upon the final vesting date. After the final vesting date, once all employees have received an equal number of whole shares, any remaining shares will be distributed to employees in order of seniority. An employee who resigns, retires, is terminated or dies will forfeit any unvested shares. Employees whose status reflects Involuntary Furlough, Long-Term Disability, Long Term Disability—Social Security Award, Supervisor, Training Instructor, Company Business or AFA Union Business National on the January 1, 2005 or January 1, 2006 vesting dates will not participate in the vesting pool on those dates. The union will provide us with a list of employees eligible to receive an allocation from the pool and the number of shares to be allocated to each employee no later than November 1, 2005. Except as described in the preceding sentences, upon termination of employment, all unvested shares are forfeited.

The Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Air Line Pilots Association provide that a pilot who retired before July 31, 2003 became fully vested on that date and an employee whose “normal retirement date” falls prior to full vesting will become fully vested as of the vesting date immediately preceding the normal retirement date. Pilots who take early retirement between July 31, 2003 and January 1, 2005 will become vested in an additional 25% on January 1, 2005, and will forfeit the remaining 25% of the restricted stock grant. Pilots who take early retirement after January 1, 2005 will become fully vested on January 1, 2006. A pilot who died before July 31, 2003 became fully vested on that date, and a pilot who dies after July 31, 2003 but before January 1, 2006, will become fully vested on the date of death. A pilot who resigns or is terminated for cause (as determined by the US Airways System Board of Adjustment) forfeits any unvested shares.

One group of Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Transportation Workers Union provides that an instructor who retired before July 31, 2003 became 50% vested on that date, but will not vest in any additional shares thereafter. An employee who retires before fully vesting will receive the next 25% of vesting on the next vesting date, but will not vest further. Employees on furlough continue to vest on the same schedule as active employees, and are taxed on all remaining shares granted but not yet vested on the first vesting date after the furlough begins. Except as described in the preceding sentences, upon termination of employment, all unvested shares are forfeited. A second group of Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Transportation Workers Union provide that a dispatcher who was active (as defined in the agreement) between the 32nd day preceding June 1, 2003 and the 32nd day preceding July 31, 2003 but retired, was furloughed or died before July 31, 2003, became vested in 50% of the restricted stock grant on July 31, 2003. Thereafter, an employee who is active on the date 32 days before the vesting date but retires, is furloughed or dies before that vesting date will receive the applicable vesting on that date. Except as described in the preceding sentences, upon termination of employment, all unvested shares are forfeited. A third group of Notices of Restricted Stock Grant for shares issued pursuant to the collective bargaining agreement between US Airways and the Transportation Workers Union provides that a flight simulator engineer employee who retired before July 31, 2003 became 25% vested on that date, but will not vest in any additional shares thereafter. An employee who retires before fully vesting will receive the next 25% of vesting on the next vesting date, but will not vest further. Employees who die prior to becoming fully vested will become fully vested on the next vesting date. Employees on furlough continue to vest on the same schedule as active employees, and are taxed on all remaining shares granted but not yet vested on the first vesting date after the furlough begins. Except as described in the preceding sentences, upon termination of employment, all unvested shares are forfeited.

HUMAN RESOURCES COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

Pursuant to our Plan of Reorganization, a new Board of Directors was appointed on April 1, 2003, and on June 6, 2003, the new Board of Directors appointed Bruce R. Lakefield, Rono Dutta, Cheryl G. Gordon, Raymond W. Smith and William T. Stephens as members of the Human Resources Committee (the “Committee”). Mr. Lakefield serves as chairman of the Committee. None of the members of the Committee is a current or former officer or employee of US Airways Group or US Airways.

The Committee is responsible for determining the annual base salary, short-term and long-term cash and stock incentive compensation and other compensation of our executive officers. This report describes the policies and approach of the Committee in establishing executive compensation during 2003.

Committee Approach to Compensation

In determining the principal components of executive compensation, the Committee, in consultation with an independent compensation consultant, considers the following factors: (a) the overall competitive environment in executive compensation needed to attract, retain and motivate talented and experienced senior management; (b) our performance, both year over year and in comparison to other companies within the airline industry; (c) the individual performance of the executive; (d) comparative compensation studies; and (e) our historical compensation levels.

The Committee reviews the compensation levels for peer-level positions of companies of similar size to us, as well as at other major domestic passenger airlines, including, but not limited to, American Airlines, Inc., Continental Airlines, Inc., Delta Air Lines, Inc., Northwest Airlines Corporation and United Air Lines Inc., and airline compensation data. The Committee’s philosophy is that the overall compensation package should be closely aligned with performance, with objective goals set competitively against the performance of industry peers. The Committee desires to design compensation packages that will encourage management to perform at its highest levels, and it believes that the incentive compensation should be aligned with stockholder interests.

Following our emergence from bankruptcy, a significant portion of total compensation is variable and value is dependent upon both individual and corporate performance. Stock awards and long-term incentive compensation, and consequently total compensation, are intended to link a significant portion of each executive officer’s compensation to the performance of our stock, thereby increasing stockholder value. This approach is also intended to harmonize labor relations and compensation matters.

Components of Executive Compensation

Base Salary. Historically, base salaries are reviewed annually. In August 2002, base salaries for all of our executive officers (as well as most of our other employees) were reduced up to 20% for the entire term of our $1 billion loan guaranteed in part by the Air Transportation Stabilization Board (“ATSB”). These pay reductions will be restored using the same methodology developed for restoration of pay cuts by the Association of Flight Attendants, International. The first annual base salary increases pursuant to the scheduled pay cut restorations will begin in 2004 for eligible individuals other than officers. Increases to base salaries for our executive officers (in addition to the scheduled restoration of pay cuts) may be made periodically at the discretion of the Committee based on a combination of factors, including past individual performance, competitive salary levels of the marketplace and each individual’s potential for making significant contributions to our future performance.

Annual Cash Incentive Compensation. All named executive officers are eligible to participate in the Incentive Compensation Plan (“ICP”). The ICP plan provides for the payment of both incentive and discretionary awards. The incentive awards are based upon achieving a performance objective, which is specified by the Committee annually. The Committee also establishes target percentages for each executive. The target awards for the executive officers range from 50% to 60% of base salary for Senior Vice Presidents to 60% for Executive Vice Presidents, and 100% of base salary for the Chief Executive Officer. If our objective is exceeded, then the incentive award may be increased up to a maximum amount of double the target percentage, or 100% to 200% of base salary. The Committee retains the discretion to adjust any award based on individual performance. The Committee also retains the discretion to pay a discretionary award in a year when we did not achieve our objective or to pay an award in addition to the maximum incentive award when circumstances are appropriate for such discretionary awards.

In connection with our Plan of Reorganization, the ICP was suspended during 2002 and 2003 for payments that would have otherwise been made to management employees in 2003 and 2004. However, based on unprecedented attrition rates for ICP plan-eligible employees, non-officers participated during 2003 in a discretionary pool of up to $2 million for the sole purpose of retaining selected employees whom we identified as being at risk for leaving and who were deemed to be essential employees. Consistent with our objective of closely monitoring our costs, approximately $900,000 of the $2 million pool has been used to date.

Long Term Cash Incentive Compensation. During 1998, the Board of Directors adopted a long term cash incentive compensation plan (“LTIP”). The LTIP was deemed necessary to hire and retain high performance executives. The purpose of the LTIP is to tie a portion of total compensation to operating results over a longer time performance measurement period. With this overall compensation approach, the Committee believes it will more closely align executive compensation with our performance while enabling us to recruit and retain talented executives with attractive total compensation packages.

In connection with our Plan of Reorganization, the LTIP was not implemented for fiscal year 2003. The LTIP was also suspended during 2002 and there have not been any plan payments for the last three years. Historically, the target award percentage for executive officers under the LTIP ranged from 70% to 80% of average annual base salary for Senior Vice Presidents, 80% of average base salary for Executive Vice Presidents and 220% of average annual base salary for the Chief Executive Officer.

Equity Incentives. In connection with our Plan of Reorganization, all stock options and restricted stock previously granted to management employees and outstanding as of March 31, 2003 were cancelled without consideration. The Plan of Reorganization authorized the allocation of a total of 3,750,000 shares of Class A Common Stock and 2,220,570 each of Warrants and shares of Class A Preferred Stock in tandem to be granted to management. These securities are included in our 2003 Stock Incentive Plan, as amended and restated (the “2003 Plan”). Our executive officers, including the named executive officers, participate in the 2003 Plan, which is administered by the Committee. The Committee is authorized to grant options under the 2003 Plan at an exercise price equal to the fair market value of a share of Class A Common Stock on the effective date of the grant. The 2003 Plan is described in more detail below under Proposal 3. The Committee believes that granting stock options, Warrants and restricted stock to executive officers aligns the executive’s interests more closely with those of our stockholders by tying a meaningful portion of compensation to the performance of our stock. In making grants under the 2003 Plan, the Committee considers the individual performance of each executive officer, historical stock grants made by us to the individual, survey data and the recommendations of its independent compensation consultant.

Retention. With the departure of a number of key officer level employees in recent months coupled with the continued erosion of the infrastructure below the officer level, the Committee has authorized accelerated payments under the ICP plan for eligible participants identified as critical retention risks. None of our executive officers will receive accelerated payments under this plan and aggregate payments will not exceed $5.5 million. Retention of key employees remains a critical issue for us in designing and implementing our compensation programs, as extraordinary turnover costs and disruption of corporate activity result from each departure.

CEO Compensation

David N. Siegel joined us as our President and Chief Executive Officer in March 2002. Under his employment agreement, as described in more detail under “Employment and Severance Agreements” above, Mr. Siegel is entitled to an annual base salary of not less than $750,000. In August 2002, Mr. Siegel agreed to a salary reduction of 20% in connection with our cost savings initiatives and restructuring plan. Mr. Siegel’s pay reduction will continue for the entire term of our $1 billion loan guaranteed in part by the ATSB. Eventual restoration of Mr. Siegel’s pay reductions will use the same methodology developed for restoration of pay cuts under the collective bargaining agreement for US Airways’ flight attendants.

In addition, Mr. Siegel is eligible for an annual bonus pursuant to the terms of the ICP plan. Under the ICP plan, Mr. Siegel may receive a bonus of 100% of annual base salary for target results, which may be increased for results in excess of the target up to a maximum bonus of 200% of base salary. In connection with our cost savings initiatives and restructuring efforts, Mr. Siegel’s ICP plan participation was suspended during 2003 for payments to be made in 2004, which will result in no payments to Mr. Siegel for the 2003 fiscal year.

Mr. Siegel is also eligible for a bonus of 220% of his average annual base salary from LTIP if certain target results are achieved during the performance period, which may be increased to a maximum bonus of 440% for results exceeding the target. However, as discussed above, the LTIP was not implemented for fiscal year 2003 and no subsequent payments will be made on account of 2003. In addition, the LTIP was also suspended during 2002 and there have not been any plan payments for the last three years.

In connection with his employment, Mr. Siegel was entitled to an award of stock options and restricted stock, as follows: (i) 750,000 stock options, effective March 1, 2002, at an exercise price based on the fair market value of the stock on the date of the grant, scheduled to vest 25% on each of March 11, 2002 and the three succeeding anniversaries of the grant date; (ii) 500,000 stock options, effective March 11, 2003, at an exercise price based on the fair market value of the stock on the date of the grant with such options vesting on a pro-rata basis over a three year period, although these options were never issued; and (iii) 350,000 shares of restricted stock, effective March 11, 2002, with all shares vesting on the third anniversary of the grant date, provided that if Mr. Siegel’s employment should terminate under certain circumstances prior to the third anniversary of the grant date, he would vest in the number of shares determined as if 25% of the shares vested on March 11, 2002 and each of the three succeeding anniversaries of the grant date. As set forth in the Plan of Reorganization, all of the restricted stock and stock options issued to Mr. Siegel were cancelled upon the effective date of the Plan of Reorganization. Mr. Siegel was granted 669,600 Warrants and 1,130,400 shares of restricted stock in July 2003 under the 2003 Plan.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction of a publicly-held company allowed for compensation paid to the Chief Executive Officer and to the four most highly compensated executive officers other than the Chief Executive Officer. Generally, the Committee desires to maintain the tax deductibility of compensation for executive officers to the extent it is feasible and consistent with the objectives of our compensation programs. Some, but not all, of the compensation programs established for executive officers comply with the deductibility requirements under Section 162(m). The Committee continues to consider ways to maximize the deductibility of executive compensation, but intends to retain the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

This report has been approved by all members of the Committee.

Bruce R. Lakefield, Chairman

Rono J. Dutta

Cheryl G. Gordon

Raymond W. Smith

William T. Stephens

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Human Resources Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ATSB Securities Trust u/a/d March 31, 2003. We received a $900 million loan guarantee under the Air Transportation Safety and System Stabilization Act from the Air Transportation Stabilization Board, or ATSB, in connection with a $1 billion term loan financing. We required the ATSB loan and related guarantee in order to provide the additional liquidity necessary to carry out our restructuring plan. The ATSB loan was funded on March 31, 2003. The ATSB loan is secured by first priority liens on substantially all of the unencumbered present and future assets of US Airways Group other than certain specified assets, including assets that are subject to other financing agreements. The maturity date of the ATSB loan is October 1, 2009. The ATSB loan bears interest as follows: (i) 90% of the ATSB loan bears interest (a) if funded through a participating lender’s commercial paper conduit program, at a rate of interest equal to the conduit provider’s weighted average cost related to the issuance of certain commercial paper notes and other short-term borrowings plus 0.30% or (b) if not funded through such commercial paper conduit program, at a rate of interest equal to LIBOR plus 0.40%; and (ii) 10% of the ATSB loan (the non-guaranteed portion) bears interest at LIBOR plus 4.0%. US Airways, Inc. is also charged an annual guarantee fee (payable quarterly in advance) in respect of the ATSB guarantee equal to 4.0% of the ATSB’s guaranteed amount (initially $900 million) under the ATSB guarantee, with such guarantee fee increasing by ten basis points annually. In addition, the ATSB loan requires semi-annual amortization payments commencing in October 2006, each such amortization payment to be in the amount of $125 million, with a final scheduled principal payment of $250 million due on the maturity date of the ATSB loan. In connection with the ATSB loan, we issued to ATSB Securities Trust u/a/d March 31, 2003, 7,635,000 Warrants to purchase our Class A Common Stock, together with 7,635,000 shares of Class A Preferred Stock, which makes ATSB Securities Trust u/a/d March 31, 2003 a beneficial owner of more than five percent of our Class A Common Stock and our Class A Preferred Stock. The ATSB Securities Trust was established to hold these securities for the benefit of the United States Department of Treasury and to take action with respect to these securities at the direction of the ATSB.

In November 2003, we made a required prepayment of $24 million on the ATSB loan in connection with the sale of our investment in Hotwire, Inc. Effective March 12, 2004, we entered into an amendment to the ATSB loan which provided for a partial prepayment of the loan and modifications of financial covenants for the measurement periods beginning June 30, 2004 through December 31, 2005. In connection with this amendment, US Airways made an immediate voluntary prepayment of $250 million, which will reduce, pro rata, all future scheduled principal payments of the ATSB loan (rather than shortening the remaining life of the loan).

Retirement Systems of Alabama Holdings LLC. In connection with the consummation of the Plan of Reorganization, RSA made an equity investment in us equal to $240 million. In exchange for the $240 million investment, RSA received 20,652,593 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock, 75,000 shares of Class B Preferred Stock, 1,380,570 Warrants and 1,380,570 shares of Class A Preferred Stock, representing approximately 36.2%, on a fully-diluted basis, of our equity. As of March 1, 2004, in connection with its investment, RSA held a voting interest of approximately 71.7% in us and is entitled to designate and vote to elect eight of the 15 directors on our board of directors. Additionally, Dr. David G. Bronner and Mr. William T. Stephens, two of our directors, are the Manager and Secretary of RSA, respectively.

Until September 26, 2007, RSA has agreed to vote all of the shares of voting capital stock received in connection with the consummation of the Plan of Reorganization and then owned by it in favor of all of the directors nominated in accordance with the investment agreement between us and RSA, which directors include our chief executive officer, four directors nominated by the various unions and their affiliates, and two directors identified by our chief executive officer, neither of whom is an employee or affiliate of us, at each annual meeting of our stockholders or at any meeting of our stockholders at which members of our Board of Directors are to be elected. Following the initial election of our Board of Directors, however, these obligations are contingent and conditioned upon our chief executive officer agreeing in writing with RSA and us to vote his or her shares of capital stock received in connection with the consummation of the Plan of Reorganization in favor of the directors so nominated in accordance with the terms of the investment agreement.

RSA funded $75 million of the non-guaranteed portion of the ATSB loan. In connection with RSA’s partial funding, it received 636,249 additional Warrants and 636,249 additional shares of Class A Preferred Stock. In November 2003, in connection with our mandatory prepayment of $24 million on the ATSB loan with respect to the sale of our investment in Hotwire, Inc., RSA, as one of the lenders under the ATSB loan, received approximately $2 million, which represented its pro rata portion of the prepayment amount based on the percentage of the original aggregate amount of the ATSB loan that RSA funded. As described above, effective March 12, 2004, we entered into an amendment to the ATSB loan which provided for a partial prepayment of the loan and modifications of financial covenants. RSA received approximately $19 million as its pro rata portion of this prepayment. The disinterested members of the Board of Directors approved this voluntary prepayment, including RSA’s receipt of its pro rata portion of the prepayment amount.

Additionally, in connection with the execution and delivery of the ATSB loan, RSA executed an undertaking for the benefit of the ATSB. RSA agreed that until April 1, 2005, it shall not transfer any of its shares of Class A Common Stock, other than pursuant to or in connection with certain approved transactions specified in the undertaking. Notwithstanding restrictions against transfer set forth above, RSA may make one or more transfers of securities, provided that the aggregate number of securities subject to such transfers may in no event exceed 6,195,778 shares of Class A Common Stock; this number of shares represents 30% of its Class A Common Stock and will be adjusted for stock splits, reverse stock splits and other similar actions.

RSA also agreed that for so long as it holds any shares of Class B Common Stock, it will not, directly or indirectly, in any manner effect or seek, offer or propose to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose to effect or participate in (i) any acquisition of all or substantially all of our assets, (ii) any tender or exchange offer, merger or other business combination involving us, or (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us, in any of the foregoing cases where the transaction provides or would provide for disparate consideration or economic rights between the holders of the Class A Common Stock and the Class B Common Stock. This provision terminates in certain circumstances, as more fully described in the undertaking.

Prior to the confirmation of our Plan of Reorganization, we also accepted a commitment from RSA for a fully underwritten $500 million debtor-in-possession financing facility (the “RSA DIP Facility”) which replaced our original debtor-in-possession facility and was provided on substantially the same terms. The RSA DIP Facility consisted of a $250 million term loan facility and a $250 million revolving credit facility (with a $50 million letter of credit subfacility) and was guaranteed by each of our subsidiaries that was a debtor in the bankruptcy. The RSA DIP Facility was secured by first priority liens on all of our unencumbered present and future assets and by best priority available junior liens on all other assets, other than certain specified assets. We had the option of borrowing under the facility at an interest rate of the prime rate plus 2.5% or LIBOR plus 4.0%. We borrowed a total of $369 million under the RSA DIP Facility. The RSA DIP Facility matured on March 31, 2003, which was the effective date of the Plan of Reorganization, and was fully repaid at that time.

Undertaking by David N. Siegel, US Airways Group, Inc. and Retirement Systems of Alabama Holdings LLC. The parties entered an undertaking agreement on March 31, 2003 pursuant to the terms of RSA’s investment in US Airways Group. The undertaking applies to all of our shares of Class A Common Stock, Class A Preferred Stock and Warrants acquired by Mr. Siegel pursuant to the Plan of Reorganization, together with any of our other voting securities acquired pursuant to any management compensation plan or other incentive plan adopted by us (collectively, the “Undertaking Securities”). Mr. Siegel agreed that as long as he holds any Undertaking Securities and RSA is entitled to designate any members of our board of directors, Mr. Siegel will vote all of his Undertaking Securities in favor of the directors nominated by RSA.

STOCK PERFORMANCE GRAPH

The following graph and accompanying table compare the performance of our Class A Common Stock during the period from October 21, 2003, the date on which it became listed and began trading on Nasdaq, until December 31, 2003, with the S&P 500 Index and the S&P Airline Index during the same time period. The graph depicts the results of investing $100 in our Class A Common Stock, the S&P 500 Index and the S&P Airline Index, at closing prices on October 21, 2003. The stock price performance shown on the graph below is not necessarily indicative of future price performance. The S&P Airline Index consists of Delta Air Lines and Southwest Airlines.

	10/21/03	10/31/03	11/30/03	12/31/03
US AIRWAYS GROUP, INC.	$100.00	$111.93	$82.76	$68.72
S & P 500 INDEX	$100.00	$105.66	$106.59	$112.18
S & P AIRLINES INDEX	$100.00	$108.36	$100.81	$90.95

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and regulations of the Securities and Exchange Commission thereunder require our directors, officers and persons who own more than 10% of our Class A Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Class A Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us and information provided to us by our directors and officers, we believe that during the fiscal year ended December 31, 2003, our directors, officers and owners of more than 10% of our Class A Common Stock complied with all applicable filing requirements except that: (1) Forms 3 for RSA and its two members TRSA and ERSA reporting their initial holdings acquired pursuant to our Plan of Reorganization were filed after the due dates of the forms; (2) a Form 4 for Perry L. Hayes reporting his acquisition of shares of Class A Common Stock pursuant to our Plan of Reorganization and the Association of Flight Attendants collective bargaining agreement, along with the shares withheld for tax purposes, was filed after the due date of the form; and (3) a Form 4 for William D. Pollock reporting his acquisition of shares of Class A Common Stock pursuant to our Plan of Reorganization and the Air Line Pilots Association collective bargaining agreement, along with the shares withheld for tax purposes, was filed after the due date of the form. In addition, due to the administrative error in calculating the number of shares of restricted Class A Common Stock and Warrants in the agreements for the grants to Messrs. Ashby, Baldanza, Chiames, Crellin, Cohen, Davis, Glass, Prestifilippo and Siegel and Ms. Lanier in 2003, these officers filed amended Forms 4, and Mr. Davis filed an amended Form 3, correcting the number of shares of Class A Common Stock and Warrants granted to them in 2003.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of US Airways Group, Inc. is composed of four non-employee members of the Board of Directors. The Board of Directors has adopted a written Audit Committee Charter. A copy of the charter is posted on our website at www.usairways.com and is attached to this Proxy Statement as Appendix A. The Audit Committee held ten meetings during the fiscal year ended December 31, 2003. Representatives of KPMG LLP, our independent auditors, attended each meeting.

The Audit Committee reviews our accounting and financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee has met and held discussions with management and the independent auditors. The Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as amended.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors, the auditors’ independence from us and management. The Audit Committee reviewed the audit and non-audit services provided by KPMG LLP for the fiscal year ended December 31, 2003 and determined to engage KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The report was filed with the Securities and Exchange Commission on March 12, 2004.

Audit Committee:

Raymond W. Smith, Chairman

Rono J. Dutta

Bruce R. Lakefield

William T. Stephens

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board of Directors, has appointed the firm of KPMG LLP to serve as our independent auditors for the fiscal year ending December 31, 2004, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. KPMG LLP has served as our independent auditors for more than 10 years and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

Representatives of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Audit Committee of the Board of Directors and the Board of Directors unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of KPMG LLP as our independent auditors.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for us by KPMG LLP as of or for the fiscal years ended December 31, 2003 and 2002 are set forth below. The aggregate fees included in the Audit category are fees for the fiscal years for the audit of our annual financial statements and review of quarterly financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

	Fiscal Year 2003	Fiscal Year 2002
Audit Fees	$2,015,000	$2,007,665
Audit-Related Fees	$714,300	$813,645
Tax Fees	$745,578	$616,889
All Other Fees	$0	$0

Total	$3,474,878	$3,438,199

Audit Fees for the fiscal years ended December 31, 2003 and 2002 were for professional services rendered for the audits of our annual consolidated financial statements and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q, including bankruptcy related transactions and the adoption of fresh start reporting. Audit fees also include statutory audits and consents to the use of audit reports in SEC filings.

Audit-Related Fees as of the fiscal years ended December 31, 2003 and 2002 were for audits of employee benefit plans and other audit related services.

Tax Fees as of the fiscal years ended December 31, 2003 and 2002 were for tax compliance advice related primarily to bankruptcy matters, change of ownership and assistance with the preparation of tax returns.

There were no fees which fall into the classification of All Other Fees as of the fiscal years ended December 31, 2003 and 2002.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Commencing in May 2003, with the effectiveness of new rules adopted under the Sarbanes-Oxley Act of 2002, the Audit Committee established a practice of pre-approving all services (audit and non-audit) provided by our independent auditors and is responsible for determining whether these services are consistent with the auditor’s independence. The Audit Committee adopted a pre-approval policy in May 2003 that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. The policy requires the pre-approval of all services at a meeting of the Audit Committee or through the following detailed process:

•	submission by the independent auditors of a detailed description of the audit or non-audit service being requested, including an engagement fee or range of fees for the service;

•	our analysis and certification that the services are not prohibited services under the Sarbanes-Oxley Act of 2002 and related rules or regulations;

•	our certification that the services are compatible with the auditors’ independence requirements;

•	the review and approval of one authorized member of management (either the General Counsel or the Executive Vice President - Finance and Chief Financial Officer) before submitting the proposal to the Chairman of the Audit Committee;

•	the analysis and certification by the independent auditor that the services are not prohibited services under the Sarbanes-Oxley Act of 2002 and related rules or regulations;

•	the certification by the independent auditor that the services are compatible with the auditors’ independence requirements;

•	the review and approval by the lead engagement partner before submitting the proposal to the Chairman of the Audit Committee;

•	the approval by the Chairman of the Audit Committee; and

•	informing the full Audit Committee of such approval in a timely manner.

PROPOSAL 3 – APPROVAL OF THE

2003 STOCK INCENTIVE PLAN

Introduction

Our stockholders are being asked to consider and vote on this proposal to approve our 2003 Stock Incentive Plan, as amended and restated (the “SIP”). The adoption of the original SIP was approved by the bankruptcy court as part of our Plan of Reorganization during 2003, which under Section 303 of the Delaware General Corporation Law has like effect to stockholder approval. However, upon its amendment and restatement during 2003 to clarify certain provisions, the SIP was not approved by our stockholders. In addition, the SIP has now been amended and restated a second time to (i) increase the number of shares available for issuance under the SIP, (ii) modify the SIP to satisfy the performance-based compensation provisions of Section 162(m) of the Internal Revenue Code so that we may protect the tax deductibility of awards made under the SIP, and (iii) make certain clarifications and technical revisions.

The purpose of the plan is to advance our interests by encouraging the acquisition of a larger proprietary interest in US Airways Group by key employees on whose judgment and dedication we are largely dependent for the successful conduct of business, and to assist us in attracting and retaining desirable personnel. To accomplish these objectives, we have the ability under the SIP to grant to key employees, consultants, or prospective key employees or consultants, as appropriate, options to purchase our Class A Common Stock, restricted shares of our Class A Common Stock (referred to as restricted stock), and units consisting of one Class A-1 Warrant to purchase one share of our Class A Common Stock along with one share of our Class A Preferred Stock (collectively, “Awards”). Upon approval of the share increase, we will be able to grant Awards for up to an aggregate of 4,750,000 shares of our Class A Common Stock (subject to adjustment as described below, and in addition to the Warrants and shares of Class A Preferred Stock authorized under the Plan of Reorganization), which is an increase of 1,000,000 shares over the amount available under the SIP as approved in our Plan of Reorganization.

The following description of the SIP is qualified in its entirety by reference to the applicable provisions of the SIP, which is attached hereto as Appendix B, and agreements related to the SIP.

Ratification of SIP

Our Board of Directors has approved, and recommends that our stockholders ratify and approve, the SIP. The original effective date of the SIP was March 31, 2003, and the effective date of this amendment and restatement of the SIP will be May 19, 2004.

Stock Subject to Awards

The capital stock subject to the Awards and other provisions of the SIP is our $1.00 par value Class A Common Stock, our Class A Preferred Stock, nominal value $.0001 per share, and our Class A-1 Warrants. On March 24, 2004, the closing price of our Class A Common Stock as reported by Nasdaq on that day was $4.50 per share. The Class A Preferred Stock and Warrants are not publicly traded. Subject to adjustment in accordance with the terms of the SIP, up to 4,750,000 shares of Class A Common Stock, 2,220,570 Warrants and 2,220,570 shares of Class A Preferred Stock, in the aggregate, may be granted or purchased under the SIP, as amended and restated (an increase of 1,000,000 shares of Class A Common Stock). Any lapsed, expired or terminated portion (prior to the issuance of shares) of shares of stock allocable to Awards granted under the SIP, and any shares issued under the SIP but thereafter reacquired by us pursuant to rights we reserved in connection with the issuance, may again become subject to Awards under the SIP.

Types of Awards

The SIP permits grants of options to purchase our Class A Common Stock, restricted shares of our Class A Common Stock (referred to as restricted stock), and units consisting of one Warrant to purchase one share of our Class A Common Stock along with one share of our Class A Preferred Stock. Options may be incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”), provided that ISOs may be granted only to employees.

Administration

The SIP is administered by a Committee of Board members appointed by the Board of Directors. Prior to its amendment and restatement, the SIP was required to be administered by the Board’s Human Resources Committee. The Committee, which has the power to interpret the SIP and to determine rules and procedures under the SIP, will consist of two or more Board members who are qualified as “non-employee directors” under Rule 16b-3 of the Exchange Act and as “outside directors” under Internal Revenue Code Section 162(m). The Committee also generally determines the grantee, amount, price (where applicable), exercisability and vesting, as well as other terms and conditions of any grants under the SIP, subject to the terms of the SIP. Limited authority may also be delegated to our Chief Executive Officer with regard to grants to nonofficer employees.

Eligibility and Grants of Awards

The individuals eligible for grants under the SIP are key employees and consultants (including prospective employees and consultants) of US Airways Group or its subsidiaries. Under the SIP as amended and restated, no individual may receive more than 1,500,000 options, shares of restricted stock or units under the SIP during any calendar year, except that an individual may be granted up to an additional 1,000,000 options, shares of restricted stock or units upon initial hire (no individual grant limits previously applied). As of March 24, 2004, there were approximately 165 key employees, no consultants, one prospective key employee and no prospective consultants of US Airways Group and its subsidiaries eligible to participate in the SIP. We have no definitive plans to grant Awards to any particular individual at this time. Awards that have already been granted under the SIP are described above under “Equity Compensation Plan Information” and Awards to our named executive officers are described in the Summary Compensation Table and under the caption “Warrant Grants” above.

Terms of Awards

Agreement. Each Award is evidenced by an agreement between us and the Award recipient in the form that the Committee determines is appropriate, subject to the provisions of the SIP.

Restricted Stock Awards. The Committee will determine the restrictions or conditions on shares of Class A Common Stock granted pursuant to a restricted stock award. The Committee also generally determines the grantee, amount, vesting, as well as other terms and conditions of restricted stock grants under the SIP, subject to the terms of the SIP. Restricted stock awards may be performance-based compensation under Internal Revenue Code Section 162(m), in which case the vesting of the awards would be based on the satisfaction of goals based on the performance measures under the SIP, described below.

Units. The Committee determines any restrictions and other limitations applicable to awards of units, as well as the grantee, amount, vesting and other terms and conditions of the Class A Preferred Stock and Warrants issued as units under the SIP, subject to the terms of the SIP. Units may be performance-based compensation under Internal Revenue Code Section 162(m), in which case exercisability or vesting would be based on performance measures under the SIP, described below.

Vesting. Each option becomes exercisable as determined by the Committee, but all options become immediately exercisable upon a “change of control” (described below). Restricted stock and units become vested as determined by the Committee.

Performance Measures. The SIP as amended and restated specifies performance measures for use in designing performance-based awards. Performance measures under the SIP include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance measures may relate to US Airways Group and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Internal Revenue Code Section 162, the performance measures may be calculated without regard to extraordinary items.

Term of Options. Options expire on the date determined by the Committee, but not later than ten years and one month after the date of grant.

Option Exercise Price. The purchase price of the Class A Common Stock underlying each option under the SIP is determined by the Committee, and is payable in cash, in whole or in part by surrendering shares of Class A Common Stock, or, for nonqualified stock options, by directing us to withhold shares otherwise receivable upon exercise. For options intended to be performance-based compensation under Internal Revenue Code Section 162(m), the exercise price must be at least equal to fair market value on the date of grant or the exercisability of the options must be conditioned upon the satisfaction of performance goals.

Termination of Employment. Except as otherwise determined by the Committee, upon termination of the employee’s or consultant’s service other than for cause, exercisable options remain exercisable for one year following termination of service, and upon termination of the employee’s or consultant’s service for cause, exercisable options remain exercisable for ten days following termination of service. The Committee may extend the period during which options may be exercised following termination of service, but not past the options’ expiration date.

Transfers. Units (which include Warrants and Class A Preferred Stock) and restricted stock subject to restrictions or other limitations are not transferable except by the laws of descent and distribution. Options are not transferable except by the laws of descent and distribution.

Withholding and Gross-Up. Award recipients may be required to satisfy any tax withholding amounts, or the Committee may provide in an award for us to make a tax gross-up payment.

Change of Control Definition. Change of control is defined under the SIP as any of the following events: (i) an individual, entity or group acquires 30% or more of either the then-outstanding shares of our common stock (the “Outstanding Common Stock”) or the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), excluding: (a) acquisitions from us, (b) certain acquisitions by groups related to us and our stockholders, (c) acquisitions following which the holders of Outstanding Common Stock and Outstanding Voting Securities prior to the acquisition own, in substantially the same proportions as their ownership immediately prior to the acquisition, more than 85% of the common stock and voting securities, respectively, of the acquiring corporation, and (d) acquisitions where the acquirer reports its beneficial ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13G pursuant to Rule 13d-1 of the Exchange Act; (ii) incumbent board members and individuals whose nomination or election is approved by a majority of the incumbent board members (or their incumbent-approved successors) cease to constitute a majority of the board; (iii) a reorganization, merger or consolidation is consummated under which the beneficial owners of the Outstanding Common Stock or Outstanding Voting Securities immediately prior to such event beneficially own less than 85% of the resulting shares of common stock or voting securities, respectively, following the transaction, in substantially the same proportions as their ownership prior to the transaction; (iv) approval by our stockholders of a complete liquidation or dissolution of us; or (v) consummation of the sale or other disposition of all or substantially all of our assets, other than to a corporation with respect to which beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities before the transaction own more than 85% of the resulting shares of common stock or voting securities, respectively, in substantially the same proportions as their ownership prior to the transaction.

Amendment and Termination

The Committee may discontinue the SIP at any time. The Committee may also from time to time amend the SIP and may amend outstanding awards with the holder’s consent. Under current Nasdaq rules, however, the Committee may not materially amend the SIP without stockholder approval. No awards may be granted under the SIP more than ten years after its effective date.

Adjustments

In the event of a stock dividend, split-up, conversion, reclassification or other change of our Class A Common Stock, outstanding awards are automatically adjusted to apply to the resulting modified stock, and the option price of any outstanding options is automatically adjusted. In addition, the shares available for issuance under the SIP is automatically adjusted, as well as the annual individual grant limits.

Federal Income Tax Consequences

The following is a brief general description of the consequences that will apply under the Internal Revenue Code to the receipt of Awards under the SIP:

Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. An option holder will recognize income when that option holder sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the common stock pursuant to the exercise of the ISO.

If an option holder disposes of the Class A Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Class A Common Stock subject to ISOs that first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to an NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO (as described in the preceding paragraphs), the amount by which the fair market value of a share of the Class A Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder’s alternative minimum taxable income, and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

There will be no tax consequences to us upon issuance or, generally, upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, we generally will have a deduction in the same amount.

Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder’s tax year (of exercise) ends.

If an option holder exercises an NQSO by paying the option price with previously acquired Class A Common Stock, the option holder will recognize income (relative to the new shares such option holder is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Internal Revenue Code Section 1036 and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered. The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares and the option holder’s holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. We generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock.

Units. As discussed above, a unit under the SIP consists of one Warrant to purchase one share of our Class A Common Stock along with one share of our Class A Preferred Stock. Neither we nor a participant in the SIP has income tax consequences from the issuance of a Warrant and the corresponding Class A Preferred Stock. Generally, upon the exercise of a Warrant, a participant generally will recognize ordinary income in the amount of the difference between the fair market value of the shares of Class A Common Stock at the time of exercise and the sum of the Warrant exercise price. Again, provided that we comply with applicable information reporting requirements, we will have a deduction in the same amount as the participant’s ordinary income. Upon the sale of the shares of Class A Common Stock, a participant will have a capital gain (or loss) equal to the difference between the sale price and the fair market value of the shares on the date of exercise (i.e., the participant’s tax basis in the shares).

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to approve the 2003 Stock Incentive Plan, as amended and restated.

PROPOSAL 4 – APPROVAL OF THE

INCENTIVE COMPENSATION PLAN

Introduction

Our stockholders are being asked to consider and vote on this proposal to approve our Incentive Compensation Plan (the “ICP”), as amended and restated. The ICP was originally adopted by the Board effective as of January 1, 1988. The ICP has now been amended and restated to permit awards that satisfy the performance-

based compensation provisions of Internal Revenue Code Section 162(m) so that we may protect the tax deductibility of awards of executive compensation under the ICP.

The purpose of the plan is to reward executives and key management employees of US Airways and other subsidiaries and to motivate them to increase stockholder value and to achieve profitable results. The following description of the ICP is qualified in its entirety by reference to the applicable provisions of the ICP, which is attached hereto as Appendix C.

Approval of ICP

Our Board of Directors has approved and recommends that our stockholders approve the ICP. The effective date of the amended and restated ICP will be May 19, 2004.

Administration

The ICP is administered by a Committee of Board members appointed by the Board of Directors. The Committee, which has the power to interpret the ICP and to determine rules and procedures under the ICP, will consist of two or more Board members who are qualified as “outside directors” under Internal Revenue Code Section 162(m). The Committee also generally determines the amount as well as other terms and conditions of any awards under the ICP, subject to the terms of the ICP.

Eligibility and Grants of Awards

The individuals eligible for grants under the ICP are executives and key management employees of US Airways Group and its subsidiaries who are approved by the Committee.

Terms of Awards

The Committee has the discretion under the ICP to grant different types of awards. The Committee may grant incentive awards or bonuses based on achievements that do not meet Internal Revenue Code Section 162(m) requirements as well as incentive awards or bonuses that are qualified to meet Internal Revenue Code Section 162(m) requirements for performance-based compensation.

Incentive Award Targets. For incentive awards, the Committee will establish target awards for each officer participant (stated as a percentage of base salary) and objective goals for the year no later than March 31 of the applicable year. Generally, if objectives are met at a maximum level, awards may be paid up to 200% of target; provided that in certain circumstances, the Committee has discretion to increase or decrease incentive awards. For non-officer participants, target awards are established by designated officers, rather than the Committee.

Bonuses. The Committee may grant bonuses to participants for any year in which incentive awards are not paid, provided that no such bonus may be paid to a participant who was participating in a qualified award for that year (as described below).

Qualified Awards. Qualified awards are incentive awards or bonuses which meet the requirements for exemption under Internal Revenue Code Section 162(m). These awards generally require that the Committee specify in writing no later than 90 days after the beginning of the year each participant’s performance goals and the performance measures (as described below) on which those goals are based. No qualified award may exceed a value equal to the lesser of (A) two times the participant’s annual base salary in effect as of May 19, 2004, or (B) two times the participant’s annual base salary as in effect on the date on which the Committee determines the qualified award. Following the end of the year, the Committee must certify in writing whether the specified goals were met, and only if the goals were met, will any payment be made to the participant. The Committee will have discretion to pay a lesser amount to a participant but may not pay a greater amount than the original written award.

Performance Measures. The amended and restated ICP specifies performance measures for determining awards that meet the requirements for exemption under Internal Revenue Code Section 162(m). Performance measures under the ICP include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance measures may relate to US Airways Group and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Internal Revenue Code Section 162(m), the performance measures may be calculated without regard to extraordinary items.

Termination of Employment. A participant in the ICP must be actively employed on the date of payment except in the case of death, disability or retirement, in which case the participant may be eligible for a prorated payment based on the number of full months of active service during the year.

Form of Payment. All payments under the ICP are made in cash.

Amendment and Termination

The Committee may amend or discontinue the ICP at any time, provided that stockholder approval is required for any material amendment of the ICP.

Federal Income Tax Consequences

All amounts received under the ICP are taxable as ordinary income to the participant in the year in which payment is received. Payments under the ICP are subject to applicable federal, state and local (if any) payroll tax withholdings.

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to approve the Incentive Compensation Plan.

OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors knows of no business which may come before the meeting except that indicated above. However, if other business is brought before the meeting, the persons acting under the enclosed form of proxy may vote thereunder in accordance with their best judgment.

COST AND METHOD OF PROXY SOLICITATION

Proxies will be solicited by mail. The expense of such solicitation will be borne by US Airways Group. Directors, officers, or regular employees of US Airways Group and US Airways may solicit proxies in person or by telephone or facsimile. The cost of such solicitation will be nominal. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by us at our executive offices in Arlington, Virginia, on or before December 10, 2004 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. In accordance with our Bylaws, for business to be properly brought before a meeting, but not included in the proxy, a stockholder must submit a proposal to our Secretary, including nominations for the board of directors, not earlier than January 19, 2005 and not later than February 18, 2005.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Copies of our Annual Report to Stockholders on Form 10-K for the year ended December 31, 2003, as amended by Amendment No. 1 which makes certain corrections to the list of exhibits, have been mailed to our stockholders. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: US Airways Group, Inc., Investor Relations, 2345 Crystal Drive, Arlington, Virginia 22227, (703) 872-5305. Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents.

By Order of the Board of Directors,

/s/ Elizabeth K. Lanier

Elizabeth K. Lanier Executive Vice President - Corporate Affairs, General Counsel and Secretary

April 9, 2004

APPENDIX A

US AIRWAYS GROUP, INC. AUDIT COMMITTEE CHARTER

The Board of Directors of US Airways Group, Inc. (the “Company”) hereby sets forth the authority, responsibilities, and specific duties of the Audit Committee (the “Committee”) described below.

1.	Composition

The Audit Committee will be composed of that number of Directors as the Board of Directors shall determine from time to time, such number not to be less than three (3). Each Committee member shall meet all requirements of the applicable national stock exchange and the Securities and Exchange Commission (“SEC”) with respect to independence, financial literacy, accounting or related financial experience; or any other matters required by the applicable stock exchange or the SEC. The members of the Audit Committee shall be appointed annually by the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors.

2.	Authority

The Audit Committee shall have the authority to perform each of the specific duties enumerated in this charter and, upon the direction and approval of the Board of Directors, to investigate any activity of the Company; however, the Chairman of the Board of Directors may, from time to time, appoint a select committee of independent directors to undertake a specific investigation. All employees shall be directed to cooperate as required by members of the Committee. The Committee is empowered to retain outside counsel, accountants or other consultants or persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The retention and compensation of such outside counsel, accountants and other consultants or persons having special competence as necessary to assist the Committee shall be in accordance with procedures established by the Committee.

3.	Responsibility

The Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and all subsidiaries and the sufficiency of auditing relative thereto. In carrying out its responsibilities, the Committee shall meet periodically with the independent accountants, internal auditors, and the Company’s management, as their duties relate to financial accounting, reporting, and controls. The Committee is to be the Board’s principal agent in ensuring the independence of the Company’s independent accountants, the integrity of management, and the adequacy of disclosures to stockholders. The opportunity for the independent accountants to meet with the entire Board of Directors as needed, is not to be restricted.

4.	Specific Duties

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its oversight functions.

A.	On at least an annual basis, the Audit Committee shall:

1.	Appoint, and approve the fees and engagement terms for, the independent auditors who shall be accountable to the Board of Directors and the Audit Committee; when circumstances warrant, discharge the independent auditors; and recommend the independent auditors to the Board of Directors for shareholder approval in the proxy statement.

2.	Review a report by the independent auditors describing:

a.	the firm’s internal quality control procedures;

b.	any material issues raised by the most recent quality-control review, peer review or government or professional investigation, within the preceding five years, of the independent auditors’ independent audits, and steps taken to deal with these issues; and

c.	relationships between the independent auditor and the Corporation to assess the independent auditor’s independence.

3.	Determine whether to recommend to the Board of Directors that the Corporation’s financial statements be included in its annual report on Form 10-K for filing with the SEC. To carry out this responsibility, the Audit Committee shall:

a.	review the proposed scope of the annual audit and agree thereon with the independent auditors;

b.	review and discuss the audited financial statements, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors;

c.	review a report of the independent auditors with respect to:

(1)	all critical accounting policies and practices used;

(2)	all alternative treatments of financial information within GAAP that have been discussed with management as well as the ramifications of these alternatives and the treatment preferred by the audit firm; and

(3)	any other material written communications between the audit firm and management (including the management letter and schedule of unadjusted differences).

d.	discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

e.	review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the Board of Directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Corporation’s independent auditors; and

f.	based upon the reviews and discussions, issue its report for inclusion in the Corporation’s proxy statement.

4.	Review with the independent auditor any audit problems and management’s response to those problems.

5.	Consider whether the provision of services by the independent auditors not related to the audit of the annual financial statement and the review of the interim financial statements included in the Corporation’s reports on Form 10-Q for such year is compatible with maintaining the auditors’ independence.

6.	Review, at least annually, the Corporation’s business ethics policy and code of conduct.

7.	Establish, and review at least annually, procedures

a.	for dealing with complaints received by the Corporation regarding accounting, internal accounting controls or audit matters; and

b.	for the confidential anonymous submission by employees of concerns regarding accounting or auditing matters.

8.	Review and reassess the adequacy of this charter of the Audit Committee annually and submit any proposed modifications to the Board of Directors for approval.

9.	Review and evaluate the Audit Committee’s performance annually with the committee or individual designated by the Board of Directors to undertake such review.

B.	On a quarterly basis, the Audit Committee shall:

1.	Review and discuss with management and the independent auditors the Corporation’s interim financial statements, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in the Corporation’s quarterly reports to be filed with the SEC.

2.	Review each quarter the report of the committee or individual in charge of internal control system review, with a more detailed review of the internal control report filed with the Form 10-K; and meet with the Chief Executive Officer and Chief Financial Officer each quarter to discuss the report, any deficiencies or material weaknesses in internal controls and procedures for financial reports, and any fraud involving persons with a significant role in the Corporation’s internal controls or disclosure controls.

3.	Review each quarter the report of the Disclosure Controls and Procedures Committee and meet with the Chief Executive Officer and Chief Financial Officer each quarter to discuss the report, any deficiencies or material weaknesses in disclosure controls and procedures, and any fraud involving persons with a significant role in the Corporation’s disclosure controls and procedures. The review should include a discussion of the Corporation’s risk assessment and risk management policies, including discussion of major financial risk exposures and steps management has taken to monitor and control them.

4.	Discuss, within the committee, earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

5.	Meet privately with the independent auditors and with the head of the Internal Audit Department to review the Corporation’s accounting practices, internal accounting controls and such other matters as the Audit Committee deems appropriate.

C.	From time to time and as necessary, the Audit Committee shall:

1.	Review and approve all audit and non-audit services to be provided by the independent auditors prior to the Corporation’s receipt of such services.

2.	Oversee the functioning of the internal audit review, including its organization, staffing and work plans, and review periodic reports prepared by such organization, with a formal review of the internal audit function at least annually.

3.	Review and approve all related-party transactions.

4.	Set clear hiring policies for employees or former employees of independent auditors, and review such policies at least annually.

5.	Review any complaints received by the Corporation regarding accounting, internal accounting controls or audit matters and any submissions by employees of concerns regarding accounting or auditing matters.

5.	Meetings

Subject to the By-laws and resolutions of the Board, the Committee shall meet at least six times annually at such times as the Chairman of the Committee shall designate. At such meetings, the Committee shall meet with the CEO and/or such members of management as the CEO shall designate, and shall separately meet in an executive session without any management present at least once per calendar year. The Committee shall fix its own rules of procedure. A majority of the number of regular members then serving on the Committee shall constitute a quorum. The Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board.

6.	Overall Authority and Responsibility

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These functions are to be performed by the independent accountants. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent accountants or to ensure that the Company complies with all laws and regulations.

APPENDIX B

2003 STOCK INCENTIVE PLAN

OF

US AIRWAYS GROUP, INC.

1. PURPOSE. The purpose of this Plan is to advance the interests of the Corporation by encouraging the acquisition of a larger personal proprietary interest in the Corporation by key employees of the Corporation and of its Subsidiaries upon whose judgment and dedication the Corporation is largely dependent for the successful conduct of its business. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such key employees on behalf of the Corporation and strengthen their desire to remain with the Corporation or its Subsidiaries and that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract and retain desirable personnel.

2. HISTORY. This Plan is intended to replace the Corporation’s other plans pursuant to which equity securities could be awarded to key employees of the Corporation and of its Subsidiaries, which other plans were rejected pursuant to the Corporation’s First Amended Joint Plan of Reorganization dated as of January 17, 2003, as modified, and approved by the Bankruptcy Court on March 18, 2003 (the “Joint Plan”). The Plan was amended and restated by the Committee on June 6, 2003. This document amends and restates the Plan effective as of May 19, 2004, pursuant to the authority granted to the Committee under the Plan and action taken by the Committee at its meeting on March 10, 2004.

3. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

(a) “Board” shall mean the Board of Directors of the Corporation.

(b) “Cause” shall mean an act or acts of personal dishonesty taken by a Participant and intended to result in substantial personal enrichment at the expense of the Corporation or any of its Subsidiaries or the conviction of a Participant of a felony.

(c) “Change of Control” shall mean the occurrence of any of the following events; provided, however, that neither the emergence of the Corporation from Chapter 11 reorganization cases nor any of the transactions contemplated by the Joint Plan shall constitute a Change of Control under this Section 3(d):

(i) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Group Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Group Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Corporation, (w) any acquisition by the Corporation or any of its subsidiaries, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, (y) any acquisition by any corporation with respect to which, following such acquisition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Group Common Stock and Outstanding Group Voting Securities, as the case may be or (z) any acquisition by an individual, entity or group that, pursuant to Rule 13d-1 promulgated under the Exchange Act, is permitted to, and actually does, report its beneficial ownership of Outstanding Group Common Stock and Outstanding Group Voting Securities on Schedule 13G (or any successor Schedule); provided further, that if any such individual, entity or group subsequently becomes required to or does report its ownership of Outstanding Group Common Stock and Outstanding Group Voting Securities on Schedule 13D (or any successor Schedule) then, for purposes of this Section 3(d)(i), such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so file, beneficial ownership of all of the Outstanding Group Common Stock and Outstanding Group Voting Securities beneficially owned by it on such date; or

(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

(iii) There is consummated a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 85% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Group Common Stock and the Outstanding Group Voting Securities, as the case may be; or

(iv) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation or the consummation of the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Group Common Stock and Outstanding Group Voting Securities, as the case may be.

(d) “Class A Common Stock” shall mean the class A common stock, par value $1.00 per share, of the Corporation.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee of Board members appointed by the Board to administer the Plan.

(g) “Corporation” shall mean US Airways Group, Inc.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(i) “Fair Market Value” as of a particular date shall mean (1) the average of the high and low sales prices per Share on the national securities exchange on which the Shares are principally traded on such date, or (2) if the Shares are not listed or admitted to trading on any such exchange, the closing price as reported by the NASDAQ Stock Market for the last preceding date on which there was a sale of Shares, or (3) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market or the value of the Shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert.

(j) “Joint Plan” shall have the meaning provided in Section 2 of the Plan.

(k) “Options” shall mean the options to purchase Class A Common Stock issued pursuant to Section 8 of the Plan.

(l) “Performance Measures” means any one or more of the criteria or measurements by which specific performance goals may be established and performance may be measured, as determined by the Committee in its discretion, pursuant to the provisions of Section 6.

(m) “Plan” shall mean this 2003 Stock Incentive Plan of US Airways Group, Inc., as such Plan may be amended from time to time.

(n) “Preferred Stock” shall mean the Class A Preferred Stock, nominal value $.0001 per share, of the Corporation.

(o) “Restricted Stock” shall mean Class A Common Stock which has been awarded to a grantee subject to the restrictions referred to in Section 9 hereof so long as such restrictions are in effect.

(p) “Share” shall mean a share of Class A Common Stock.

(q) “Subsidiary” shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation or by a Subsidiary of the Corporation.

(r) “Unit” shall mean a Warrant and a share of Preferred Stock granted pursuant to Section 10 of the Plan. The term “Unit” is used as a term of convenience to facilitate administration of the Plan and to describe the fact that the Warrants and Preferred Stock must be granted together; the Company will not issue Units and the Units are not a separate security.

(s) “Warrant” shall mean a Class A-1 Warrant of the Corporation exercisable for the purchase of one Share.

4. ADMINISTRATION. The Plan shall be administered by the Committee, which shall consist of not less than two directors of the Corporation, each of whom shall qualify as a “Non-Employee Director” (within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act) and as an “Outside Director” (within the meaning of Section 162(m)(4)(c) of the Code). The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may determine advisable to make the Plan, the Units, Options, and Restricted Stock effective or to provide for their administration, and may take such other action with regard to the Plan, the Units, Options, and Restricted Stock as it shall deem desirable to effectuate their purpose. The Committee may require that any Options or Warrants granted be exercisable in installments and that the restrictions or other limitations on any Restricted Stock or Preferred Stock or Warrants granted lapse in installments. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan, Options and Restricted Stock and grants of Units shall be final. The failure of the recipient of an Option, award of Restricted Stock, Warrant or Preferred Stock to execute the agreement governing such grant prepared by the Committee within 90 days after the date of the receipt of same shall render the agreement and the underlying Option, Restricted Stock, Warrant and/or Preferred Stock grant null and void ab initio.

5. SHARES AVAILABLE FOR ISSUANCE. Except to the extent of adjustments authorized by Section 15 hereof, no more than (a) 4,750,000 shares of Class A Common Stock, plus (b) such additional shares of stock of the Corporation as provided for in the Joint Plan (including, but not limited to, 2,220,570 of Class A Common Stock which may be issued upon the exercise of 2,220,570 of the Corporation’s Class A-1 Warrants, which Class A-1 Warrants may be issued hereunder together with 2,220,570 shares of the Corporation’s Class A Preferred Stock), which may be either treasury Shares (or shares of Preferred Stock, as applicable) or authorized but unissued Shares (or shares of Preferred Stock, as applicable). 2,220,570 shares of Class A Common Stock and 2,220,570 shares of Preferred Stock may be issued pursuant to Unit awards granted under this Plan. 4,750,000 shares of Class A Common Stock may be issued pursuant to Option and Restricted Stock awards granted under this Plan. Any Shares (or shares of Preferred Stock) subject to Unit, Option or Restricted Stock awards may thereafter be subject to new grants under this Plan if there is a lapse, expiration or termination of any such Unit, Option or Restricted Stock awards prior to issuance of the Shares (or shares of Preferred Stock) or if Shares (or shares of Preferred Stock) are issued hereunder and thereafter reacquired by the Corporation pursuant to rights reserved by the Corporation in connection with the issuance thereof.

6. AWARDS OF PERFORMANCE-BASED COMPENSATION. At its discretion, the Committee may make awards of Options, Restricted Stock or Units intended to comply with the “performance-based” compensation provisions of Code Section 162(m). The number of shares becoming exercisable or transferable with respect to such awards of Restricted Stock or Units shall be determined based on the attainment of written performance goals approved by the Committee for a performance period. The performance goal shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the award recipient if the goal is attained. The performance goals must be established by the Committee in writing no more than 90 days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period. Performance goals will be based on the attainment of one or more Performance Measures. To the degree consistent with Code Section 162(m), the performance goals may be calculated without regard to extraordinary items. For Options intended to be performance-based compensation under Code Section 162(m), either the purchase price of the Shares subject to the Options must be at least equal to Fair Market Value on the date of grant, or the exercisability or vesting of the Options must be conditioned upon the satisfaction of performance goals as described in this paragraph. Except with respect to Options granted at Fair Market Value, the Committee must certify in writing prior to transfer to a recipient of any performance-based compensation that the performance goals and other material terms of the award have been satisfied. Notwithstanding anything in the Plan to the contrary, the Committee shall not have discretion to increase the amount of compensation payable that would otherwise be applicable upon attainment of the performance goals for an award that is intended to be “performance-based” under Code Section 162(m).

Performance Measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance Measures may relate to the Corporation and/or one or more of its Subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code Section 162(m), the Performance Measures may be calculated without regard to extraordinary items.

7. PARTICIPANTS. Options, Restricted Stock and Units may be granted under the Plan to any key employee of, or consultant to, the Corporation or any Subsidiary or to any individual in contemplation of becoming a key employee of, or consultant to, the Corporation or any Subsidiary. The individuals to whom Options, Restricted Stock and Units are to be offered under the Plan, and the number of Options, Units and shares of Restricted Stock to be issued to each such individual, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of the Plan. Notwithstanding the foregoing, unless otherwise provided by the Committee and upon adoption of appropriate resolutions of the Board of Directors of the Corporation, the Chief Executive Officer of the Corporation shall have the authority to grant Options, Restricted Stock and Units to individuals otherwise eligible therefor other than any individual who is an officer of the Corporation or any Subsidiary, but the terms of such Options, Restricted Stock and Units (although not the number of shares or the recipients) shall have been established by the Committee.

8. OPTIONS. The number of Shares to be optioned to any eligible person shall be determined by the Committee in its sole discretion (or, with respect to any individual who is not an officer of the Corporation or any Subsidiary and subject to the limitations on the Chief Executive Officer’s authority in this regard set forth in Section 7 of this Plan, the Chief Executive Officer of the Corporation); provided, subject to readjustment pursuant to Section 15 of the Plan, unless increased by amendment to the Plan and approved by the shareholders of the Corporation:

(a) except as provided in subsection (b) below, no eligible person shall be granted, in any calendar year, Options to purchase more than 1,500,000 Shares of Class A Common Stock; and

(b) in connection with his or her initial service, an eligible person may be granted Options to purchase up to an additional 1,000,000 Shares of Class A Common Stock, which shall not count against the limit in subsection (a) above.

The Committee shall be entitled to issue Options at different times to the same person. Options shall be subject to such terms and conditions and evidenced by agreements in such form as shall be determined from time to time by the Committee, provided that the terms and conditions of each such agreement are not inconsistent with this Plan.

The purchase price per Share for the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee within the provisions of the Plan and applicable law. No Option granted under the Plan shall be exercisable after ten years and one month from the date it was granted, or such earlier date as shall be established by the Committee in granting the Option.

Except as otherwise provided herein, an Option shall be exercisable by the holder at such rate and times as may be fixed by the Committee; provided, however, upon a Change of Control, all Options shall become immediately exercisable. The Committee may provide that the Option shall not be exercisable, in whole or in part, except upon the fulfillment of specific defined conditions. No Option may at any time be exercised in part with respect to fewer than 100 Shares unless fewer than 100 Shares remain in the Option grant being exercised.

Options shall be exercised by written notice to the Secretary of the Corporation (or the Secretary’s designated agent) in such form as is from time to time prescribed by the Committee and by the payment in full of the aggregate exercise price of the Options being exercised. Payment of the purchase price upon exercise of any Option shall be made (A) in cash or (B) in whole or in part, (i) in Shares valued at Fair Market Value on the date of exercise or (ii) with respect to the exercise of Options which are not incentive stock options, as defined in Section 422 of the Code, by electing to have the Corporation withhold a number of shares of Class A Common Stock otherwise receivable upon exercise, the value of such withheld shares determined by the Fair Market Value on the date of exercise.

9. RESTRICTED STOCK. Subject to the terms of the Plan, the Committee (or, with respect to any individual who is not an officer of the Corporation or any Subsidiary and subject to the limitations on the Chief Executive Officer’s authority in this regard set forth in Section 7 of this Plan, the Chief Executive Officer of the Corporation) shall determine and designate the recipients of Restricted Stock awards, the dates on which such awards are to be granted, the number of Shares subject to such awards, and the restrictions applicable to such awards. Restricted Stock awards shall be subject to such terms and conditions and evidenced by agreements in such form as shall be determined from time to time by the Committee, provided that the terms and conditions of each such agreement are not inconsistent with this Plan. Such conditions, restrictions and contingencies may include a requirement of continuous service and/or the satisfaction of specified Performance Measures. When the Committee awards Restricted Stock hereunder, to the extent that such Restricted Stock becomes vested and nonforfeitable only upon the satisfaction of Performance Measures as specified by the Committee, the Corporation shall establish a bookkeeping account for the recipient that shall accurately reflect the number of shares of Restricted Stock subject to the award. Subject to the terms of the Plan, upon vesting, such shares of Restricted Stock shall be issued to the recipient. Any fractional share that becomes vested shall be rounded down to the nearest whole share. Subject to readjustment pursuant to Section 15 of the Plan, unless increased by amendment to the Plan and approved by the shareholders of the Corporation:

(a) except as provided in subsection (b) below, no individual shall be granted, in any calendar year, more than 1,500,000 shares of Restricted Stock; and

(b) in connection with his or her initial service, an individual may be granted up to an additional 1,000,000 shares of Restricted Stock, which shall not count against the limit in subsection (a) above.

10. UNITS OF WARRANTS AND PREFERRED STOCK. Warrants and Preferred Stock shall only be awarded in Units. Subject to the terms of the Plan, the Committee (or, with respect to any individual who is not an officer of the Corporation or any Subsidiary and subject to the limitations on the Chief Executive Officer’s authority in this regard set forth in Section 7 of this Plan, the Chief Executive Officer of the Corporation) shall determine and designate the recipients of awards of Units, the dates on which such awards are to be granted, the number of Warrants (and Shares upon exercise thereof) and shares of Preferred Stock subject to such awards, and the restrictions and other limitations applicable to such awards. Awards of Units shall be subject to such terms and conditions and evidenced by agreements in such form as shall be determined from time to time by the Committee, provided that the terms and conditions of each such agreement are not inconsistent with this Plan. Such conditions, restrictions and contingencies may include a requirement of continuous service and/or the satisfaction of specified Performance Measures. Subject to readjustment pursuant to Section 15 of the Plan, unless increased by amendment to the Plan and approved by the shareholders of the Corporation:

(a) except as provided in subsection (b) below, no individual shall be granted, in any calendar year, more than 1,500,000 Units; and

(b) in connection with his or her initial service, an individual may be granted up to an additional 1,000,000 Units, which shall not count against the limit in subsection (a) above.

11. NONTRANSFERABILITY OF OPTIONS, RESTRICTED STOCK, WARRANTS AND PREFERRED STOCK. Restricted Stock, Warrants and Preferred Stock as to which all restrictions or other limitations have not lapsed and Options shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein. Options may be exercised during the holder’s lifetime only by the holder thereof.

12. TAX WITHHOLDING. If as a result of: (a) the exercise of any Options or Warrants or the disposition of any Shares acquired pursuant to such exercise, or (b) the lapse of any restrictions or other limitations on the disposition of Restricted Stock, or as otherwise may apply to any grants under the Plan, the Corporation or any Subsidiary shall be required to withhold any amounts by reason of any Federal, state or local tax rules or regulations, the Corporation or Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when required, sufficient funds to meet the requirement for such withholding; and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation or Subsidiary when required. Notwithstanding the foregoing, the holder shall have the right to satisfy such withholding, in whole or in part, in Shares (including by having the Corporation withhold Shares otherwise issuable in respect of such Options or Warrants or by tendering vested shares of Restricted Stock) valued at Fair Market Value on the date of exercise, disposition or lapse of restrictions, as applicable.

13. TAX LIABILITY. Subject to the Committee’s discretion, agreements between the Corporation and grantees in connection with awards of Units, Options or Restricted Stock may provide for the payment by the Corporation of a supplemental cash payment to grantees promptly after the exercise of an Option, or promptly after the date on which the shares of Restricted Stock awarded or the Warrants (or Shares receivable on their exercise) and the Preferred Stock are included in the gross income of the grantee under the Code. Such supplemental cash payments, to the extent determined by the Committee, shall provide for the payment of such amounts as may be necessary to result in the grantee not having any incremental tax liability as a result of such exercise or inclusion in grantee’s gross income. The determination of the amount of any supplemental cash payments by the Committee shall be conclusive.

14. TERMINATION OF EMPLOYMENT OR SERVICE. Except as otherwise provided by the Committee, and notwithstanding any provision of the Plan to the contrary, (i) upon the termination of employment or other service of an optionee with the Corporation and all Subsidiaries other than for Cause, the optionee (or the optionee’s estate in the event of the optionee’s death) shall have the privilege of exercising any unexercised Options which the optionee could have exercised at the time of such termination of employment at any time until the end of one year following such termination of employment and (ii) upon the termination of employment or other service of an optionee with the Corporation and all Subsidiaries for Cause, all unexercised Options of such optionee shall terminate ten days after such termination of employment. The Committee may permit individual exceptions to the requirements of this section by extending the period in which Options may be exercised, provided, however, that no Options may be extended past their expiration dates.

15. ADJUSTMENT OF SHARES SUBJECT TO OPTIONS AND RESTRICTED STOCK. If there is declared and paid a stock dividend upon the Shares of the Corporation or if the Shares shall be split-up, converted, reclassified, or changed into, or exchanged for, a different number or kind of securities of the Corporation or other property, any outstanding grant of Options or unvested Restricted Stock, shall be adjusted to entitle the holder (upon the future exercise or vesting of such award) to such number and kind of securities or other property subject to the terms of the Option or Restricted Stock to which he would be entitled had he actually owned the Shares subject to the unexercised or unvested portion of the Option or Restricted Stock, as applicable, at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or exchange; and the aggregate purchase price upon the future exercise of the adjusted Option shall be the same as if originally optioned Shares were being purchased thereunder. If any such event should occur, the number of Shares with respect to which awards under the Plan remain to be issued, or with respect to which awards under the Plan may be reissued, as well as the maximum numbers of Options, shares of Restricted Stock and Units permitted under Sections 8, 9 and 10 of the Plan, respectively, shall be similarly adjusted.

In the event the outstanding Shares shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction, then each Option shall thereafter become exercisable for, and each share of Restricted Stock shall be converted into a corresponding award with respect to, the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the Shares subject to the Option or Restricted Stock would have been changed or exchanged had the Option been exercised in full and the Restricted Stock been fully vested prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding Share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per Share by a plurality of the Shares, and provided further that, if necessary, the provisions of the Option and/or Restricted Stock award shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option or vesting of the Restricted Stock.

16. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of shares of Preferred Stock and of Shares upon any exercise of an Option or Warrant, or upon any lapsing of restrictions on Restricted Stock until (a) the admission of such Shares to listing on any stock exchange on which Shares are then listed and (b) the completion of such registration or other qualification of such Shares and the Preferred Stock and the Warrant under any state or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option or Warrant and any grantee of Restricted Stock or Units shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or nonexistence with respect to such Shares and Preferred Stock and Warrants of an effective registration statement under the Securities Act of 1933, as from time to time amended, to issue the Shares and the Warrants and Preferred Stock in compliance with the provisions of that or any comparable Act.

17. AMENDMENT AND TERMINATION OF THE PLAN. The Committee may at any time discontinue the Plan or the grant of any additional Options or Restricted Stock or Units under the Plan. Except as hereinafter provided, the Committee may from time to time amend the Plan and the terms and conditions of any Options or grants of Restricted Stock or Units not theretofore issued, and the Committee, with the consent of the affected holder of an Option or Restricted Stock or Unit, may at any time withdraw or from time to time amend the Plan and the terms and conditions of such Option or grant of Restricted Stock or Units as have been theretofore granted.

18. EFFECTIVENESS AND TERM OF THE PLAN. The Plan originally became effective and in full force upon the consummation of the Joint Plan. The effective date of this restatement of the Plan shall be May 19, 2004. Unless sooner terminated by the Committee pursuant to Section 17 hereof, the Plan shall terminate on the date ten years after March 31, 2003. No Option or Restricted Stock or Warrant and Preferred Stock may be granted or awarded after termination of the Plan. Termination of the Plan shall not affect the validity of any Option or Restricted Stock or Unit outstanding on the date of such termination.

APPENDIX C

INCENTIVE COMPENSATION PLAN

OF

US AIRWAYS GROUP, INC.

The Incentive Compensation Plan of US Airways Group, Inc. was originally adopted by the Corporation effective as of January 1, 1988, and was amended and restated in its entirety to be effective for Plan Years beginning after December 31, 1996. By action of the Corporation’s Board of Directors at its meeting on March 10, 2004, this document constitutes an amendment and restatement of the Plan in its entirety to be effective as of May 19, 2004.

1.	PURPOSE. The purpose of the Plan is to reward executives and other key management employees of US Airways and other subsidiaries of the Corporation and to motivate them to increase shareholder value and to achieve profitable results. The Plan is intended to permit grants of qualified performance-based compensation as defined in Code Section 162(m).

2.	DEFINITIONS. When used in this Plan, unless the context otherwise suggests:

(a) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(b) “Committee” shall mean a committee of Board members appointed by the Board of Directors, which shall consist of not less than two directors of the Corporation, each of whom shall qualify as an “Outside Director” (as defined in Treasury Regulation Section 1.162-27(e)(3)).

(c) “Corporation” shall mean US Airways Group, Inc.

(d) “Performance Measures” may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, cost or liability by category, operating unit or any other delineation. Performance Measures may relate to the Corporation and/or one or more of its Subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code Section 162(m), the Performance Measures may be calculated without regard to extraordinary items.

(e) “Plan” shall mean this Incentive Compensation Plan of US Airways Group, Inc., as amended from time to time.

(f) “Plan Year” shall mean January 1 to December 31 to coincide with the Corporation’s fiscal year.

(g) “US Airways” shall mean US Airways, Inc.

3.

Administration. The Plan shall be administered by the Committee. Any Committee member who is eligible to participate in the Plan shall abstain from voting on any matter before the Committee relating to the Plan. The Committee may authorize and establish such rules, regulations, and procedures as it may determine advisable to make the Plan effective or to provide for its administration and may take such other action with regard to the Plan as it shall deem desirable to effectuate its purposes. A determination of the Committee as to any questions which arise with respect to the interpretation of the provisions of the Plan shall be final.

4.	Participants. Executives and other key management employees of US Airways and other subsidiaries of the Corporation as approved by the Committee.

5.	Eligibility. Participants must be actively employed on the date of payment under the Plan in order to be eligible to receive an award. However, should a Participant retire, die or become disabled at any time during the Plan Year, a pro rata award may be paid based on the Participant’s number of full months of active service during the Plan Year; provided, awards granted under Section 6(d) of the Plan shall not be payable upon a Participant’s retirement if the performance goals for such grant have not been satisfied. Participants in an eligible position for less than a full Plan Year, due to the commencement of employment, promotion or demotion, shall receive a pro rata award based on the number of full months in the eligible position. Participants whose target percentage changes during a Plan Year will receive an award based on a pro rata calculation between the percentages.

6.	Awards. The Plan provides for the payment of incentive, bonus and qualified awards.

(a) Incentive Awards:

(i) Each Plan Year, the Committee may elect for each officer Participant whether to provide incentive awards under this subsection and whether to provide qualified awards under subsection (d). In a given Plan Year, an officer Participant may receive awards under both this subsection (a) and under subsection (d), or may receive an award only under this subsection (a), or may receive an award only under subsection (d), as the Committee determines; provided, incentive awards under this subsection (a) shall not be determined in whole or in part by receipt or failure to receive qualified awards under subsection (d).

(ii) The Committee establishes target awards for each officer Participant who has been chosen to receive an incentive award under this subsection stated as a percentage of the Participant’s base salary. The senior officer whose responsibilities include Human Resources, with the concurrence of the Chief Executive Officer, will establish target awards for each non-officer Participant in the Plan stated as a percentage of the Participant’s base salary.

(iii) The Committee shall establish objectives for the Plan Year by March 31 of the Plan Year against which incentive awards will be measured.

(iv) Target awards may be paid if the Corporation and the Participant meet established objectives. If objectives are achieved at the maximum level, awards may be paid up to 200% of target. Notwithstanding any other provision of the Plan, the Committee retains the right at its sole discretion to increase or decrease a Participant’s incentive award (including down to zero (0) or in excess of 200% of the individual’s target), based on the individual Participant’s performance.

(b) Bonus Awards: For any Plan Year in which no incentive awards are paid, the Committee retains the right to authorize bonus awards under the Plan to such Participants and in such amounts as it shall determine in its sole discretion; however, bonus awards shall not be paid under this subsection in any Plan Year to any Participants who were chosen for qualified awards under subsection (d) for such Plan Year.

(c) Incentive, bonus and qualified awards shall be paid in a lump sum cash distribution to Participants as soon as practical following the close of the Plan Year and after such awards have been approved by the Committee.

(d) Qualified Awards:

(i) The Committee may determine that an award under the Plan shall be a performance-based award under Code Section 162(m), in which case such award shall be granted pursuant to the terms and conditions of this subsection (d) and shall be deemed a qualified award.

a. Qualified Incentive Awards. The Committee may establish target awards and maximum awards for each officer Participant who has been chosen to receive a qualified incentive award under this subsection stated as percentages of the Participant’s base salary.

b. Qualified Bonus Awards. In lieu of or in addition to qualified incentive awards as described in subsection (d)(i)(a) above, the Committee may authorize qualified bonus awards under the Plan, subject to the provisions of subsections (d)(ii) through (d)(iv) below.

(ii) No later than ninety (90) days after the commencement of the Plan Year, the Committee shall specify in writing the qualified awards and the performance goals for such qualified awards, including the Performance Measures on which such performance goals are based, that are to apply for that Plan Year, subject to the provisions of subsections (d)(iii) and (d)(iv) below. Notwithstanding the foregoing, for a Participant who becomes eligible during a Plan Year due to promotion, the qualified awards and performance goals for such Participant shall be specified in writing before 25% of the number of days remaining in the Plan Year have elapsed, beginning on the date of such promotion.

(iii) Qualified awards may vary among Participants and from Plan Year to Plan Year; however, no qualified award shall exceed the lesser of: (A) an amount equal to two (2) times the Participant’s annual base salary in effect as of May 19, 2004; or (B) an amount equal to two (2) times the Participant’s annual base salary as in effect on the date on which the Committee determines the qualified award as provided in subsection (ii) above.

(iv) As soon as possible following the end of each Plan Year, the Committee shall certify in writing for each Participant who received a qualified award whether the performance goals for that Plan Year have been met. If such goals have been met, the Committee will direct payment to such Participant with respect to the qualified award established under subsection (d)(ii) hereof.

a. Qualified Incentive Awards. Target awards may be paid if the Corporation and the Participant meet established objectives. If objectives are achieved at the maximum level, awards may be paid up to 200% of target, but not to exceed the limits provided in subsection (d)(iii) above. Notwithstanding any other provision of the Plan, the Committee retains the right at its sole discretion to decrease (but not increase) a Participant’s qualified award (including down to zero (0)), based on the individual Participant’s performance.

b. Qualified Bonus Awards. Bonus awards may be paid if the Corporation and the Participant meet established objectives.

(v) The Committee in its sole discretion may award to a Participant less than the qualified award, regardless of the fact that the performance goals for such award have been met. The Committee shall not have discretion to increase the qualified award.

(vi) The Corporation intends that qualified awards under this Plan satisfy the applicable requirements of Code Section 162(m) so that such Code section does not deny the Corporation a tax deduction for such qualified awards. It is intended that the Plan shall be operated and interpreted such that qualified awards remain tax deductible by the Corporation.

7.	Tax Withholding. Cash awards made pursuant to the Plan are subject to applicable federal, state, and local, if any, payroll tax withholdings.

8.	Amendment of Plan. The Committee may from time to time amend the Plan and its terms and conditions and may at any time discontinue the granting of awards under the Plan; provided, shareholder approval shall be required for any material amendment of the Plan, as determined under Code Section 162(m).

9.	Effective Date and Term of Plan. This restatement of the Plan shall be effective as of May 19, 2004, and shall remain in effect until the Committee, in its sole discretion, decides to terminate the Plan.

*****

CLASS A COMMON STOCK

CLASS A PREFERRED STOCK

US AIRWAYS GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints David N. Siegel and Elizabeth K. Lanier, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Class A Common Stock and Class A Preferred Stock of US Airways Group, Inc. (the “Company”) which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company, to be held at the Legends Conference Center, 2500 Legends Circle, Prattville, Alabama on Wednesday, May 19, 2004, at 9:30 a.m., local time, and at any and all adjournments thereof, as indicated below.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE	Votes must be indicated (x) in Black or Blue Ink. ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW-LISTED PROPOSALS

1.	Elect as directors the ten nominees listed below to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below):

FOR ALL NOMINEES listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.	☐	*EXCEPTIONS	☐

Nominees: David G. Bronner, Rono J. Dutta, Cheryl G. Gordon, Robert L. Johnson, Bruce R. Lakefield, John A. McKenna, Hans Mirka, David N. Siegel, James M. Simon and William T. Stephens

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.

*Exceptions _____________________________________________________________________________________

2.	Ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approve the 2003 Stock Incentive Plan, as amended and restated.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approve the Incentive Compensation Plan, as amended and restated.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

To change your address, please mark this box.    ☐

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Date	Share Owner sign here	Co-Owner sign here

Do you plan to attend the Annual Meeting?                      ☐ YES                      ☐ NO

Revocable Proxy	CLASS B COMMON STOCK CLASS B PREFERRED STOCK US AIRWAYS GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints David N. Siegel and Elizabeth K. Lanier, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Class B Common Stock and Class B Preferred Stock of US Airways Group, Inc. (the “Company”) which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company, to be held at the Legends Conference Center, 2500 Legends Circle, Prattville, Alabama on Wednesday, May 19, 2004, at 9:30 a.m., local time, and at any and all adjournments thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW-LISTED PROPOSALS

1)	Elect as directors the ten nominees listed below to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below):

☐	FOR ALL NOMINEES listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

David G. Bronner, Rono J. Dutta, Cheryl G. Gordon, Robert L. Johnson, Bruce R. Lakefield, John A. McKenna, Hans Mirka, David N. Siegel, James M. Simon and William T. Stephens

2)	Ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3)	Approve the 2003 Stock Incentive Plan, as amended and restated.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4)	Approve the Incentive Compensation Plan, as amended and restated.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE

(Continued, and to be signed and dated, on the reverse side)

(Continued from the other side)

PROXY - SOLICITED BY THE BOARD OF DIRECTORS

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

Signature

Signature, if shares held jointly

Date:	, 2004

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Do you plan to attend the Annual Meeting?                      ☐ YES                      ☐ NO